Goldman Sachs Trust
Institutional Liquid Assets

▶ Prime Obligations Portfolio

▶ Money Market Portfolio

▶ Government Portfolio

▶ Treasury Obligations Portfolio

▶ Treasury Instruments Portfolio

▶ Federal Portfolio

▶ Tax-Exempt Diversified Portfolio

▶ Tax-Exempt California Portfolio

▶ Tax-Exempt New York Portfolio

ANNUAL REPORT
December 31, 2005

Letter to Shareholders

Dear Shareholders:

We welcome the opportunity to provide you with a summary of the trends and key events that affected the economy and the Goldman Sachs Institutional Liquid Assets (“ILA”) Portfolios during the one-year reporting period that ended December 31, 2005.

The Economy in Review

A variety of factors threatened to derail the U.S. economy in 2005, including steadily rising short-term interest rates, record-high oil prices, several devastating hurricanes, and geopolitical issues. However, thanks in part to continued strong consumer spending, the U.S. economy persevered. After a 3.8% advance in the first quarter of 2005, gross domestic product (“GDP”) was up 3.3% during the second quarter and 4.1% in the third quarter. While fourth quarter figures have not yet been released, another solid gain is anticipated.

Money Market Review

The Federal Reserve Open Market Committee (the “FOMC”) continued with its tightening campaign in 2005 and raised the federal funds rate by 25 basis points at each of the eight meetings. This brought the federal fund rate to 4.25%, its highest level since mid-2001. The FOMC made virtually no changes to the statement that accompanies its rate hikes until December 2005. At that time, rather than saying that “policy accommodation can be removed at a pace that is likely to be measured,” it stated “further measured policy firming is likely to be needed to keep the risks to the attainment of both sustainable economic growth and price stability roughly in balance.” The minutes from the last FOMC meeting for 2005 noted that the number of additional rate increases is “probably not large.” Goldman, Sachs & Co. economists interpret this to mean that the tightening cycle could end by mid-2006 and their official forecast for the federal funds rate remains at 5.0% by mid-year 2006, although they would not be surprised if the peak were 4.50% to 4.75%. The data will determine how far the FOMC will go with regards to tightening.(†) The FOMC meeting on January 31, 2006 will be Fed Chairman Alan Greenspan’s last meeting before being replaced by Ben Bernanke.

Strategy

Taxable—The Goldman Sachs taxable portfolios continued to remain neutral in 2005, primarily purchasing securities on the shorter end of the yield curve, mainly in the one- to three-month sector. The market expected the eight tightenings by the FOMC and based on this assessment and the shape of the yield curve, we did not believe the longer end of the curve offered much value. We occasionally purchased securities in the one-year sector throughout the year during times of sell-offs. Going forward, we will look for value on the longer end of the curve as we view the FOMC may be approaching the end of the tightening cycle. We intend to increase the weighted average maturities of the portfolios to the 35 — 45 day range in the first quarter of 2006.

†	The economic and market forecasts have been generated by Goldman, Sachs & Co. economists for informational purposes as of a certain date. They are based on proprietary models and there can be no assurance that the forecasts will be achieved. Please see additional disclosures. These economic and market forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, such forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts.

Letter to Shareholders
(continued)

Tax Exempt—The tax-exempt portfolios focused predominantly on the shorter end of the yield curve in 2005. This strategy was used as light supply and a flat yield curve made it challenging to go out further on the curve. In conjunction with the taxable portfolios, we occasionally bought in the one-year sector due to increased primary note issuance in mid-year, and when we saw the longer end of the curve adding value. As with the taxable market, the future FOMC tightenings were already priced into the tax-free market. As we believe there will be a possible end in the tightening process by mid-year 2006, we will continue to look on the longer end of the yield curve and intend to increase the portfolios’ weighted average maturities.

Summary of ILA Portfolios Institutional

Units/Shares* as of
December 31, 2005

	Standardized	Standardized		Weighted
	7-Day	7-Day	30-Day	Avg.
	Current	Effective	Average	Maturity
ILA Portfolios	Yield	Yield	Yield	(days)

Prime Obligations	3.92%	3.99%	3.85%	32

Money Market	3.94	4.02	3.86	32

Government	3.90	3.97	3.82	33

Treasury Obligations	3.59	3.66	3.70	11

Treasury Instruments	3.37	3.43	3.40	38

Federal	3.79	3.86	3.75	36

Tax-Exempt Diversified	2.95	3.00	2.66	23

Tax-Exempt California	2.90	2.94	2.62	16

Tax-Exempt New York	2.93	2.97	2.64	21

*	ILA offers three separate classes of units (Institutional, Administration, Service) and one class of shares (Cash Management), each of which is subject to different fees and expenses that affect performance and entitle unitholders/shareholders to different services. The Administration Units pay 0.15% plus 0.10% from the Adviser for a total of 0.25% of the average daily net assets attributable to Administration Units. The Service Units pay 0.40% plus 0.10% from the Adviser for a total of 0.50% of the average daily net assets attributable to Service Units. The Cash Management Shares pay a service fee of up to 0.50%, a distribution (12b-1) fee of up to 0.50% plus 0.30% from the adviser for a total of up to 1.30% of the average daily net assets attributable to Cash Management Shares. Furthermore, in addition to these classes, Prime Obligations offers Class B and Class C Units, which are subject to distribution (12b-1) and personal and account maintenance service fees equal to 0.75% and 0.25%, respectively, of the average daily net assets attributable to Class B and Class C Units, and may be subject to contingent deferred sales charges. If these fees and/or sub-charges were reflected in the above performance, performance would have been reduced. From time to time, Goldman Sachs Asset Management may voluntary waive a portion of the existing distribution and/or service fees of the Portfolios.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market portfolio seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in a money market portfolio.

The yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above. Please visit www.gs.com (clientservices/MutualFunds/USfunds) to obtain the most recent daily returns.

Yields will fluctuate as market conditions change. The yield quotations more closely reflect the current earnings of the Portfolio.

Letter to Shareholders
(continued)

Sector Allocation as of December 31, 2005**

Taxable Portfolios

Security Type	Prime	Money		Treasury	Treasury
(Percentage of Portfolio)	Obligations	Market	Government	Obligations	Instruments	Federal

Bank Notes	1.0%	—	—	—	—	—

Certificates of Deposit	5.3	4.2%	—	—	—	—

Certificates of Deposit — Eurodollar	—	3.0	—	—	—	—

Certificates of Deposit — Yankeedollar	—	2.8	—	—	—	—

Commercial Paper & Corporate Obligations	28.9	29.0	—	—	—	—

Master Demand Notes	1.9	1.3	—	—	—	—

Repurchase Agreements	28.3	29.9	57.8%	92.3%	—	—

US Government Agency Obligations	9.8	3.9	42.2	—	—	100.0%

US Treasury Obligations	—	—	—	7.7	100%	—

Variable Rate Obligations	24.8	25.9	—	—	—	—

Tax-Exempt Portfolios

Security Type	Tax-Exempt	Tax-Exempt	Tax-Exempt
(Percentage of Portfolio)	Diversified	California	New York

Commercial Paper	8.5%	14.2%	8.4%

Put Bonds	3.9	2.1	1.4

Revenue Anticipation Notes	0.5	1.7	—

Revenue Bonds	—	—	1.4

Tax and Revenue Anticipation Notes	3.9	2.0	—

Tax Anticipation Notes	2.1	—	3.7

Variable Rate Obligations	81.1	80.0	85.1

**	The Portfolios are actively managed and, as such, their composition may differ over time.

In closing, we thank you for your continued support. As in the past, we will look for additional ways to improve our services while seeking to provide competitive performance.

Goldman Sachs Money Market Management Team

January 27, 2006

Statement of Investments

ILA Prime Obligations Portfolio
December 31, 2005

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Bank Note—1.0%
Bank of America Corp.
$5,000,000	4.22%	08/30/2006	$5,000,000

Commercial Paper and Corporate Obligations—28.8%
Asset-Backed
Adirondack 2005-2 Ltd.
$4,000,000	4.33%	02/13/2006	$3,979,312
Cafco LLC
5,000,000	4.27	02/03/2006	4,980,429
5,000,000	4.25	02/13/2006	4,974,618
Citibank Credit Card Issuance Trust (Dakota Corp.)
10,000,000	4.20	01/26/2006	9,970,833
5,000,000	4.28	01/26/2006	4,985,139
5,000,000	4.35	02/13/2006	4,974,021
Clipper Receivables Co. LLC
5,000,000	4.24	01/17/2006	4,990,578
10,000,000	4.32	01/31/2006	9,964,000
CRC Funding LLC
10,000,000	4.30	01/30/2006	9,965,361
Davis Square Funding V (Delaware) Corp.
5,000,000	4.35	01/31/2006	4,981,875
Edison Asset Securitization Corp.
5,000,000	3.72	01/17/2006	4,991,733
5,000,000	4.28	02/03/2006	4,980,383
5,000,000	4.29	02/06/2006	4,978,550
FCAR Owner Trust Series I
5,000,000	4.29	01/06/2006	4,997,021
10,000,000	4.31	01/18/2006	9,979,647
Ford Credit Floor Plan Master Owner Trust (Motown)
2,000,000	4.12	01/18/2006	1,996,109
2,000,000	4.19	01/20/2006	1,995,577
Fountain Square Commercial Funding Corp.
5,000,000	4.21	01/27/2006	4,984,797
G Street Finance (Delaware) Corp.
2,000,000	4.46	03/17/2006	1,981,417
Govco, Inc.
5,000,000	4.23	02/13/2006	4,974,738
5,000,000	4.32	02/27/2006	4,965,800
Park Avenue Receivables Corp.
5,000,000	4.35	01/26/2006	4,984,896
Park Avenue Receivables Corp. (PARCO)
5,000,000	4.33	01/23/2006	4,986,770
Sierra Madre Funding Ltd.
5,000,000	4.36	01/31/2006	4,981,833
Ticonderoga Funding LLC
5,000,000	4.35	01/24/2006	4,986,104
5,000,000	4.35	01/27/2006	4,984,292
Commercial Banks
Bank of America Corp.
3,000,000	3.92	03/01/2006	2,980,727
Security and Commodity Brokers, Dealers and Services
Bear Stearns & Cos., Inc.
$5,000,000	4.29%	01/03/2006	$4,998,808

Total Commercial Paper and Corporate Obligations			$147,495,368

Certificates of Deposit—5.3%
Bank of New York
$3,000,000	3.70%	05/10/2006	$3,000,000
3,000,000	4.76	12/05/2006	3,000,000
Marshall & Ilsley Bank
4,000,000	3.77	06/19/2006	4,000,000
National City Bank of Indiana
7,000,000	3.77	03/29/2006	7,000,081
SunTrust Bank
5,000,000	4.73	11/27/2006	5,000,000
Wells Fargo Bank
2,000,000	4.08	07/31/2006	2,000,000
Wells Fargo Bank NA
3,000,000	4.29	01/24/2006	3,000,000

Total Certificates of Deposit			$27,000,081

Government Agency Securities—9.8%
Federal Home Loan Bank(a)
$5,000,000	4.18%	02/02/2006	$4,998,647
10,000,000	4.22	02/16/2006	9,997,599
Federal National Mortgage Association
5,000,000	4.21 (a)	01/07/2006	4,997,523
15,000,000	4.15 (a)	02/06/2006	14,998,892
5,000,000	4.27	02/22/2006	4,998,838
10,000,000	4.33 (a)	03/07/2006	9,994,946

Total Government Agency Securities			$49,986,445

Master Demand Note—1.9%
Bank of America Securities LLC
$10,000,000	4.33%	02/02/2006	$10,000,000

Variable Rate Obligations(a)—24.7%
American Express Centurion Bank
$5,000,000	4.34%	01/30/2006	$5,000,000
Fifth Third Bank
10,000,000	4.26	01/06/2006	9,998,859
First Union National Bank
5,000,000	4.74	01/17/2006	5,003,693
General Electric Capital Corp.
5,000,000	4.44	01/09/2006	5,000,000
Merrill Lynch & Co., Inc.
10,000,000	4.34	01/04/2006	10,009,457
5,000,000	4.56	01/11/2006	5,010,482
Monumental Life Insurance Co.(b)
20,000,000	4.44	01/03/2006	20,000,000

The accompanying notes are an integral part of these financial statements.

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Variable Rate Obligations(a) (continued)
Monumental Life Insurance Co.(b) (continued)
Morgan Stanley
$5,000,000	4.30%	01/03/2006	$5,000,000
5,000,000	4.33	01/03/2006	5,000,000
Suntrust Bank
5,000,000	4.33	01/27/2006	5,000,000
Union Hamilton Special Funding LLC
5,000,000	4.50	03/21/2006	5,000,000
US Bank, N.A.
10,000,000	4.31	01/30/2006	9,998,522
Variable Funding Capital Corp.
10,000,000	4.27	01/03/2006	10,000,000
Wachovia Asset Securitization, Inc.(b)
11,454,239	4.37	01/25/2006	11,454,239
Wells Fargo & Co.
15,000,000	4.54	03/03/2006	15,003,224

Total Variable Rate Obligations			$126,478,476

Total Investments before Repurchase Agreements			$365,960,370

Repurchase Agreements(c)—28.3%
Citigroup Global Markets, Inc.
$5,000,000	4.30%	01/03/2006	$5,000,000
Maturity Value: $5,002,389
5,000,000	4.35	01/03/2006	5,000,000
Maturity Value: $5,002,417
Repurchase Agreement issued by Citigroup Global Markets, Inc., with a total amortized cost of $10,000,000 are collateralized by various corporate issues, 0.00% to 7.88%, due 12/10/2009 to 06/25/2035. The aggregate market value of the collateral, including accrued interest, was $10,308,167.
Joint Repurchase Agreement Account II
134,600,000	4.29	01/03/2006	134,600,000
Maturity Value: $134,664,114

Total Repurchase Agreements			$144,600,000

Total Investments—99.8%			$510,560,370

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security index is based on either LIBOR or Federal Funds rate.
(b)	Securities not registered under the Securities Act of 1933, as amended. Such securities have been determined to be illiquid by the Investment Adviser. At December 31, 2005, these securities amounted to $31,454,239 or approximately 6.1% of net assets.
(c)	Unless noted, all repurchase agreements were entered into on December 30, 2005. Additional information on Joint Repurchase Agreement Account II appears on page 35.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security or the next interest reset date for floating rate securities.

The accompanying notes are an integral part of these financial statements.

Statement of Investments

ILA Money Market Portfolio
December 31, 2005

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Commercial Paper and Corporate Obligations—28.9%
Asset-Backed
Adirondack Corp.
$10,000,000	4.26%	02/03/2006	$9,960,950
Altius I Funding Corp.
10,000,000	4.28	01/25/2006	9,971,467
Amstel Funding Corp.
20,000,000	4.36	03/01/2006	19,857,089
Atlantis One Funding Corp.
14,135,000	4.24	02/06/2006	14,075,068
Cancara Asset Securitisation Ltd.
50,550,000	4.28	02/17/2006	50,267,538
Citibank Credit Card Issuance Trust (Dakota Corp.)
20,000,000	4.31	01/18/2006	19,959,294
CRC Funding LLC
30,000,000	4.33	01/23/2006	29,920,617
Curzon Funding LLC
15,000,000	4.28	02/01/2006	14,944,717
Davis Square Funding III (Delaware) Corp.
10,000,000	4.37	02/28/2006	9,929,594
Davis Square Funding IV (Delaware) Corp.
15,000,000	4.25	02/01/2006	14,945,104
G Street Finance (Delaware) Corp.
10,000,000	4.46	03/17/2006	9,907,083
Gemini Securitization Corp.
20,000,000	4.20	01/27/2006	19,939,333
George Street Finance LLC
15,000,000	4.32	01/12/2006	14,980,200
Grampian Funding Ltd.
8,000,000	3.75	01/13/2006	7,990,000
10,000,000	4.19	01/31/2006	9,965,083
North Sea Funding LLC
40,000,000	4.36	01/25/2006	39,883,733
Park Avenue Receivables Corp. (PARCO)
30,000,000	4.33	01/23/2006	29,920,617
Ticonderoga Funding LLC
30,000,000	4.33	01/23/2006	29,920,617
Tulip Funding Corp.
41,231,000	4.35	03/01/2006	40,937,057
Commercial Banks
Bank of America Corp.
25,000,000	3.92	03/01/2006	24,839,389
Danske Corp.
50,000,000	4.24	02/01/2006	49,817,444
Norddeutsche Landesbank Girozentrale
40,000,000	4.38	03/08/2006	39,679,167
Insurance Carriers
ING Funding LLC
9,000,000	4.20	02/03/2006	8,965,350
Security and Commodity Brokers, Dealers and Services
Bear Stearns & Cos., Inc.
25,000,000	4.29	01/03/2006	24,994,042
KBC Finance Products International
10,000,000	4.20	02/03/2006	9,961,500

Total Commercial Paper and Corporate Obligations			$555,532,053

Certificates of Deposit—4.1%
SunTrust Bank
$45,000,000	4.29%	02/16/2006	$45,000,000
Toronto-Dominion Bank
10,000,000	3.75	06/01/2006	10,000,101
Wells Fargo Bank NA
25,000,000	4.39	01/13/2006	25,000,000

Total Certificates of Deposit			$80,000,101

Certificates of Deposit-Eurodollar—3.0%
Alliance & Leicester PLC
$10,000,000	3.79%	03/29/2006	$10,000,000
Calyon
5,000,000	3.41	03/21/2006	5,000,000
5,000,000	3.78	03/29/2006	5,000,000
Credit Agricole SA
25,000,000	3.87	03/09/2006	25,000,000
Societe Generale
13,000,000	4.75	12/04/2006	13,000,000

Total Certificates of Deposit-Eurodollar			$58,000,000

Certificates of Deposit-Yankeedollar—2.8%
Barclays Bank PLC
$10,000,000	4.77%	12/05/2006	$10,000,000
Deutsche Bank AG
10,000,000	4.10	07/31/2006	10,000,000
Fortis Bank
5,000,000	3.70	05/10/2006	4,999,914
Norinchukin Bank NY
15,000,000	4.31	01/31/2006	15,000,000
Royal Bank of Canada
9,000,000	4.25	08/31/2006	9,000,000
Toronto-Dominion Bank
5,000,000	3.70	05/10/2006	5,000,000

Total Certificates of Deposit-Yankeedollar			$53,999,914

Master Demand Note—1.3%
Bank of America Securities LLC
$25,000,000	4.33%	02/02/2006	$25,000,000

The accompanying notes are an integral part of these financial statements.

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

U.S. Government Agency Obligations(a) —3.9%
Federal Home Loan Bank
$20,000,000	4.18%	02/02/2006	$19,994,589
Federal National Mortgage Association
25,000,000	4.33	03/07/2006	24,987,366
30,000,000	4.27	02/22/2006	29,993,026

Total U.S. Government Agency Obligations			$74,974,981

Variable Rate Obligations(a) —25.9%
Australia and New Zealand Banking Group Ltd.
$4,000,000	4.35%	01/23/2006	$4,000,000
Bank of Ireland
20,000,000	4.34	01/20/2006	20,000,000
Barclays Bank PLC
50,000,000	4.31	01/23/2006	49,992,438
BellSouth Telecommunications, Inc.
50,000,000	4.50	01/04/2006	50,000,000
BNP Paribas SA
70,000,000	4.31	01/17/2006	69,992,741
Commonwealth Bank of Australia
2,000,000	4.35	01/24/2006	2,000,000
Credit Suisse First Boston, Inc.
35,000,000	4.49	03/27/2006	35,000,000
General Electric Capital Corp.
15,000,000	4.44	01/09/2006	15,000,000
HBOS Treasury Services PLC
30,000,000	4.32	01/11/2006	29,999,960
25,000,000	4.44	02/20/2006	25,000,000
Merrill Lynch & Co., Inc.
10,000,000	4.34	01/04/2006	10,009,457
40,000,000	4.39	01/23/2006	40,050,341
Monumental Life Insurance Co.(b)
25,000,000	4.44	01/03/2006	25,000,000
Nationwide Building Society
46,700,000	4.60	03/13/2006	46,756,854
New York Life Insurance Co.(b)
25,000,000	4.12	01/01/2006	25,000,000
10,000,000	4.45	04/01/2006	10,000,000
Societe Generale
15,000,000	4.26	01/03/2006	15,000,000
Unicredito Italiano SPA
10,000,000	4.47	03/31/2006	9,998,284
Union Hamilton Special Funding LLC
15,000,000	4.50	03/21/2006	15,000,000

Total Variable Rate Obligations			$497,800,075

Total Investments before Repurchase Agreements			$1,345,307,124

Repurchase Agreements(c)—29.9%
Citigroup Global Markets, Inc.
$20,000,000	4.30%	01/03/2006	$20,000,000
Maturity Value: $20,009,556
20,000,000	4.35	01/03/2006	20,000,000
Maturity Value: $20,009,667
Repurchase Agreement issued by Citigroup Global Markets, Inc., with a total amortized cost of $40,000,000 are collateralized by various corporate issues, 0.00% to 8.63%, due 07/01/2009 to 12/25/2035. The aggregate market value of the collateral, including accrued interest, was $41,439,923.
Joint Repurchase Agreement Account II
534,300,000	4.29	01/03/2006	534,300,000
Maturity Value: $534,554,505

Total Repurchase Agreements			$574,300,000

Total Investments—99.8%			$1,919,607,124

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security index is based on the LIBOR rate.
(b)	Securities not registered under the Securities Act of 1933, as amended. Such securities have been determined to be illiquid by the Investment Adviser. At December 31, 2005, these securities amounted to $60,000,000 or approximately 3.1% of net assets.
(c)	Unless noted, all repurchase agreements were entered into on December 30, 2005. Additional information on Joint Repurchase Agreement Account II appears on page 35.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security or the next interest reset date for floating rate securities.

The accompanying notes are an integral part of these financial statements.

Statement of Investments

ILA Government Portfolio
December 31, 2005

Principal	Interest		Maturity	Amortized
Amount	Rate		Date	Cost

U.S. Government Agency Obligations—42.1%
Federal Home Loan Bank(a)
$1,000,000	3.91%		01/04/2006	$999,540
2,000,000	4.26		01/21/2006	1,999,243
5,000,000	4.15		02/02/2006	4,998,267
Federal Home Loan Mortgage Corp.
750,000	3.58		03/17/2006	744,414
3,000,000	4.37	(a)	03/22/2006	2,998,494
1,000,000	4.39	(a)	03/27/2006	999,526
1,000,000	4.48		11/01/2006	962,169
500,000	4.49		11/14/2006	480,232
Federal National Mortgage Association
2,000,000	4.21	(a)	01/07/2006	1,999,009
5,000,000	4.22	(a)	01/09/2006	4,999,932
1,000,000	3.15		02/06/2006	999,976
8,800,000	4.27	(a)	02/22/2006	8,797,844
2,000,000	4.33	(a)	03/07/2006	1,998,989
3,000,000	4.36	(a)	03/21/2006	2,998,283
2,000,000	4.37	(a)	03/22/2006	1,998,850
1,000,000	2.50		06/15/2006	994,610
1,000,000	3.63		11/17/2006	990,598

Total U.S. Government Agency Obligations				$39,959,976

Total Investments before Repurchase Agreements				$39,959,976

Repurchase Agreements(b) —57.7%
Deutsche Bank Securities, Inc.
$1,500,000	4.18%		01/27/2006	$1,500,000
Maturity Value: $1,510,798
Dated: 11/03/2005
1,500,000	4.18		01/27/2006	1,500,000
Maturity Value: $1,510,624
Dated: 11/04/2005
1,500,000	4.18		01/31/2006	1,500,000
Maturity Value: $1,515,327
Dated: 11/04/2005
1,000,000	4.22		01/30/2006	1,000,000
Maturity Value: $1,008,674
Dated: 11/17/2005
1,000,000	4.20		01/30/2006	1,000,000
Maturity Value: $1,009,800
Dated: 11/07/2005
Repurchase Agreements issued by Deutsche Bank Securities, Inc., with a total amortized cost of $6,500,000, are collateralized by Federal National Mortgage Association, 5.00%, due 08/01/2020. The market value, including accrued interest, was $6,695,000.
Joint Repurchase Agreement Account II
43,800,000	4.29		01/03/2006	43,800,000
Maturity Value: $43,820,863
UBS Securities LLC
1,000,000	4.11		01/19/2006	1,000,000
Maturity Value: $1,010,275
Dated: 10/21/2005
Collateralized by Federal National Mortgage Association, 5.00% to 5.50%, due 12/01/2020 to 02/01/2032. The aggregate market value of the collateral, including accrued interest, was $1,021,199.
1,500,000	4.17		01/26/2006	1,500,000
Maturity Value: $1,514,943
Dated: 11/01/2005
Collateralized by Federal Home Loan Mortgage Corp., 6.50%, due 11/01/2011 and Federal National Mortgage Association, 6.00% to 7.50%, due 10/01/2019 to 10/01/2032. The aggregate market value of the collateral, including accrued interest, was $1,531,089.
2,000,000	4.30		01/31/2006	2,000,000
Maturity Value: $2,011,706
Dated: 12/13/2005
Collateralized by Federal National Mortgage Association, 5.50% to 7.50%, due 05/01/2010 to 02/01/2032. The aggregate market value of the collateral, including accrued interest, was $2,042,714.

Total Repurchase Agreements				$54,800,000

Total Investments—99.8%				$94,759,976

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security index is based on the LIBOR rate.
(b)	Unless noted, all repurchase agreements were entered into on December 30, 2005. Additional information on Joint Repurchase Agreement Account II appears on page 35.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security or the next interest reset date for floating rate securities.

The accompanying notes are an integral part of these financial statements.

Statement of Investments

ILA Treasury Obligations Portfolio
December 31, 2005

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

U.S. Treasury Obligations—7.8%
United States Treasury Bills
$20,000,000	4.12%	05/11/2006	$19,702,444
20,000,000	4.13	05/11/2006	19,701,722
15,000,000	4.16	05/11/2006	14,774,667
United States Treasury Notes
5,000,000	1.50	03/31/2006	4,976,169
10,000,000	2.00	05/15/2006	9,948,644
10,000,000	2.50	05/31/2006	9,959,152

Total U.S. Treasury Obligations			$79,062,798

Total Investments before Repurchase Agreements			$79,062,798

Repurchase Agreements(a)—92.5%
Joint Repurchase Agreement Account I
$908,200,000	3.45%	01/03/2006	$908,200,000
Maturity Value: $908,548,042
UBS Securities LLC
35,000,000	4.00	01/03/2006	35,000,000
Maturity Value: $35,053,648
Dated: 12/20/2005
Collateralized by U.S. Treasury Note, 4.25%, due 08/15/2015. The market value, including accrued interest, was $35,703,690.

Total Repurchase Agreements			$943,200,000

Total Investments—100.3%			$1,022,262,798

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Unless noted, all repurchase agreements were entered into on December 30, 2005. Additional information on Joint Repurchase Agreement Account I appears on page 34.

Interest rates represent either the stated coupon rate or annualized yield on date of purchase for discounted securities.

The accompanying notes are an integral part of these financial statements.

Statement of Investments

ILA Treasury Instruments Portfolio
December 31, 2005

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

U.S. Treasury Obligations—100.2%
United States Treasury Bills
$40,000,000	3.08%	01/12/2006	$39,962,356
2,200,000	3.09	01/12/2006	2,197,923
1,200,000	3.35	01/12/2006	1,198,772
3,600,000	3.92	01/12/2006	3,595,694
66,100,000	4.11 (a)	01/17/2006	65,994,350
1,400,000	3.65	02/09/2006	1,394,464
2,400,000	3.69	02/09/2006	2,390,406
1,500,000	3.79	02/09/2006	1,493,841
20,000,000	3.80	02/09/2006	19,917,667
37,400,000	3.85	02/09/2006	37,244,011
4,800,000	3.69	02/16/2006	4,777,391
40,000,000	3.76	02/16/2006	39,807,822
50,000,000	3.79	02/16/2006	49,757,861
35,000,000	3.82	02/16/2006	34,829,385
104,400,000	3.83	02/16/2006	103,889,434
1,100,000	3.83	03/09/2006	1,092,159
7,800,000	3.87	03/09/2006	7,743,820

Total U.S. Treasury Obligations			$417,287,356

Total Investments—100.2%			$417,287,356

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or portion represents a forward commitment.

Interest rates represent the annualized yield on date of purchase for discounted securities.

The accompanying notes are an integral part of these financial statements.

Statement of Investments

ILA Federal Portfolio
December 31, 2005

Principal	Interest		Maturity	Amortized
Amount	Rate		Date	Cost

U.S. Government Agency Obligations—108.8%
Federal Farm Credit Bank
$75,000,000	3.40%		01/03/2006	$74,985,833
30,000,000	4.21	(a)	01/03/2006	29,999,045
40,000,000	4.27	(a)	01/03/2006	39,995,992
39,950,000	4.23	(a)	01/04/2006	39,948,295
10,000,000	4.25	(a)	01/06/2006	10,002,508
25,000,000	4.19	(a)	01/09/2006	24,993,642
10,000,000	2.99		01/11/2006	9,998,406
50,000,000	4.27	(a)	01/11/2006	50,000,000
25,000,000	4.15		01/17/2006	24,953,889
12,500,000	4.27	(a)	01/17/2006	12,498,411
25,000,000	4.30	(a)	01/17/2006	24,999,486
25,000,000	4.15		01/19/2006	24,948,125
12,500,000	4.27	(a)	01/20/2006	12,498,504
40,000,000	4.29	(a)	01/22/2006	39,994,917
4,000,000	4.26	(a)	01/23/2006	3,999,184
20,000,000	4.24	(a)	02/01/2006	19,997,217
25,000,000	4.18	(a)	01/01/2006	24,994,010
50,000,000	4.19	(a)	01/01/2006	49,994,875
25,000,000	4.22	(a)	01/01/2006	24,999,820
22,000,000	4.27	(a)	02/05/2006	21,995,380
Federal Home Loan Bank
200,000,000	3.42		01/03/2006	199,962,000
25,000,000	3.91	(a)	01/04/2006	24,988,500
98,185,000	4.19		01/06/2006	98,127,862
10,400,000	4.16		01/11/2006	10,387,982
50,000,000	4.17		01/13/2006	49,930,500
60,000,000	4.20		01/13/2006	59,916,100
107,626,000	4.13		01/18/2006	107,416,099
65,150,000	4.16		01/18/2006	65,022,135
21,500,000	3.98		01/20/2006	21,454,838
28,779,000	4.14		01/20/2006	28,716,118
75,000,000	4.15		01/20/2006	74,835,729
151,825,000	4.16		01/20/2006	151,491,660
25,000,000	4.26	(a)	01/21/2006	24,990,537
20,000,000	4.03		01/25/2006	19,946,333
60,600,000	4.04		01/25/2006	60,436,867
65,000,000	4.14		01/25/2006	64,820,600
30,000,000	4.15		01/25/2006	29,917,000
40,000,000	4.15		01/27/2006	39,880,111
85,000,000	4.17		01/27/2006	84,744,008
51,300,000	4.17		02/01/2006	51,116,011
100,000,000	4.15	(a)	02/02/2006	99,977,282
20,000,000	4.08		02/03/2006	19,925,292
100,000,000	4.25	(a)	02/03/2006	99,940,880
50,000,000	4.15		02/15/2006	49,740,625
14,100,000	4.20		02/15/2006	14,025,975
12,700,000	4.24		02/15/2006	12,632,690
25,000,000	4.22	(a)	02/16/2006	24,993,997
75,000,000	4.24		02/24/2006	74,523,000
14,000,000	2.21		02/27/2006	13,968,320
30,000,000	4.29	(a)	03/01/2006	29,991,991
14,000,000	5.13		03/06/2006	14,035,382
25,000,000	4.26		03/08/2006	24,804,750
18,300,000	4.27		03/08/2006	18,156,742
17,450,000	2.50		03/13/2006	17,410,008
28,000,000	4.36	(a)	03/13/2006	27,991,319
20,000,000	4.37	(a)	03/15/2006	19,992,296
25,000,000	4.37	(a)	03/22/2006	24,991,632
25,000,000	4.40	(a)	03/28/2006	24,997,054
50,000,000	4.40	(a)	03/29/2006	49,981,771
110,000,000	4.40	(a)	04/06/2006	109,935,738
12,990,000	5.38		05/15/2006	13,068,545
10,855,000	2.88		05/22/2006	10,788,224
20,000,000	2.95		09/14/2006	19,774,261
10,000,000	4.88		11/15/2006	10,013,121
4,000,000	2.34		12/18/2006	3,909,899
Tennessee Valley Authority
49,500,000	3.40		01/03/2006	49,490,650
51,000,000	3.94		01/05/2006	50,977,673
60,000,000	3.85		02/02/2006	59,794,667

Total U.S. Government Agency Obligations				$2,823,732,313

Total Investments—108.8%				$2,823,732,313

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security index is based on either LIBOR or Prime lending rate.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security or the next interest reset date for floating rate securities.

The accompanying notes are an integral part of these financial statements.

Statement of Investments

ILA Tax-Exempt Diversified Portfolio
December 31, 2005

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Alabama—2.4%
Birmingham GO VRDN Capital Improvement Series 1998 A (Regions Bank LOC) (A-1/VMIG1)
$2,680,000	3.51%	01/05/2006	$2,680,000
Birmingham GO VRDN Capital Improvement Series 2004 A (AMBAC) (Southtrust Bank N.A. SPA) (A-1+/ P-1)
4,840,000	3.55	01/05/2006	4,840,000
Columbia IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 1996 A (A-1/VMIG1)
21,000,000	3.70	01/03/2006	21,000,000
Mobile City IDB VRDN PCRB for Alabama Power Co. Project Series 1993 A (A-1/ VMIG1)
7,000,000	3.44	01/06/2006	7,000,000
Mobile City IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 1994 (A-1/VMIG1)
15,200,000	3.70	01/03/2006	15,200,000

			$50,720,000

Alaska—1.0%
Alaska State Housing Finance Corp. VRDN RB for Housing Development Series 2000 B (A-1+/VMIG1)
$6,405,000	3.59%	01/04/2006	$6,405,000
Alaska State Housing Finance Corp. VRDN RB Spears Series 2005 DB-131 (FGIC) (Deutsche Bank A.G. SPA) (F1+)(a)
4,965,000	3.55	01/05/2006	4,965,000
Alaska State Housing Finance Corp. VRDN RB Spears Series 2005 DB-140 (MBIA) (Deutsche Bank A.G. SPA) (F1+)(a)
10,655,000	3.55	01/05/2006	10,655,000

			$22,025,000

Arizona—0.9%
Arizona School Facilities Board VRDN COPS Putters Series 2005-940 (MBIA) (JP Morgan Chase & Co. SPA) (A-1+)(a)
$4,885,000	3.55%	01/05/2006	$4,885,000
Arizona School Facilities Board VRDN COPS ROCS RR-II-R 7001 Series 2005 (FGIC) (Citibank N.A. SPA) (A-1+/VMIG1)(a)
3,990,000	3.56	01/05/2006	3,990,000
Phoenix Civic Improvement Corp. Excise Tax VRDN RB CTFS Macon Trust Series L (FGIC) (Bank of America N.A. SPA) (VMIG1)(a)
4,675,000	3.55	01/05/2006	4,675,000
Salt River Agricultural Project CP Series S-B (Bank of America, Citibank N.A., JP Morgan Chase & Co., M&I Bank and Wells Fargo Bank SPA) (A-1+/P-1)
4,000,000	3.14	02/10/2006	4,000,000
Salt River Project CP Series 2005 B (Bank of America N.A., JP Morgan Morgan Chase & Co., Citibank N.A., Wells Fargo Bank and Marshall & Ilsley Bank SPA)
2,000,000	2.60	01/11/2006	2,000,000

			$19,550,000

California—3.2%
California State Department of Water Resources Power Supply VRDN RB Series 2005 Subseries F-3 (Bank of New York and California Public Employees Retirement System LOC) (VMIG1)
$30,000,000	3.20%	01/03/2006	$30,000,000
California State Economic Recovery GO VRDN for Eagle Tax-Exempt Trust Series 2004-0021 Class A (MBIA) (Citibank N.A. SPA) (A-1+)(a)
8,300,000	3.55	01/05/2006	8,300,000
California State GO VRDN Series 2005 B-1 (Bank of America N.A. LOC) (A-1+/ VMIG1)
5,000,000	3.10	01/25/2006	5,000,000
California State RB RANS Series 2005 (SP-1+/ MIG1)
10,000,000	4.50	06/30/2006	10,071,069
Grossmont-Cuyamaca Community College District GO VRDN Series 2005-1130 (FGIC) (Morgan Stanley SPA) (VMIG1)(a)
8,900,000	3.53	01/05/2006	8,900,000
Los Angeles Municipal Improvement Corp. CP Series 2005 (Bank of America N.A. LOC) (A-1+/P-1)
2,000,000	2.60	01/11/2006	2,000,000
Los Angeles Unified School District GO VRDN Merlots Series 2003 B12 (MBIA) (Wachovia Bank N.A. SPA) (VMIG1)(a)
4,180,000	3.53	01/04/2006	4,180,000

			$68,451,069

Colorado—3.2%
Colorado Health Facilities Authority VRDN RB for Catholic Health Series 2004 B-3 (Landesbank Hessen-Thueringen SPA) (A-1+/ VMIG1)
$9,200,000	3.58%	01/04/2006	$9,200,000
Colorado Health Facilities Authority VRDN RB for Catholic Health Series 2004 B-6 (Landesbank Hessen-Thueringen SPA) (A-1+/ VMIG1)
17,100,000	3.40	01/04/2006	17,100,000
Colorado Health Facilities Authority VRDN RB for Sisters of Charity Health System Series 2002 (A-1+/VMIG1)
10,000,000	3.58	01/04/2006	10,000,000
Colorado Health Facilities Authority VRDN RB Refunding for Catholic Health Series 2004 B-2 (Bayerische Landesbank SPA) (A-1+/ VMIG1)
19,570,000	3.58	01/04/2006	19,570,000
Colorado Springs Utilities Commission VRDN RB ROCS RR-II-R 405 Series 2005 (Citibank N.A. SPA) (VMIG1)(a)
5,000,000	3.56	01/05/2006	5,000,000
Denver City & County VRDN P-Floats-PT-2043 Series 2003 (Merrill Lynch Capital Services SPA) (A-1)(a)
3,485,000	3.55	01/05/2006	3,485,000
Platte River Power Authority Electric VRDN RB Sub Lien Series 1993 S-1 (JP Morgan Chase & Co. SPA) (A-1+/VMIG1)
5,000,000	3.50	01/04/2006	5,000,000

			$69,355,000

The accompanying notes are an integral part of these financial statements.

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Connecticut—0.7%
Connecticut State GO VRDN Floaters Series 2005 1053 (AMBAC) (Morgan Stanley SPA) (F1+) (a)
$5,000,000	3.54%	01/05/2006	$5,000,000
Connecticut State GO VRDN P-Floats-PT 2223 Series 2004 (MBIA) (Merrill Lynch Capital Services SPA) (F1+)(a)
5,000,000	3.53	01/05/2006	5,000,000
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Eagle Tax-Exempt Trust Series 2002-6027 Class A (Citibank N.A. SPA) (A-1+)(a)
4,000,000	3.55	01/05/2006	4,000,000

			$14,000,000

Florida—2.6%
Broward County GO VRDN Merlots Series 2004 B09 (Wachovia Bank N.A. SPA) (A-1+)(a)
$5,620,000	3.54%	01/04/2006	$5,620,000
Broward County Housing Finance Authority VRDN MF Hsg. RB for Sanctuary Apartments Project Series 1985 (FNMA LOC) (VMIG1)
5,500,000	3.45	01/05/2006	5,500,000
Broward County Housing Finance Authority VRDN MF Hsg. RB Refunding for Island Club Apartments Series 2001 A (FHLMC LOC) (A-1+)
2,500,000	3.45	01/05/2006	2,500,000
Florida Local Government Pooled CP (Wachovia Bank N.A. LOC)
5,500,000	3.02	01/23/2006	5,500,000
Florida State Department of Transportation Turnpike VRDN RB Series 2005-1128 (Morgan Stanley SPA) (VMIG1)(a)
5,211,000	3.55	01/05/2006	5,211,000
Jacksonville Electric Authority CP Series 2000 S-B (Landesbank Hessen-Thueringen SPA) (A-1+/ VMIG1)
9,000,000	2.85	01/12/2006	9,000,000
Jacksonville Electric Authority Water & Sewer Systems VRDN RB P-Floats-PT 2173 Series 2004 (FGIC) (Merrill Lynch Capital Services SPA) (F1+) (a)
4,180,000	3.54	01/25/2006	4,180,000
Orange County Educational Facilities Authority VRDN RB for Rollins College Project Series 2001 (Bank of America N.A. LOC) (VMIG1)
3,305,000	3.75	01/03/2006	3,305,000
Orlando Utilities Commission VRDN RB Refunding Eagle Tax-Exempt Trust Series 2004-1015 Class A (Citibank N.A. SPA) (A-1+)(a)
5,000,000	3.55	01/05/2006	5,000,000
Palm Beach County School District CP Series 2005 (Bank of America N.A. LOC) (A-1+/P-1)
7,000,000	2.83	01/18/2006	7,000,000
Sunshine State Government Finance CP Series 2005 H (JP Morgan Chase & Co. SPA) (A-1+/P-1)
3,000,000	3.03	01/23/2006	3,000,000

			$55,816,000

Georgia—2.5%
Burke County Development Authority VRDN PCRB for Georgia Power Co. Plant Vogtle Series 1992 (A-1/ VMIG1)
$2,500,000	3.75%	01/03/2006	$2,500,000
Dekalb County Hospital Authority Anticipation Certificates VRDN RB for Dekalb Medical Center, Inc. Project Series 2005 (SunTrust Bank LOC) (VMIG1)
3,310,000	3.55	01/04/2006	3,310,000
Fulco Hospital Authority VRDN RANS for Peidmont Hospital Project Series 1999 (SunTrust Bank LOC) (A-1+/VMIG1)
8,255,000	3.54	01/04/2006	8,255,000
Fulton County Development Authority VRDN RB for Piedmont Healthcare, Inc. Series 2005 (SunTrust Bank LOC) (A-1+/VMIG1)
5,000,000	3.55	01/04/2006	5,000,000
Fulton Hospital Authority VRDN RB P-Floats-PT 093 Series 2005 (FSA) (Svenska Handelsbanken SPA) (F1+)(a)
5,000,000	3.55	01/05/2006	5,000,000
Georgia State GO VRDN P-Floats-PT 2227 Series 2004 (Merrill Lynch Capital Services SPA) (F1+)(a)
9,465,000	3.54	01/05/2006	9,465,000
Georgia State GO VRDN P-Floats-PT 2228 Series 2004 (Merrill Lynch Capital Services SPA) (F1+)(a)
4,095,000	3.54	01/06/2006	4,095,000
Municipal Electric Authority Project Series 1997-B (Bayerische Landesbank, Wachovia Bank N.A. and Westdeutsche Landesbank LOC)
2,500,000	3.15	01/10/2006	2,500,000
Private Colleges & Universities Authority VRDN RB for Emory University (A-1+/VMIG1) (b)
13,100,000	3.48	01/05/2006	13,100,000
Savannah Economic Development Authority VRDN PCRB Refunding for Savannah Electric & Power Project Series 1993 (A-1/ VMIG1)
1,300,000	3.75	01/03/2006	1,300,000

			$54,525,000

Hawaii—0.6%
ABN AMRO Munitops Certificate Trust VRDN RB for Hawaii Non-AMT Single Series 2005-37 (FGIC) (ABN AMRO Bank N.V. SPA) (F1+)(a)
$5,000,000	3.56%	01/05/2006	$5,000,000
Honolulu City & County GO VRDN Spears Series 2005 DB-155 (MBIA) (Deutsche Bank AG SPA) (F1+)(a)(b)
7,000,000	3.55	01/05/2006	7,000,000

			$12,000,000

The accompanying notes are an integral part of these financial statements.

Statement of Investments

ILA Tax-Exempt Diversified Portfolio (continued)
December 31, 2005

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Illinois—9.8%
Chicago Board of Education GO VRDN Merlots Series 2005 A-15 (AMBAC) (Wachovia Bank N.A. SPA) (VMIG1)(a)
$2,990,000	3.54%	01/04/2006	$2,990,000
Chicago GO Tender Notes Series 2005 (Bank of America N.A. LOC) (SP-1+/VMIG1)
4,575,000	3.37	12/07/2006	4,575,000
Chicago GO VRDN Series 2002 B (FGIC) (Landesbank-Baden Wurttemberg SPA) (A-1+/VMIG1)
6,000,000	3.49	01/05/2006	6,000,000
Chicago GO VRDN Series 2005 D (FSA) (Dexia Credit Local SPA) (A-1+/VMIG1)
5,000,000	3.51	01/05/2006	5,000,000
Chicago VRDN Merlots Series 2003 A43 (AMBAC) (Wachovia Bank N.A. SPA) (VMIG1)(a)
6,995,000	3.54	01/04/2006	6,995,000
Chicago Wastewater Transmission VRDN RB Merlots Series 2001 A-125 (MBIA) (Wachovia Bank N.A. SPA) (VMIG1)(a)
1,000,000	3.54	01/04/2006	1,000,000
Cook County GO VRDN Capital Improvement Series 2002 B (Landesbank Hessen-Thueringen LOC) (A-1+/VMIG1)
36,000,000	3.52	01/04/2006	36,000,000
Cook County GO VRDN Capital Improvement Series 2004 E (Depfa Bank PLC SPA) (A-1+/VMIG1)
10,100,000	3.55	01/05/2006	10,100,000
Cook County GO VRDN P-Floats-PT 2574 Series 2005 (AMBAC) (Merrill Lynch Capital Services SPA) (A-1)(a)
5,395,000	3.55	01/05/2006	5,395,000
Cook County Munitops Certificate Trust GO VRDN Non-AMT Series 2004-47 (MBIA) (ABN Amro Bank N.V. SPA) (VMIG1)(a)
4,000,000	3.56	01/05/2006	4,000,000
Evanston GO VRDN for Recreation Center Project Series 2000 C (Bank of America N.A. SPA) (VMIG1)
5,000,000	3.52	01/05/2006	5,000,000
Illinois Development Finance Authority VRDN RB for Bradley University Project Series 2002 (FGIC) (National City Bank SPA) (A-1)
3,840,000	3.53	01/05/2006	3,840,000
Illinois Finance Authority VRDN RB for Resurrection Health Series 2005 C (Lasalle Bank N.A. LOC) (A-1/VMIG1)
10,000,000	3.52	01/06/2006	10,000,000
Illinois Finance Authority VRDN RB ROCS RR-II-R 6015 Series 2004 (Citibank N.A. SPA) (A-1+) (a)
5,630,000	3.56	01/05/2006	5,630,000
Illinois Health Facilities Authority VDRN RB for Northwestern Memorial Hospital Series 2002 C (Westdeutsche Landesbank AG SPA) (A-1+/VMIG1)
2,000,000	3.70	01/03/2006	2,000,000
Illinois Health Facilities Authority VRDN RB for Riverside Health System Series 2002 B (LaSalle Bank N.A. LOC) (A-1/VMIG1)
4,400,000	3.57	01/05/2006	4,400,000
Illinois Health Facilities Authority VRDN RB for The Revolving Fund Pooled Finance Program Series 1985 C (JP Morgan Chase & Co. LOC) (A-1+/VMIG1)
3,050,000	3.58	01/04/2006	3,050,000
Illinois Health Facilities Authority VRDN RB for The Revolving Fund Pooled Finance Program Series 1985 D (JP Morgan Chase & Co. LOC) (A-1+/VMIG1)
12,175,000	3.58	01/04/2006	12,175,000
Illinois Health System Evanston Hospital CP Series 2005 S-A (A-1+)
11,000,000	2.85	01/19/2006	11,000,000
Illinois State GO TANS Certificates Series 2005 (SP-1+/ MIG1)
12,500,000	4.50	04/28/2006	12,554,122
Illinois State GO VRDN Certificates Class A Series 2005-27 (AMBAC) (IXIS Municipal Products) (A-1+)(a)
10,000,000	3.56	01/05/2006	10,000,000
Illinois State GO VRDN Eagle Tax-Exempt Trust Series 1996-C-1301 Class A (Citibank N.A. SPA) (A-1+)(a)
4,900,000	3.56	01/05/2006	4,900,000
Illinois State GO VRDN P-Floats-PT 1832 Series 2003 (FSA) (Merrill Lynch Capital Services SPA) (F1+)(a)
4,200,000	3.55	01/05/2006	4,200,000
Illinois State GO VRDN ROCS RR-II-R 4529 Series 2003 (MBIA) (Citigroup Global Markets SPA) (A-1+)(a)
3,000,000	3.56	01/05/2006	3,000,000
Illinois State Sales Tax Revenue P-Floats-PT 1929 Series 2003 (Merrill Lynch Capital Services SPA) (F1+)(a)
3,960,000	3.55	01/05/2006	3,960,000
Illinois State Toll Highway Authority VRDN RB Putters Series 2005 1014 (FSA) (JP Morgan Chase & Co. SPA) (A-1+)(a)
6,980,000	3.55	01/05/2006	6,980,000
Regional Transportation Authority GO VRDN P-Floats-PT 2394 Series 2004 (FGIC) (Dexia Credit Local SPA) (A-1)(a)
3,985,000	3.55	01/05/2006	3,985,000
Regional Transportation Authority VRDN RB Stars Certificates Series 2003 03-21 (FGIC) (BNP Paribas SPA) (VMIG1)(a)
5,970,000	3.55	01/05/2006	5,970,000
Regional Transportation Authority VRDN RB Stars Certificates Series 2005 119 (AMBAC) (BNP Paribas SPA) (VMIG1)(a)
9,470,000	3.55	01/05/2006	9,470,000
Schaumburg GO VRDN Eagle Tax-Exempt Trust Series 2004-0045 Class A (FGIC) (Citibank Global Markets SPA) (A-1+)(a)
6,000,000	3.56	01/05/2006	6,000,000

			$210,169,122

The accompanying notes are an integral part of these financial statements.

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Indiana—2.7%
ABN AMRO Munitops VRDN RB Non-AMT Trust Certificates (Indiana Bond Bank for Special Program Columbus Learning) Series 2003-21 (MBIA) (ABN Amro Bank N.V. SPA) (F1+)(a)
$5,000,000	3.56%	01/05/2006	$5,000,000
ABN AMRO Munitops VRDN RB Non-AMT Trust Certificates (Indiana Transportation Finance Authority) Series 2004-28 (FGIC) (ABN Amro Bank N.V. SPA) (F1+)(a)
5,000,000	3.56	01/05/2006	5,000,000
Indiana Health Facilities Financing Authority RB Refunding for Ascension Health Credit GP-A-3 Series 2001 (A-1+/VMIG1)
4,000,000	2.50	02/01/2006	4,000,000
Indiana Health Facilities Financing Authority VRDN RB Refunding for Ascension Health Credit GP-A-2 Series 2001 (A-1+/VMIG1)
2,300,000	2.72	06/01/2006	2,300,000
Indiana TFA Highway VRDN RB Merlots Series 2004 B-18 (FGIC) (Wachovia Bank N.A. SPA) (A-1+)(a)
5,105,000	3.54	01/04/2006	5,105,000
Indiana TFA Highway VRDN RB P-Floats-PT 2245 Series 2004 (FGIC) (Merrill Lynch Capital Services SPA) (F1+)(a)
5,160,000	3.55	01/04/2006	5,160,000
Indiana TFA Highway VRDN RB P-Floats-PT 2296 Series 2004 (FGIC) (Merrill Lynch Capital Services SPA) (F1+)(a)
5,325,000	3.55	01/05/2006	5,325,000
Indiana University CP Series 2005 (JP Morgan Chase & Co. SPA) (F1+)
5,500,000	3.22	05/15/2006	5,500,000
Indianapolis Local Public Improvement Bond Bank VRDN RB for Waterworks Project Series 2005 G3 (MBIA) (Depfa Bank PLC SPA) (A-1+/VMIG1)
10,000,000	3.52	01/05/2006	10,000,000
Noblesville VRDN RB for Multi-School Building Corp. P-Floats-PT 2612 Series 2005 (FGIC) (Merrill Lynch Capital Services SPA) (F1+)(a)
5,220,000	3.55	01/05/2006	5,220,000
Wayne Township VRDN RB for School Building Corp. P-Floats-PT 2016 Series 2003 (FGIC) (Merrill Lynch Capital Services SPA) (A-1)(a)
5,220,000	3.55	01/05/2006	5,220,000

			$57,830,000

Iowa—1.8%
Chillicothe City VRDN PCRB Refunding for Midwest Power Systems, Inc. Series 1993 A (A-1/VMIG1)
$900,000	3.58%	01/04/2006	$900,000
Iowa Higher Education Loan Authority VRDN RB for Grinnell Private College Facility (VMIG1)
12,500,000	3.50	01/05/2006	12,500,000
Iowa State GO TRANS Series 2005 (SP-1+/MIG1)
12,250,000	4.50	06/30/2006	12,325,852
Salix City VRDN PCRB for Midwest Power Systems, Inc. Project Series 1993 (A-1/VMIG1)
12,695,000	3.58	01/04/2006	12,695,000

			$38,420,852

Kansas—1.1%
ABN-AMRO Munitops VRDN RB Non-AMT Trust Certificates Series 2004-42 (FSA) (ABN Amro Bank N.V. SPA) (F1+)(a)
$5,000,000	3.55%	01/05/2006	$5,000,000
Kansas Development Finance Authority VRDN RB ROCS RR-II-R 6518 Series 2005 (Citibank N.A. SPA) (VMIG1)(a)
5,705,000	3.56	01/05/2006	5,705,000
Kansas State Department of Highway Transportation VRDN RB Series 2000 C-2 (Kansas State Pooled Money Investment Board) (A-1+/ VMIG1)
12,000,000	3.50	01/04/2006	12,000,000

			$22,705,000

Kentucky—0.7%
Kentucky Association of Counties Advanced Revenue Program TRANS COPS Series 2005 (JP Morgan Chase & Co. LOC) (SP-1+)
$13,500,000	4.00%	06/30/2006	$13,579,069
Louisville & Jefferson County COPS Eagle Tax-Exempt Trust Series 2001-1701 Class A (MBIA) (Citibank N.A. SPA)(a)
2,500,000	3.56	01/05/2006	2,500,000

			$16,079,069

Louisiana—0.2%
Louisiana Offshore Terminal Authority Deepwater Port VRDN RB Refunding for First Stage A Loop LLC Series 1992 (SunTrust Bank LOC) (A-1+/ VMIG1)
$5,000,000	3.55%	01/04/2006	$5,000,000

Maryland—0.5%
Anne Arundel County CP Series 2005 (Westdeutsche Landesbank AG SPA) (A-1+)
$2,000,000	3.15%	03/30/2006	$2,000,000
Maryland State GO VRDN Series 2005-15 (BNP Paribas SPA) (A-1+)(a)
4,000,000	3.55	01/05/2006	4,000,000
University of Maryland System Auxiliary Facility & Tuition VRDN P-Floats-PT 428 Series 2000 (Merrill Lynch Capital Services SPA) (A-1)(a)
4,945,000	3.55	01/05/2006	4,945,000

			$10,945,000

The accompanying notes are an integral part of these financial statements.

Statement of Investments

ILA Tax-Exempt Diversified Portfolio (continued)
December 31, 2005

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Massachusetts—2.6%
Eclipse Funding Trust VRDN RB for Massachusetts State School Building Solar Eclipse Series 2005-0003 (FSA) (U.S. Bank N.A. SPA) (A-1+) (a)
$5,000,000	3.55%	01/05/2006	$5,000,000
Massachusetts Bay Transportation Authority VRDN TRANS Merlot Series 2004 B (Wachovia Bank N.A. SPA) (A-1+)(a)
10,925,000	3.53	01/04/2006	10,925,000
Massachusetts Development Finance Agency VRDN RB Refunding for Phillips Academy (Bank of New York SPA)(A-1+/VMIG1)
14,800,000	3.50	01/05/2006	14,800,000
Massachusetts Health & Educational Facilities Harvard University CP Series EE (A-1+/P-1)
6,758,000	3.10	02/22/2006	6,758,000
Massachusetts Port Authority VRDN RB Transportation Receipts-SGB Series 2005 59-A-1 (AMBAC) (Societe Generale LOC) (A-1+)(a)
5,450,000	3.55	01/05/2006	5,450,000
Massachusetts State College Building Authority Project VRDN RB P-Floats-PT 2603 (FGIC) (Merrill Lynch Capital Services SPA) (F1+)(a)
5,270,000	3.53	01/25/2006	5,270,000
Massachusetts State GO VRDN P-Floats-PT 392 Series 2000 (Merrill Lynch Capital Services SPA) (A-1)(c)
2,500,000	2.70	01/05/2006	2,500,000
Massachusetts Water Resources Authority CP Series 1999 (State Street Bank LOC)
5,500,000	3.13	02/13/2006	5,500,000

			$56,203,000

Michigan—2.6%
Detroit City School District GO VRDN P-Floats-PT 2158 Series 2004 (FGIC) (Merrill Lynch Capital Services SPA) (F1+)(a)
$5,445,000	3.54%	01/06/2006	$5,445,000
Detroit Sewage Disposal VRDN RB Floaters Series 1182 (FGIC) (Cooperative Centrale Raiffeisen-Boerenleenbank SPA) (A-1)(a)
6,140,000	3.55	01/05/2006	6,140,000
Michigan Municipal Bond Authority VRDN RB Stars Certificates Series 2005 BNP-141 (BNP Paribas SPA) (A-1+/VMIG1)(a)
3,905,000	3.54	01/06/2006	3,905,000
Michigan State Building Authority VRDN RB for Multi Modal Facilities Program II Series 2005 A (Depfa Bank PLC LOC) (A-1+/VMIG1)
15,000,000	3.33	01/05/2006	15,000,000
Michigan State Building Authority VRDN RB P-Floats-PT 398 Series 2000 (BNP Paribas SPA) (A-1+)(c)
13,205,000	2.95	07/20/2006	13,205,000
Michigan State GO Bonds Series 2005 A (SP-1+/ MIG1)
11,500,000	4.50	09/29/2006	11,603,178

			$55,298,178

Minnesota—0.5%
University of Minnesota VRDN RB Series 1999 A (A-1+/VMIG1)(b)
$10,550,000	3.58%	01/04/2006	$10,550,000

Mississippi—1.9%
Mississippi State GO VRDN Eagle Tax-Exempt Trust Series 2001-2402 Class A (Citibank N.A. SPA) (A-1+)(a)
$10,655,000	3.56%	01/05/2006	$10,655,000
Mississippi State GO VRDN for Capital Improvements Series 2003 E (Dexia Credit Local SPA) (A-1+/VMIG1)
19,755,000	3.50	01/04/2006	19,755,000
Mississippi State GO VRDN Merlots Series 2003 B08 (FSA) (Wachovia Bank N.A. SPA) (VMIG1)(a)
4,980,000	3.54	01/04/2006	4,980,000
Mississippi State GO VRDN Series 2005-1150 (Morgan Stanley SPA) (F1+)(a)
4,979,000	3.55	01/05/2006	4,979,000

			$40,369,000

Missouri—0.9%
Kansas City IDA VRDN RB for Kansas City Downtown Redevelopment Series 2005 A (AMBAC) (Depfa Bank PLC SPA) (A-1+/VMIG1)
$11,000,000	3.54%	01/04/2006	$11,000,000
Missouri State Health & Educational Facilities Authority VRDN RB Floaters Series 2005 1049 (Bank of Nova Scotia and JP Morgan Chase LOC) (A-1+/VMIG1)(a)
2,950,000	3.70	01/03/2006	2,950,000
Missouri State Health & Educational Facilities Authority VRDN RB for BJC Health System Series 2005 1049 (Morgan Stanley SPA) (VMIG1)(a)
5,000,000	3.55	01/05/2006	5,000,000
University of Missouri VRDN RB Series 2001 A (A-1+/VMIG1)
1,000,000	3.70	01/03/2006	1,000,000

			$19,950,000

Nebraska—0.2%
Omaha GO VRDN Eagle Tax-Exempt Trust Series 2004-011 Class A (Citibank N.A. SPA) (A-1+) (a)
$4,000,000	3.56%	01/05/2006	$4,000,000

Nevada—1.9%
Clark County Airport VRDN RB Sub Lien Series 2005 D-1 (FGIC) (Bayerische Landesbank and Landesbank-Baden Wurttemberg SPA) (A-1+/VMIG1)
$4,000,000	3.50%	01/04/2006	$4,000,000

The accompanying notes are an integral part of these financial statements.

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Nevada (continued)
Clark County CP Series 2003 (BNP Paribas and Bayerische Landesbank SPA) (A-1+/P-1)
$4,000,000	2.82%	01/12/2006	$4,000,000
4,000,000	2.92	01/20/2006	4,000,000
2,000,000	3.10	02/08/2006	2,000,000
Clark County School District GO VRDN RB P-Floats-PT 2555 Series 2005 (FGIC) (Merrill Lynch Capital Services SPA) (A-1)(a)
5,465,000	3.55	01/05/2006	5,465,000
Clark County VRDN Eagle Tax-Exempt Trust Series 2000-2801 Class A (Citibank N.A. SPA) (A-1+)(a)
6,920,000	3.56	01/05/2006	6,920,000
Las Vegas Valley Water District CP (BNP Paribas and Lloyds TSB Bank PLC SPA)
5,000,000	3.15	01/18/2006	5,000,000
Nevada State Highway Improvement VRDN RB Series 2005-1039 (MBIA) (Morgan Stanley SPA) (VMIG1)(a)
5,050,000	3.55	01/05/2006	5,050,000
Nevada System of Higher Education VRDN RB Putters Series 2005-1134 (AMBAC) (JP Morgan Chase & Co.) (VMIG1)(a)
5,300,000	3.55	01/05/2006	5,300,000

			$41,735,000

New Hampshire—0.3%
New Hampshire Health & Educational Facilities Authority VRDN RB for Phillips Exeter Academy Series 2003 (Northern Trust Company SPA) (A-1+/ VMIG1)
$6,000,000	3.50%	01/05/2006	$6,000,000

New Jersey—3.4%
New Jersey State Economic Development Authority VRDN RB Merlots Series 2003 A 41 (FGIC) (Wachovia Bank N.A. SPA) (VMIG1)(a)
$3,980,000	3.53%	01/04/2006	$3,980,000
New Jersey State TRANS Series 2005 A (SP-1+/MIG1)
15,000,000	4.00	06/23/2006	15,080,265
New Jersey State Transportation Trust Fund Authority VRDN RB Eagle Tax-Exempt Trust Series 2005-0001 Class A (MBIA and FGIC) (Citibank N.A. SPA) (A-1+)(a)
15,000,000	3.55	01/05/2006	15,000,000
New Jersey State Transportation Trust Fund Authority VRDN RB Merlots Series 2002 A05 (FSA) (Wachovia Bank N.A. SPA) (VMIG1)(a)
5,235,000	3.53	01/04/2006	5,235,000
New Jersey State Transportation Trust Fund Authority VRDN RB P-Floats-PT 2402 Series 2004 (MBIA) (Dexia Credit Local SPA) (F1+)(a)
875,000	3.54	01/06/2006	875,000
New Jersey State Transportation Trust Fund Authority VRDN RB P-Floats-PT 2491 Series 2005 (FGIC) (Merrill Lynch Capital Services SPA) (F1+) (a)
10,700,000	3.49	01/05/2006	10,700,000
New Jersey State Transportation Trust Fund Authority VRDN RB P-Floats-PT 2617 Series 2005 (MBIA) (Dexia Credit Local SPA) (A-1+)(a)
4,285,000	3.54	01/05/2006	4,285,000
New Jersey State Transportation Trust Fund Authority VRDN RB Putters Series 1067 (AMBAC/ FGIC) (JP Morgan Chase & Co. SPA) (F1+)(a)
7,635,000	3.55	01/05/2006	7,635,000
New Jersey State Transportation Trust Fund Authority VRDN RB Putters Series 1144 (FSA) (JP Morgan Chase & Co. SPA) (VMIG1)(a)
9,995,000	3.55	01/05/2006	9,995,000

			$72,785,265

New Mexico—1.3%
Albuquerque VRDN RB Refunding for Affordable Housing Projects Series 2000 (MBIA) (Bank of America N.A. SPA) (A-1+/ VMIG1)
$5,245,000	3.59%	01/04/2006	$5,245,000
Bernalillo County Gross Tax Receipts VRDN RB P-Floats-PT 2202 Series 2004 (MBIA-IBC) (Merrill Lynch Capital Services SPA) (F1+)(a)
5,405,000	3.55	01/05/2006	5,405,000
Farmington VRDN PCRB Refunding for Arizona Public Service Co. Series 1994 A (Barclays Bank PLC LOC) (A-1+/P-1)
10,000,000	3.77	01/03/2006	10,000,000
New Mexico State TRANS RB Series 2005 (SP-1+/ MIG1)
4,000,000	4.50	06/30/2006	4,024,305
New Mexico State University VRDN RB P-Floats-PT 2342 Series 2004 (AMBAC) (Merrill Lynch Capital Services SPA) (A-1)(a)
3,975,000	3.55	01/05/2006	3,975,000

			$28,649,305

New York—3.3%
ABN AMRO Munitops Certificates VRDN RB Non-AMT Series 2004-46 (FSA) (ABN Amro Bank N.V. SPA) (VMIG1)(a)
$7,000,000	3.54%	01/05/2006	$7,000,000
New York City GO VRDN ROCS RR-II-R 251A Series 2003 (Citigroup Global Markets LOC) (Citibank N.A. SPA) (VMIG1)(a)
5,000,000	3.58	01/05/2006	5,000,000
New York City Housing Development Corporation Multifamily VRDN RB for Mortgage-2 Gold Street Series 2003 A (Fleet National Bank LOC) (A-1+)
1,100,000	3.55	01/04/2006	1,100,000

The accompanying notes are an integral part of these financial statements.

Statement of Investments

ILA Tax-Exempt Diversified Portfolio (continued)
December 31, 2005

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

New York (continued)
New York City Municipal Water Finance Authority Water and Sewer System VRDN RB Stars Series 2005-143 (BNP Paribas SPA) (VMIG1)(a)
$8,995,000	3.54%	01/05/2006	$8,995,000
New York City Transitional Finance Authority VRDN RB for Future Tax Second Series 1998 C (Bayerische Landesbank SPA) (A-1+/VMIG1)
16,170,000	3.75	01/03/2006	16,170,000
New York City Transitional Finance Authority VRDN RB for Recovery Series 2002 3 Subseries 3 G (Bank of New York SPA) (A-1+/VMIG1)
14,890,000	3.54	01/04/2006	14,890,000
New York State Environmental Facilities Corp. VRDN RB for Clean Water & Drinking Series 2005-1121 (Morgan Stanley SPA) (F1+)(a)
4,988,500	3.55	01/05/2006	4,988,500
New York State Urban Development Corp. VRDN RB Merlots Series 2005 C-01 (MBIA) (Wachovia Bank N.A. SPA) (VMIG1)(a)
4,295,000	3.53	01/04/2006	4,295,000
New York State Urban Development Corp. VRDN RB Series 2003 SG-164 (FGIC) (Societe Generale SPA) (A-1+)(a)
5,000,000	3.54	01/05/2006	5,000,000
Triborough Bridge & Tunnel Authority VRDN RB Merlots Series 2004 A-08 (Wachovia Bank N.A. SPA) (VMIG1)(a)
2,985,000	3.53	01/04/2006	2,985,000

			$70,423,500

North Carolina—5.5%
Charlotte Water & Sewer CP Series 2005 (Wachovia Bank N.A. SPA) (A-1/P-1)
$3,000,000	2.90%	02/14/2006	$3,000,000
Charlotte-Mecklenberg Hospital Authority Healthcare Systems VRDN RB for Carolinas Healthcare Series 2005 C (Bank of America N.A. SPA) (A-1+/ VMIG1)
12,305,000	3.74	01/03/2006	12,305,000
Greensboro Enterprise System VRDN RB Series 2005 B (Bank of America N.A. SPA) (A-1+/VMIG1)
5,000,000	3.55	01/05/2006	5,000,000
Guilford County GO VRDN Series 2005 B (Wachovia Bank N.A. SPA) (A-1+/VMIG1)
8,980,000	3.55	01/05/2006	8,980,000
North Carolina Capital Facilities Finance Authority CP Duke University Series 2005 A1 and A2 (A-1+/P-1)
3,500,000	3.12	01/20/2006	3,500,000
North Carolina Medical Care Community Health Care Facilities VRDN RB for Novant Health Group Series 2004 A (JP Morgan Chase & Co. SPA) (A-1+/ VMIG1)
10,750,000	3.50	01/04/2006	10,750,000
North Carolina State GO VRDN P-Floats-PT 1962 Series 2003 (Merrill Lynch Capital Services SPA) (F1+)(a)
4,930,000	3.55	01/05/2006	4,930,000
North Carolina State GO VRDN P-Floats-PT 2483 Series 2005 (Merrill Lynch Capital Services SPA) (F1+)(a)
11,070,000	3.54	01/05/2006	11,070,000
North Carolina State GO VRDN Refunding Series 2002 C (Bayerische Landesbank SPA) (A-1+/ VMIG1)(b)
9,950,000	3.48	01/04/2006	9,950,000
University of North Carolina for Chapel Hill Hospital VRDN RB Refunding Series 2003 A (Bank of America N.A. SPA) (A-1+/ VMIG1)
7,455,000	3.55	01/05/2006	7,455,000
University of North Carolina for Chapel Hill Hospital VRDN RB Series 2001 B (Landesbank Hessen-Thueringen LOC) (A-1+/VMIG1)
23,100,000	3.75	01/03/2006	23,100,000
University of North Carolina VRDN RB Eagle Tax-Exempt Trust Series 2005-3014 Class A (Citibank N.A. SPA) (A-1+)(a)
5,000,000	3.56	01/05/2006	5,000,000
Wake County GO VRDN for Public Improvements Series 2003 B (Lloyds TSB Bank PLC SPA) (A-1+/VMIG1)
7,500,000	4.00	04/01/2006	7,523,953
Wilmington GO VRDN Refunding Series 2002 (Wachovia Bank N.A. SPA) (A-1+/VMIG1)
5,140,000	3.50	01/04/2006	5,140,000

			$117,703,953

Ohio—2.3%
Cleveland-Cuyahoga County Port Authority Cultural Facilities VRDN RB for Museum of Art Project Series 2005 B (JP Morgan Chase & Co. SPA) (A-1+)
$5,000,000	3.53%	01/05/2006	$5,000,000
Franklin County VRDN RB for Trinity Health Credit Series 2000 F (JP Morgan Chase & Co. and Bayerische Landesbank SPA) (A-1+/VMIG1)
40,000,000	3.55	01/05/2006	40,000,000
Ohio State University CP Series 2003 E (A-1+/P-1)
4,650,000	3.02	01/23/2006	4,650,000

			$49,650,000

Oklahoma—0.8%
Payne County Economic Development Authority Student Housing VRDN RB for Osuf Phase III Project Series 2002 (AMBAC) (Dexia Credit Local SPA) (VMIG1)
$17,275,000	3.54%	01/05/2006	$17,275,000

Oregon—2.9%
Deschutes County Hospital Facilities Authority VRDN RB for Cascade Healthcare Community Series 2005 A (A-1/VMIG1)
$10,000,000	3.54%	01/04/2006	$10,000,000
Oregon State GO VRDN Series 1985 73-G (JP Morgan Chase & Co. SPA)(A-1+/VMIG1)
12,700,000	3.55	01/04/2006	12,700,000

The accompanying notes are an integral part of these financial statements.

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Oregon (continued)
Oregon State GO VRDN Veteran’s Welfare Series 1985 73-H (Bayerische Landesbank SPA) (A-1+/VMIG1)
$40,000,000	3.55%	01/04/2006	$40,000,000

			$62,700,000

Pennsylvania—3.9%
Allegheny County Hospital Development Authority VRDN RB for Health Center Presbyterian University Health Systems Series 1990 A (MBIA) (JP Morgan Chase & Co. SPA) (A-1+/VMIG1)
$8,245,000	3.58%	01/05/2006	$8,245,000
Delaware Valley Regional Finance Authority Local Government VRDN Eagle Tax Exempt Trust Series 2004-0026 Class A (AMBAC) (Citibank N.A. SPA) (A-1+)(a)
5,490,000	3.55	01/05/2006	5,490,000
Delaware Valley Regional Finance Authority Local Government VRDN RB Series 1985 B (National Australia Bank LOC) (A-1+/VMIG1)
11,900,000	3.50	01/04/2006	11,900,000
Delaware Valley Regional Finance Authority Local Government VRDN RB Series 1985 C (National Australia Bank LOC) (A-1+/VMIG1)
13,100,000	3.50	01/04/2006	13,100,000
Delaware Valley Regional Finance Authority Local Government VRDN RB Series 1986 (National Australia Bank LOC) (A-1+/VMIG1)
11,150,000	3.50	01/04/2006	11,150,000
Geisinger Authority Health Systems VRDN RB Series 2005 B (Wachovia Bank N.A. SPA) (A-1+/VMIG1)
3,700,000	3.70	01/03/2006	3,700,000
North Penn Water Authority VRDN RB Series 2005 (FGIC) (Depfa Bank PLC SPA) (VMIG1)
7,000,000	3.53	01/05/2006	7,000,000
Pennsylvania GO VRDN Merlots Series 2004 B-15 (FSA) (Wachovia Bank N.A. SPA) (A-1+)(a)
4,990,000	3.54	01/04/2006	4,990,000
Pennsylvania Intergovernmental Cooperative Authority VRDN Special Tax Revenue Refunding for Philadelphia Funding Series 2003 (AMBAC) (JP Morgan Chase & Co. SPA) (A-1+/VMIG1)
11,200,000	3.54	01/05/2006	11,200,000
Pennsylvania Turnpike Commission VRDN RB Refunding Series 2005 D (FSA) (JP Morgan Chase & Co. SPA) (A-1+/VMIG1)
7,000,000	3.51	01/05/2006	7,000,000

			$83,775,000

South Carolina—0.8%
Charleston County School District GO TANS Series 2005 (SCSDE) (MIG1)
$5,265,000	3.75%	04/13/2006	$5,272,642
South Carolina Public Service Authority VRDN RB Eagle Tax-Exempt Trust Series 2004-0017 Class A (AMBAC) (Citibank N.A. SPA) (A-1+)(a)
5,000,000	3.56	01/05/2006	5,000,000
South Carolina VRDN RB Transportation Infrastructure Bank Eagle Tax-Exempt Trust Series 2001-4001 Class A (MBIA) (Citibank N.A. SPA) (A-1+) (a)
6,760,000	3.56	01/05/2006	6,760,000

			$17,032,642

Tennessee—2.6%
Memphis GO CP Series 2001 (Westdeutsche Landesbank AG SPA) (A-1+/P-1)
$5,000,000	3.02%	01/13/2006	$5,000,000
3,000,000	3.05	01/13/2006	3,000,000
2,000,000	3.14	02/08/2006	2,000,000
Metropolitan Government Nashville & Davidson County Health & Education Facilities Board VRDN RB Refunding for Vanderbilt University Series 2000 B (A-1+/VMIG1)
16,685,000	3.51	01/05/2006	16,685,000
Metropolitan Government Nashville & Davidson County Health & Education Facilities Board VRDN RB Refunding for Vanderbilt University Series 2003 A (A-1+/VMIG1)
7,565,000	3.51	01/05/2006	7,565,000
Metropolitan Government of Nashville County CP Series 2005 (A-1+)
3,000,000	2.90	01/27/2006	3,000,000
4,000,000	2.85	03/07/2006	4,000,000
Sevier County Public Building Authority VRDN RB for Local Government Public Improvement Series 1999 III-F (AMBAC) (Landesbank Hessen-Thueringen SPA) (VMIG1)
13,560,000	3.53	01/05/2006	13,560,000

			$54,810,000

Texas—14.8%
City of Houston CP Series D (Bank of America N.A. SPA) (A-1+/P-1)
$4,000,000	2.86%	01/18/2006	$4,000,000
City of Houston CP Series D (Depfa Bank PLC SPA) (A-1+/P-1)
13,000,000	2.86	01/11/2006	13,000,000
8,000,000	3.10	01/24/2006	8,000,000
City of San Antonio Electric and Gas VRDN RB Putters Series 1121 (JP Morgan Chase & Co. SPA) (A-1+)
6,825,000	3.55	01/05/2006	6,825,000
City of San Antonio Water VRDN RB Eagle Series 2005-73010-A (MBIA (Citibank NA SPA)) (A-1+) (a)
10,000,000	3.56	01/05/2006	10,000,000
Cypress Fairbanks Independent School District VRDN RB Merlots Series 2004 C-16 (PSF-GTD) (Wachovia Bank N.A. SPA) (VMIG1)(a)
4,395,000	3.54	01/04/2006	4,395,000

The accompanying notes are an integral part of these financial statements.

Statement of Investments

ILA Tax-Exempt Diversified Portfolio (continued)
December 31, 2005

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Texas (continued)
Dallas Area Rapid Transit CP (Bayerische Landesbank, Landesbank Baden-Wurttemberg, State Street Bank and Westdeutsche Landesbank AG SPA) (A-1+/P-1)
$7,000,000	3.12%	01/17/2006	$7,000,000
Harris County GO TANS Series 2005 (SP-1+/MIG1)
17,000,000	3.75	02/28/2006	17,027,797
Harris County Health Facilities Development VRDN RB Refunding for St. Luke’s Episcopal Hospital Series 2001 B (JP Morgan Chase & Co., Bayerische Landesbank, Bank of America N.A., Northern Trust Company and St. Luke’s Episcopal SPA) (A-1+)
22,325,000	3.70	01/03/2006	22,325,000
Harris County Health Facilities Development VRDN RB Refunding for The Methodist Health System Series 2005 B (A-1+)
29,300,000	3.70	01/03/2006	29,300,000
Harris County VRDN RB P-Floats-PT 971 Series 2004 (FGIC) (Merrill Lynch Capital Services SPA) (F1+)(a)
8,995,000	3.55	01/05/2006	8,995,000
Houston Airport System CP Series 2005 (Dexia Credit Local LOC) (A-1+/P-1)
4,000,000	3.15	01/13/2006	4,000,000
Houston Independent School District GO VRDN Putters Series 1189 (PSF-GTD) (JP Morgan Chase & Co. SPA) (VMIG1)(a)
4,845,000	3.55	01/05/2006	4,845,000
Houston Utilities Systems Revenue VRDN RB Merlots Series 2004 B-17 (FGIC and MBIA) (Wachovia Bank N.A. SPA) (A-1+)(a)
12,150,000	3.54	01/04/2006	12,150,000
Houston Water & Sewer CP Series A (Bayerische Landesbank, Dexia Credit Local, Landesbank Baden-Wurttemburg and Westdeutsche Landesbank AG SPA) (A-1/P-1)
4,500,000	3.00	01/20/2006	4,500,000
Jefferson County GO P-Floats-PT 1414 Series 2002 (FGIC) (Merrill Lynch Capital Services SPA) (A-1+)(a)
6,490,000	3.55	01/25/2006	6,490,000
Lewisville Independent School District GO VRDN P-Floats-PT 2089 Series 2004 (PSF-GTD) (Merrill Lynch Capital Services SPA) (F1+)(a)
5,610,000	3.55	01/05/2006	5,610,000
Mansfield Independent School District GO VRDN Merlots Series 2004-B11 (PSF-GTD) (Wachovia Bank N.A. SPA) (A-1+)(a)
4,000,000	3.54	01/04/2006	4,000,000
Mansfield Independent School District GO VRDN Spears Series 2005 DB-159 (PSF-GTD) (Deutsche Bank A.G. SPA) (F1+)(a)
5,640,000	3.55	01/05/2006	5,640,000
Mesquite Independent School District GO VRDN Putters Series 2005 1033 (PSF-GTD) (JP Morgan Chase & Co. SPA) (F1+)(a)
5,275,000	3.55	01/05/2006	5,275,000
North Texas Tollway Authority VRDN RB Dallas North Tollway Systems Series 2003 SG-167 (AMBAC) (Societe Generale SPA) (A-1+)(a)
4,000,000	3.55	01/25/2006	4,000,000
Pflugerville Independent School District GO VRDN P-Floats-PT 2763 Series 2005 (PSF-GTD) (Merrill Lynch Capital Services SPA) (A-1) (a)
5,745,000	3.55	01/25/2006	5,745,000
Plano Independent School District GO VRDN P-Floats-PT 2429 Series 2004 (PSF-GTD) (Merrill Lynch Capital Services SPA) (A-1)(a)
5,245,000	3.55	01/05/2006	5,245,000
Round Rock Independent School District GO VRDN Eagle Series 2005-0064 Class A (PSF-GTD) (Citibank N.A. SPA) (A-1+)(a)
3,000,000	3.56	01/05/2006	3,000,000
San Antonio Electric & Gas Systems CP Series A (Bank of America N.A. and State Street Bank SPA) (A-1+/P-1)
7,000,000	2.80	01/19/2006	7,000,000
San Antonio Electric & Gas Systems VRDN RB Series 1997 SG-104 (Societe Generale SPA) (A-1+)(a)
34,930,000	3.55	01/05/2006	34,930,000
San Antonio Water System CP (Bank of America N.A. SPA) (A-1+/P-1)
3,500,000	2.82	01/18/2006	3,500,000
4,000,000	3.10	02/22/2006	4,000,000
5,500,000	3.10	03/09/2006	5,500,000
Texas State GO TRANS Series 2005 (SP-1+/MIG1)
38,800,000	4.50	08/31/2006	39,161,164
Texas State GO VRDN Spears Series 2005 DB-154 (Deutsche Bank AG SPA) (F1+)(a)(b)
4,985,000	3.55	01/25/2006	4,985,000
Texas State Public Finance Authority CP Series 2002 (A-1+/P-1)
3,000,000	2.82	01/18/2006	3,000,000
3,000,000	3.15	02/09/2006	3,000,000
Texas State Public Finance Authority CP Series 2003 C (A-1+/P-1)
2,000,000	3.08	01/25/2006	2,000,000
Texas State University Systems Financing VRDN RB Refunding ROCS RR-II-R 3028 Series 2004 (FSA) (Citigroup Global Markets SPA) (VMIG1) (a)
5,250,000	3.56	01/05/2006	5,250,000
Williamson County GO VRDN Stars Certificates Series 2005-114 (MBIA) (BNP Paribas SPA) (VMIG1)(a)
4,990,000	3.55	01/05/2006	4,990,000

			$318,683,961

The accompanying notes are an integral part of these financial statements.

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Utah—6.4%
Central Water Conservancy District GO VRDN Refunding for Tender Option Series 1998 E (AMBAC) (Landesbank Hessen-Thueringen SPA) (A-1+/ VMIG1)
$13,500,000	3.50%	01/04/2006	$13,500,000
Central Water Conservancy District GO VRDN Refunding for Tender Option Series 1998 F (AMBAC) (Landesbank Hessen-Thueringen SPA) (A-1+/ VMIG1)
10,140,000	3.50	01/04/2006	10,140,000
Central Water Conservancy District GO VRDN Refunding Series 2002 A (AMBAC) (Landesbank Hessen-Thueringen SPA) (VMIG1)
4,925,000	3.50	01/04/2006	4,925,000
Central Water Conservancy District GO VRDN Refunding Series 2004 C (AMBAC) (Landesbank Hessen-Thueringen SPA) (VMIG1)
10,000,000	3.50	01/04/2006	10,000,000
Murray City Hospital VRDN RB for IHC Health Services, Inc. Series 2003 A (A-1+)
16,200,000	3.58	01/05/2006	16,200,000
Murray City Hospital VRDN RB for IHC Health Services, Inc. Series 2003 B (A-1+)
4,000,000	3.58	01/05/2006	4,000,000
Murray City Hospital VRDN RB for IHC Health Services, Inc. Series 2005 A (JP Morgan Chase Bank SPA) (A-1+/ VMIG1)
7,450,000	3.70	01/03/2006	7,450,000
Orem Water & Storm Sewer VRDN RB ROCS RR-II-R 7506 Series 2005 (MBIA) (Citibank N.A. SPA) (A-1+)(a)
6,275,000	3.56	01/05/2006	6,275,000
Salt Lake County Sales Tax Revenue VRDN RB P-Floats-PT 2901 Series 2005 (Merrill Lynch Capital Services SPA) (A-1)(a)
5,960,000	3.55	01/05/2006	5,960,000
Utah County Hospital VRDN RB for IHC Health Services, Inc. Series 2002 C (Westdeutsche Landesbank AG SPA) (A-1+/VMIG1)
10,000,000	3.52	01/05/2006	10,000,000
Utah Transit Authority Sales Tax Revenue VRDN RB Floaters Series 1197 (FSA) (Morgan Stanley SPA) (A-1)(a)
20,000,000	3.55	01/05/2006	20,000,000
Utah Transit Authority Sales Tax Revenue VRDN RB P-Floats-PT 3087 Series 2005 (FSA) (Dexia Credit Local SPA) (A-1+)(a)
4,990,000	3.55	01/05/2006	4,990,000
Utah Transit Authority Sales Tax Revenue VRDN RB Putters Series 2005-1107 (FSA) (JP Morgan Chase & Co. SPA) (VMIG1)(a)
5,000,000	3.55	01/05/2006	5,000,000
Utah Water Finance Agency VRDN RB for Tender Options Series 2005 A-11 (AMBAC) (JP Morgan Chase & Co. SPA) (VMIG1)
4,000,000	3.55	01/04/2006	4,000,000
Utah Water Finance Agency VRDN RB for Tender Options Series 2005 A-12 (AMBAC) (JP Morgan Chase & Co. SPA) (VMIG1)
4,000,000	3.55	01/04/2006	4,000,000
Utah Water Finance Agency VRDN RB Series 2002 A-1 (AMBAC) (JPMorgan Chase & Co. SPA) (VMIG1)
2,975,000	3.55	01/04/2006	2,975,000
Utah Water Finance Agency VRDN RB Series 2004 A-9 (AMBAC) (JP Morgan Chase & Co. SPA) (VMIG1)
5,000,000	3.55	01/04/2006	5,000,000
Weber County Hospital VRDN RB for IHC Health Services, Inc. Series 2000 B (Westdeutsche Landesbank AG SPA) (A-1+/ VMIG1)
3,800,000	3.70	01/03/2006	3,800,000

			$138,215,000

Virginia—1.3%
Roanoke IDA Hospital VRDN RB Refunding for Carilion Health Systems Series 2002 D (Bank of America N.A. SPA) (A-1+/VMIG1)
$2,600,000	3.74%	01/03/2006	$2,600,000
Roanoke IDA VRDN RB for Carilion Health System Series 2002 B (JP Morgan Chase & Co. SPA) (A-1+/VMIG1)
12,175,000	3.70	01/03/2006	12,175,000
Virginia College Building Authority Educational Facilities VRDN RB for The University of Richmond Project Series 1999 (SunTrust Bank SPA) (VMIG1)
2,900,000	3.52	01/04/2006	2,900,000
Virginia College Building Authority Educational Facilities VRDN RB for University of Richmond Project Series 2004 (SunTrust Bank SPA) (VMIG1)
5,000,000	3.55	01/04/2006	5,000,000
Virginia State Public School Authority VRDN RB P-Floats-PT 2746 Series 2005 (Merrill Lynch Capital Services SPA) (F1+)(a)
6,035,000	3.53	01/06/2006	6,035,000

			$28,710,000

Washington—5.4%
Chelan County Public Utility District Number 001 Conservancy VRDN RB P-Floats-PT 950 Series 2004 (FGIC) (Merrill Lynch Capital Services SPA) (F1+)(a)
$5,000,000	3.55%	01/25/2006	$5,000,000
Grant County Public Utility District VRDN Eagle Tax-Exempt Trust Series 2001-4702 Class A (FSA) (Citibank N.A. SPA) (A-1+)(a)
4,000,000	3.56	01/05/2006	4,000,000
King County School District No. 401 Highline Public Schools GO VRDN ROCS RR-II-R 2151 Series 2004 (FGIC) (Citigroup Global Markets SPA) (A-1+)(a)
5,290,000	3.56	01/05/2006	5,290,000

The accompanying notes are an integral part of these financial statements.

Statement of Investments

ILA Tax-Exempt Diversified Portfolio (continued)
December 31, 2005

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Washington (continued)
King County Water & Sewer Systems CP Series 2005 A (Bayerische Landesbank SPA) (A-1/P-1)
$3,000,000	2.82%	01/11/2006	$3,000,000
4,300,000	2.82	01/12/2006	4,300,000
Port Seattle VRDN RB Series 2003 849-D (MBIA) (Morgan Stanley SPA) (A-1)(a)
7,963,500	3.55	01/05/2006	7,963,500
Tacoma GO VRDN P-Floats-PT 2322 Series 2004 (MBIA) (Merrill Lynch Capital Services SPA) (F1+)(a)
5,790,000	3.55	01/05/2006	5,790,000
Tacoma Regional Water Supply Systems VRDN RB Merlots Series 2003-B05 (MBIA) (Wachovia Bank N.A. SPA) (VMIG1)(a)
4,995,000	3.54	01/04/2006	4,995,000
Washington State COPS Eagle Tax-Exempt Trust Series 2000 Class A (Citibank N.A. SPA) (A-1+)(a)
12,000,000	3.56	01/05/2006	12,000,000
Washington State Economic Development Finance Authority VRDN RB P-Floats-PT 2333 Series 2004 (FGIC) (Merrill Lynch Capital Services SPA) (F1+)(a)
6,755,000	3.55	01/05/2006	6,755,000
Washington State GO Eagle Tax-Exempt Trust Series 1996C-4704 Class A (Citibank N.A. SPA) (A-1+)(a)
8,500,000	3.56	01/05/2006	8,500,000
Washington State GO P-Floats-PT 854 Series 2003 (Merrill Lynch Capital Services SPA) (A-1)(a)
7,495,000	3.55	01/25/2006	7,495,000
Washington State GO VRDN Eagle Tax-Exempt Trust Series 1998-4702 Class A (Citibank N.A. SPA) (A-1+)(a)
6,000,000	3.56	01/05/2006	6,000,000
Washington State GO VRDN Eagle Tax-Exempt Trust Series 2002-4701 Class A (FSA) (Citibank N.A. SPA) (A-1+)(a)
5,000,000	3.56	01/05/2006	5,000,000
Washington State GO VRDN Eagle Tax-Exempt-Trust Series 2005-0032 Class A (FSA) (Citibank N.A. SPA) (A-1+)(a)
5,000,000	3.56	01/05/2006	5,000,000
Washington State GO VRDN Floaters Series 2005-1161 (AMBAC) (Morgan Stanley SPA) (A-1) (a)
6,350,000	3.55	01/05/2006	6,350,000
Washington State GO VRDN Merlots Series 2002 A-57 (MBIA) (Wachovia Bank N.A. SPA) (VMIG1)(a)
6,910,000	3.54	01/04/2006	6,910,000
Washington State GO VRDN Merlots Series 2003 B-23 (MBIA) (Wachovia Bank N.A. SPA) (VMIG1)(a)
5,000,000	3.54	01/04/2006	5,000,000
Washington State GO VRDN Merlots Series 2004 C-03 (AMBAC) (Wachovia Bank N.A. SPA) (VMIG1)(a)
7,080,000	3.54	01/04/2006	7,080,000

			$116,428,500

Wisconsin—1.1%
Milwaukee Metropolitan Sewage District GO VRDN P-Floats-PT 2678 Series 2005 (Dexia Credit Local SPA) (F1+)(a)
$4,990,000	3.54%	01/05/2006	$4,990,000
Wisconsin State GO VRDN ROCS RR-II-R 2171 Series 2005 (MBIA) (Citigroup Global Markets SPA) (VMIG1)(a)
5,570,000	3.56	01/05/2006	5,570,000
Wisconsin State Health & Educational Facilities Authority VRDN RB P-Floats-PT 917 Series 2004 (MBIA) (Landesbank Hessen-Thueringen SPA) (A-1/ F1+)(a)
5,000,000	3.55	01/05/2006	5,000,000
Wisconsin State Transportation Board VRDN RB Eagle Tax-Exempt Trust Series 2000-4901 Class A (Citibank N.A. SPA) (A-1+)(a)
7,500,000	3.56	01/05/2006	7,500,000

			$23,060,000

Total Investments—100.5%			$2,161,598,416

The percentage shown for each category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At December 31, 2005, these securities amounted to $828,277,000 or approximately 38.0% of net assets.
(b)	All or portion represents a forward commitment.
(c)	Securities not registered under the Securities Act of 1933, as amended. Such securities have been determined to be illiquid by the Investment Adviser. At December 31, 2005, these securities amounted to $15,705,000 or approximately 0.7% of net assets.

Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security, the next interest reset date for floating rate securities or the prerefunded date for those types of securities.

Security ratings disclosed are issued by Standard & Poor’s/ Moody’s Investors Service/ Fitch and are unaudited. A description of the ratings is available in the Portfolio’s Statement of Additional Information.

The accompanying notes are an integral part of these financial statements.

Investment Abbreviations:

AMBAC	—	Insured by American Municipal Bond Assurance Corp.
COPS	—	Certificates of Participation
CP	—	Commercial Paper
FGIC	—	Insured by Financial Guaranty Insurance Co.
FHLMC	—	Insured by Federal Home Loan Mortgage Corp.
FNMA	—	Insured by Federal National Mortgage Association
FSA	—	Insured by Financial Security Assurance Co.
GO	—	General Obligation
IDA	—	Industrial Development Authority
IDB	—	Industrial Development Bond
LOC	—	Letter of Credit
MBIA	—	Insured by Municipal Bond Investors Assurance
MBIA-IBC	—	Insured by Municipal Bond Investors Assurance—Insured Bond Certificates
MF Hsg.	—	Multi-Family Housing
PCRB	—	Pollution Control Revenue Bond
PSF-GTD	—	Guaranteed by Permanent School Fund
RANS	—	Revenue Anticipation Notes
RB	—	Revenue Bond
ROCS	—	Reset Option Certificates
SPA	—	Stand-by Purchase Agreement
TANS	—	Tax Anticipation Notes
TFA	—	Transportation Finance Authority
TRANS	—	Tax Revenue Anticipation Notes
VRDN	—	Variable Rate Demand Notes

The accompanying notes are an integral part of these financial statements.

Statement of Investments

ILA Tax-Exempt California Portfolio
December 31, 2005

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

California—101.3%
Abag Finance Authority VRDN RB for Menlo School Series 2003 (Allied Irish Bank PLC LOC) (VMIG1)
$13,700,000	3.55%	01/05/2006	$13,700,000
ABN AMRO Munitops GO VRDN Non-AMT Trust Certificates (Chabot-Las Positas) Series 2004-12 (MBIA) (ABN Amro Bank N.V. SPA) (VMIG1) (a)
7,950,000	3.53	01/05/2006	7,950,000
ABN AMRO Munitops VRDN RB Non-AMT Trust Certificates Series 2005 (AMBAC) (ABN Amro Bank N.V. SPA) (VMIG1)(a)
5,000,000	3.53	01/05/2006	5,000,000
ABN AMRO Munitops VRDN RB Non-AMT Trust Certificates Series 2005-32 (AMBAC) (ABN Amro Bank N.V. SPA) (F1+)(a)
12,000,000	3.53	01/05/2006	12,000,000
Cabrillo Community College District GO ROCS RR-II-R-300 Series 2004 (MBIA) (Citibank N.A. SPA) (VMIG1)(a)
1,000,000	3.55	01/05/2006	1,000,000
California Educational Facilities Authority VRDN RB for California Institute of Technology ROCS RR-II-R-354 Series 2005 (Citibank N.A. SPA) (VMIG1)(a)
1,995,000	3.55	01/05/2006	1,995,000
California Educational Facilities Authority VRDN RB for Pomona College Series 2005 B (A-1+/VMIG1)
2,500,000	3.47	01/05/2006	2,500,000
California Educational Facilities Authority VRDN RB for University of Southern California Series 2005-1126 (Morgan Stanley SPA) (VMIG1)(a)
7,000,000	3.53	01/05/2006	7,000,000
California Educational Facilities Authority VRDN RB Stars Certificates Series 2005-135 (BNP Paribas SPA) (VMIG1)(a)
7,265,000	3.53	01/05/2006	7,265,000
California Health Facilities Financing Authority VRDN RB for Catholic West Health Facilities Series 2005-H (Bank of America N.A. LOC) (A-1+/ VMIG1)
2,400,000	3.45	01/04/2006	2,400,000
California Health Facilities Financing Authority VRDN RB for Sisters Charity Health System Series 2003 (A-1+/ VMIG1)
10,840,000	3.55	01/04/2006	10,840,000
California Health Facilities Financing Authority VRDN RB Refunding for Adventist Hospital Series 1998-C (MBIA) (California State Teachers Retirement SPA) (A-1+/ VMIG1)
2,100,000	3.70	01/03/2006	2,100,000
California Infrastructure & Economic Development Bank VRDN RB for Bay Area Toll Authority Floating Rate Receipts Series 2004 SG-172 (AMBAC) (Societe Generale SPA) (A-1+)(a)
3,000,000	3.53	01/05/2006	3,000,000
California Infrastructure & Economic Development Bank VRDN RB for J Paul Getty Trust Series 2003 D (A-1+/ VMIG1)
2,800,000	2.25	02/02/2006	2,800,000
California Municipal Finance Authority VRDN PCRB Refunding for Chevron USA Inc Project Series 2005 (A-1+/ P-1)
1,320,000	3.70	01/03/2006	1,320,000
California State Department of Water Resources Power Supply VRDN RB Refunding Series 2005 G-4 (FGIC) (Morgan Stanley SPA) (A-1/ VMIG1)
4,000,000	3.18	01/05/2006	4,000,000
California State Department of Water Resources Power Supply VRDN RB Series 2005 Subseries F-3 (Bank of New York (California Public Employees Retirement System) LOC) (VMIG1)
6,000,000	3.20	01/12/2006	6,000,000
California State Economic Recovery VRDN RB Series 2004 C-1 (Landesbank Baden-Wurttm SPA) (A-1+/ VMIG1)
1,000,000	3.75	01/03/2006	1,000,000
California State Economic Recovery VRDN RB Series 2004 C-2 (Bank of America N.A. SPA) (A-1+/ VMIG1)
1,910,000	3.72	01/03/2006	1,910,000
California State Economic Recovery VRDN RB Series 2004 C-3 (Landesbank Hessen-Thueringen SPA)(A-1+/ VMIG1)
3,000,000	3.72	01/03/2006	3,000,000
California State Economic Recovery VRDN RB Series 2004 C-6 (LOC-Citibank N.A.) (A-1+/ VMIG1)
2,400,000	3.75	01/03/2006	2,400,000
California State Economic Recovery VRDN RB Series 2004 C-7 (BNP Paribas LOC) (A-1+/ VMIG1)
1,500,000	3.75	01/03/2006	1,500,000
California State Economic Recovery VRDN RB Series 2004 C-9 (Bank of Nova Scotia SPA) (A-1+/ VMIG1)
6,500,000	3.65	01/03/2006	6,500,000
California State GO VRDN for Daily Kindergarten University Series 2004 A-5 (California State Teachers Retirement and Citibank N.A. LOC) (A-1+/ VMIG1)
1,100,000	3.75	01/03/2006	1,100,000
California State GO VRDN Series 2003 A-2 (JP Morgan Chase & Co. and Westdeutsche Landesbank LOC) (A-1+/ VMIG1)
9,875,000	3.75	01/03/2006	9,875,000
California State GO VRDN Series 2003 A-3 (JP Morgan Chase & Co. and Westdeutsche Landesbank LOC) (A-1+/ VMIG1)
6,200,000	3.72	01/03/2006	6,200,000
California State RB RANS Series 2005 (SP-1+/ MIG1)
10,000,000	4.50	06/30/2006	10,072,543
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2005 (F1)
5,000,000	2.80	01/12/2006	5,000,000
4,000,000	2.80	01/19/2006	4,000,000
California Statewide Communities Development Authority Revenue VRDN RB Series 2004 J (JP Morgan Chase & Co. SPA) (A-1)
5,300,000	3.48	01/04/2006	5,300,000
California Statewide Communities Development Authority TRANS Series 2005 A-4 (SP-1+/ MIG1)
2,000,000	4.00	06/30/2006	2,013,263

The accompanying notes are an integral part of these financial statements.

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

California (continued)
California Statewide Communities Development Authority VRDN PCRB Refunding for Chevron USA, Inc. Project Series 2002 (A-1+/ P-1)
$4,450,000	3.70%	01/03/2006	$4,450,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente Series 2003 B (A-1)
4,300,000	3.48	01/04/2006	4,300,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente Series 2003 C (F1)
3,600,000	3.55	01/04/2006	3,600,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente Series 2003 D (F1)
1,300,000	3.55	01/04/2006	1,300,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente Series 2004 M (A-1)(b)
4,500,000	3.48	01/04/2006	4,500,000
City of Glendale California VRDN COPS for Police Building Project Series 2000 (JP Morgan Chase & Co. SPA) (A-1+/ VMIG1)
5,500,000	3.55	01/05/2006	5,500,000
Clovis Unified School District TRANS (SP-1+)
5,000,000	4.00	07/05/2006	5,031,079
East Bay Municipal Utility District CP (JP Morgan Chase & Co. and Westdeutsche Landesbank SPA) (A-1+/P-1)
5,600,000	3.13	01/12/2006	5,600,000
4,000,000	3.03	01/23/2006	4,000,000
East Bay Municipal Utility District Wastewater System VRDN RB Refunding Series 2005-2 (XLCA) (Dexia Credit Local SPA) (A-1+/ VMIG1)
5,000,000	3.45	01/04/2006	5,000,000
East Bay Municipal Utility District Water Systems VRDN RB Refunding Series 2005 B-2 (XLCA) (Dexia Credit Local SPA) (A-1+/ VMIG1)
3,500,000	3.45	01/04/2006	3,500,000
Fremont Unified High School District Santa Clara County GO VRDN P-Floats-PT 2510 Series 2005 (FGIC) (Merrill Lynch Capital Services SPA) (F1+)(a)
3,515,000	3.53	01/05/2006	3,515,000
Fremont VRDN COPS for Family Resources Center Financing Project Series 1998 (KBC Bank N.V. LOC) (A-1)
4,760,000	3.50	01/05/2006	4,760,000
Golden Gate Bridge Highway & Transportation Authority CP Series A (JP Morgan Chase & Co. SPA) (A-1+/P-1)
7,700,000	3.12	03/09/2006	7,700,000
Grossmont-Cuyamaca Community College District GO VRDN Series 2005-1130 (FGIC) (Morgan Stanley SPA) (VMIG1)(a)
12,600,000	3.53	01/05/2006	12,600,000
Grossmont-Cuyamaca Community College GO VRDN ROCS RR-II-R 6520 Series 2005 (FGIC) (Citibank N.A. SPA) (VMIG1)(a)
2,460,000	3.55	01/05/2006	2,460,000
Huntington Beach MF Hsg. VRDN RB for Essex Huntington Breakers Series 1996 A (FHLMC LOC) (VMIG1)
14,100,000	3.55	01/04/2006	14,100,000
Long Beach Community College District GO VRDN ROCS RR-II-R 478 Series 2005 (FGIC) (Citibank N.A. SPA) (VMIG1)(a)
2,000,000	3.55	01/05/2006	2,000,000
Los Angeles Community College GO VRDN P-Floats-PT 2585 Series 2005 (FSA) (Merrill Lynch Capital Services SPA) (F1+)(a)
5,285,000	3.53	01/05/2006	5,285,000
Los Angeles Community College GO VRDN ROCS RR-II-R 7002 Series 2005 (FSA) (Citibank N.A. SPA) (VMIG1)(a)
9,975,000	3.55	01/05/2006	9,975,000
Los Angeles County Housing Authority MF Hsg. VRDN RB Refunding for Malibu Meadows Project Series 1998 B (FNMA LOC) (A-1+)
11,861,000	3.49	01/05/2006	11,861,000
Los Angeles County Housing Authority VRDN RB for Malibu Canyon Apartments Project Series 1985 B (FHLMC LOC) (A-1+)
5,700,000	3.45	01/03/2006	5,700,000
Los Angeles Department of Water & Power VRDN RB for Power System Subseries 2001 B-7 (Bank of America N.A., Bayerische Landesbank, Dexia Credit Local, JP Morgan Chase & Co., Landesbank Baden-Wurttemberg, State Street Bank and Westdeutsche Landesbank SPA) (A-1+/ VMIG1)
2,300,000	3.55	01/05/2006	2,300,000
Los Angeles Department of Water & Power VRDN RB for Power System Subseries 2002 A-8 (National Australia Bank, Lloyds TSB Bank PLC and Fortis Bank SPA) (A-1+/ VMIG1)
10,100,000	3.50	01/05/2006	10,100,000
Los Angeles Department of Water & Power VRDN RB Merlots Series 2003 A 24 (MBIA) (Wachovia Bank N.A. SPA) (VMIG1)(a)
3,100,000	3.53	01/04/2006	3,100,000
Los Angeles Department of Water & Power VRDN RB Series 2005-1103 (Morgan Stanley SPA) (VMIG1)(a)
3,775,000	3.53	01/05/2006	3,775,000
Los Angeles Department of Water & Power, N Ap, N Ap, NA (A-1+/ VMIG1)(b) (National Australia Bank, Fortis Bank, Lloyds TSB Bank SPA)
5,200,000	3.45	01/05/2006	5,200,000
Los Angeles GO VRDN P-Floats-PT B 2324 Series 2004 (MBIA) (Merrill Lynch Capital Services SPA) (F1+)(a)
4,960,000	3.53	01/05/2006	4,960,000
Los Angeles Metropolitan Transportation Authority Sales Tax Revenue Series 2005-1004 (AMBAC) (JP Morgan Chase & Co. SPA) (A-1+)(a)
2,725,000	3.54	01/05/2006	2,725,000
Los Angeles Municipal Improvement Corp. CP Series 2004 (Bank of America LOC) (A-1+/P-1)
5,000,000	3.10	01/10/2006	5,000,000

The accompanying notes are an integral part of these financial statements.

Statement of Investments

ILA Tax-Exempt California Portfolio (continued)
December 31, 2005

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

California (continued)
$4,000,000	2.90%	01/19/2006	$4,000,000
Los Angeles Municipal Improvement Corp. CP Series 2005 (Bank of America N.A. LOC) (A-1+/P-1)
2,500,000	2.60	01/11/2006	2,500,000
Los Angeles Unified School District GO VRDN Merlots Series 2003 B34 (FSA) (Wachovia Bank N.A. SPA) (VMIG1)(a)
15,195,000	3.53	01/04/2006	15,195,000
Los Angeles Unified School District GO VRDN Eagle Series 2003-0049 A (MBIA) (Citibank N.A. SPA) (A-1+)(a)
5,100,000	3.55	01/05/2006	5,100,000
Los Angeles Unified School District GO VRDN Merlots Series 2003 B12 (MBIA) (Wachovia Bank N.A. SPA) (VMIG1)(a)
9,365,000	3.53	01/04/2006	9,365,000
Los Angeles Unified School District GO VRDN Merlots Series 2004 B07 (MBIA) (Wachovia Bank N.A. SPA) (A-1+)(a)
4,985,000	3.53	01/04/2006	4,985,000
Los Angeles Wastewater Systems VRDN RB Eagle Series 2003-0033 A (FSA) (Citibank N.A. SPA) (A-1+)(a)
2,870,000	3.55	01/05/2006	2,870,000
Los Angeles Water & Power Revenue VRDN RB Subseries 2001 B-6 (Bayerische Landesbank, Bank of America , Dexia Credit Local, J.P. Morgan Chase & Co., State Street Corp., Landesbank Baden-Wurttemberg and Westdeutsche Landesbank AG SPA) (A-1+/ VMIG1)
5,350,000	3.70	01/03/2006	5,350,000
Manteca Redevelopment Agency Tax Allocation VRDN RB Series 2005 (XLCA) (State Street Bank SPA) (A-1+)
10,000,000	3.75	01/03/2006	10,000,000
Metropolitan Water District Southern California Waterworks Revenue VRDN RB Series 2000 B-3 (National Australia Bank SPA) (A-1+/ VMIG1)
14,100,000	3.72	01/03/2006	14,100,000
Metropolitan Water District Southern California Waterworks Revenue VRDN RB Series 2001 C-2 (Lloyds TSB Bank PLC SPA) (A-1+/ VMIG1)
2,800,000	3.75	01/03/2006	2,800,000
MSR Public Power Agency VRDN RB for San Juan Project ROCS RR-II-R 335 Series 2005 (MBIA) (Citibank N.A. SPA) (VMIG1)(a)
2,000,000	3.55	01/05/2006	2,000,000
Newport Beach VRDN RB for Hoag Memorial Hospital Series 1996 B (Bank of America N.A. SPA) (A-1+/ VMIG1)
2,890,000	3.70	01/03/2006	2,890,000
Newport Beach VRDN RB for Hoag Memorial Hospital Series 1999 A (A-1+/ VMIG1)
3,500,000	3.45	01/05/2006	3,500,000
Newport Beach VRDN RB for Hoag Memorial Hospital Series 1999 B (A-1+/ VMIG1)
2,600,000	3.45	01/05/2006	2,600,000
Newport Beach VRDN RB for Hoag Memorial Hospital Series 1999 C (A-1+/ VMIG1)
1,500,000	3.45	01/05/2006	1,500,000
Newport Mesa California Unified School District GO VRDN P-Floats-PT 2490 Series 2005 (FGIC) (Merrill Lynch Capital Services SPA) (F1+)(a)
6,670,000	3.53	01/05/2006	6,670,000
Oakland Joint Powers Financing Authority VRDN RB P-Floats-PT 2873 Series 2005 (AMBAC) (Merrill Lynch Capital Services SPA) (A-1) (a)
7,180,000	3.53	01/05/2006	7,180,000
Orange County Apartment Development VRDN RB for Niguel Summit Series 1985 A (FHLMC LOC) (VMIG1)
3,000,000	3.45	01/03/2006	3,000,000
Orange County Apartment Development VRDN RB Refunding for Larkspur Canyon Apartments Series 1997 A (FNMA LOC) (A-1+)
4,635,000	3.55	01/04/2006	4,635,000
Orange County Apartment Development VRDN RB Refunding for Riverbend Apartments Series 1999 B (FHLMC LOC) (VMIG1)
7,600,000	3.49	01/05/2006	7,600,000
Orange County Sanitation District VRDN COPS Series 2005-1032 (FGIC) (Morgan Stanley SPA) (VMIG1)(a)
1,500,000	3.53	01/05/2006	1,500,000
Orange County Water District Revenue COPS Series 2003 A (Lloyds TSB Bank PLC SPA) (A-1+/ VMIG1)
4,000,000	3.43	01/04/2006	4,000,000
Palo Alto Unified School District VRDN Municipal Sectors Trust Receipts Series 1997 SGA 53 (Societe Generale SPA) (A-1+)(a)
9,830,000	3.54	01/04/2006	9,830,000
Placentia-Yorba Linda University School District P-Floats-PT 1437 Series 2002 (FGIC) (Merrill Lynch Capital Services SPA) (A-1) (a)
5,160,000	3.53	01/05/2006	5,160,000
Rancho Santiago Community College Unified District GO ROCS RR II-R 2181 Series 2005 (FSA) (Citigroup Global Markets SPA) (A-1+)(a)
2,815,000	3.55	01/05/2006	2,815,000
Roseville Unified School District GO ROCS RR III-R 2199 Series 2005 (FGIC) (Citigroup Global Markets SPA) (A-1+)(a)
7,210,000	3.55	01/05/2006	7,210,000
Sacramento County Housing Authority VRDN RB Refunding for River Terrace Apartments Series 1996 (FNMA LOC) (A-1+)
6,000,000	3.49	01/05/2006	6,000,000
Sacramento County Sanitation District Financing Authority VRDN RB Series 2005-1034 (MBIA) (JP Morgan Chase & Co. SPA) (A-1+)(a)
3,995,000	3.54	01/05/2006	3,995,000
Sacramento County Sanitation District Financing Authority VRDN RB Eagle Series 2004-0047 Class A (AMBAC) (Citibank N.A. SPA) (A-1+)(a)
4,000,000	3.55	01/05/2006	4,000,000

The accompanying notes are an integral part of these financial statements.

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

California (continued)
Sacramento County Sanitation District Financing Authority VRDN RB Sublien for Sacramento Regional Series 2000 C (Bank of America N.A. LOC) (A-1+/ VMIG1)
$5,870,000	3.45%	01/04/2006	$5,870,000
Sacramento County VRDN COPS for Administration Center & Courthouse Project Series 1990 (Bayerische Landesbank LOC) (A-1+/ VMIG1)
1,895,000	3.50	01/05/2006	1,895,000
San Bernardino County VRDN RB Refunding for Evergreen Apartments Series 1999 A (FNMA LOC) (A-1+)
16,600,000	3.49	01/05/2006	16,600,000
San Diego County Transportation Commission CP (JP Morgan Chase & Co. SPA) (A-1+/P-1)
3,000,000	3.02	01/11/2006	3,000,000
San Diego County Water Authority CP (Bayerische Landesbank SPA) (A-1+/P-1)
2,000,000	3.10	01/10/2006	2,000,000
3,000,000	3.14	01/19/2006	3,000,000
5,000,000	2.75	01/20/2006	5,000,000
2,000,000	3.12	01/20/2006	2,000,000
4,000,000	3.05	01/30/2006	4,000,000
San Diego Unified School District TRANS Series 2005 A (SP-1+/MIG1)
3,000,000	4.00	07/24/2006	3,019,218
San Francisco City & County GO VRDN ROCS RR-II-R 6502 Series 2004 (MBIA) (Citibank N.A. SPA) (VMIG1)(a)
5,805,000	3.55	01/05/2006	5,805,000
San Francisco City & County P-Floats-PT 3033 Series 2005 (MBIA) (Merrill Lynch Capital Services SPA) (F1+)(a)
3,270,000	3.53	01/05/2006	3,270,000
San Francisco Public Utilities Commission CP Series 2005 (Bank of America N.A. LOC) (P-1)
8,000,000	3.03	01/18/2006	8,000,000
San Francisco Transportation Authority CP Series 2005 A (Landesbank Baden-Wurttemberg SPA) (A-1+/P-1)
8,250,000	2.82	01/13/2006	8,250,000
Santa Clara Valley Water Authority CP (Westdeutsche Landesbank SPA) (A-1+/P-1)
2,623,000	2.90	01/12/2006	2,623,000
6,191,000	3.00	01/20/2006	6,191,000
Sonoma County Junior College District GO VRDN P-Floats-PT 3231 Series 2005 (FSA) (Depfa Bank PLC SPA) (A-1+)(a)
4,000,000	3.53	01/05/2006	4,000,000
Triunfo County Sanitation District VRDN RB Series 1994 (BNP Paribas LOC) (A-1+)
3,510,000	3.58	01/04/2006	3,510,000
University of California Regents CP (A-1+/P-1)
4,000,000	3.03	01/23/2006	4,000,000
University of California VRDN RB Eagle Series 2005-0006 A (AMBAC) (Citibank N.A.) (A-1+)(a)
2,445,000	3.55	01/05/2006	2,445,000
University of California VRDN RB Municipal Sectors Trust Receipts SGB-57 Series 2005 A (AMBAC) (Societe Generale SPA) (A-1+)(a)
12,815,000	3.55	01/05/2006	12,815,000
University of California VRDN RB P-Floats-PT 1859 Series 2003 (FSA) (Merrill Lynch Capital Services SPA) (A-1)(a)
6,595,000	3.53	01/05/2006	6,595,000
University of California VRDN RB Putters Series 2005-1139 (FGIC) (JPMorgan Chase Bank N.A. SPA) (VMIG1)(a)
3,010,000	3.54	01/05/2006	3,010,000
Ventura County TRANS Series 2005 (SP-1+/ MIG1)
2,000,000	4.00	07/03/2006	2,010,781
Westlands Water District Revenue COP Series 2005 B (AMBAC) (Dexia Credit Local SPA) (A-1+/ VMIG1)(b)
3,000,000	2.55	01/04/2006	3,000,000
Yosemite Community College District VRDN P-Floats-PT 2748 Series 2005 (FGIC) (Merrill Lynch Capital Services SPA) (F1+)(a)
5,870,000	3.53	01/05/2006	5,870,000

			$604,766,884

Total Investments—101.3%			$604,766,884

The percentage shown for each category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At December 31, 2005, these securities amounted to $227,290,000 or approximately 38.0% of net assets.
(b)	All or portion represents a forward commitment.

Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security, the next interest reset date for floating rate securities or the prerefunded date for those types of securities.

Security ratings disclosed are issued by Standard & Poor’s/ Moody’s Investors Service/ Fitch and are unaudited. A description of the ratings is available in the Portfolio’s Statement of Additional Information.

The accompanying notes are an integral part of these financial statements.

Statement of Investments

ILA Tax-Exempt California Portfolio (continued)
December 31, 2005

Investment Abbreviations:

AMBAC	—	Insured by American Municipal Bond Assurance Corp.
COPS	—	Certificates of Participation
CP	—	Commercial Paper
FGIC	—	Insured by Financial Guaranty Insurance Co.
FHLMC	—	Insured by Federal Home Loan Mortgage Corp.
FNMA	—	Insured by Federal National Mortgage Association
FSA	—	Insured by Financial Security Assurance Co.
GO	—	General Obligation
LOC	—	Letter of Credit
MBIA	—	Insured by Municipal Bond Investors Assurance
MF Hsg	—	Multi-Family Housing
PCRB	—	Pollution Control Revenue Bond
RANS	—	Revenue Anticipation Notes
RB	—	Revenue Bond
ROCS	—	Reset Option Certificates
SPA	—	Stand-by Purchase Agreement
TRANS	—	Tax Revenue Anticipation Notes
VRDN	—	Variable Rate Demand Notes
XLCA	—	Insured by XL Capital Assurance, Inc.

The accompanying notes are an integral part of these financial statements.

Statement of Investments

ILA Tax-Exempt New York Portfolio
December 31, 2005

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

New York—97.3%
ABN AMRO Munitops Certificates VRDN RB Non-AMT Series 2004-46 (FSA) (ABN Amro Bank N.V. SPA) (VMIG1)(a)
$3,000,000	3.54%	01/05/2006	$3,000,000
Great Neck North Water Authority Water System VRDN RB Series 1993 A (FGIC) (State Street Bank SPA) (A-1+/VMIG1)
5,020,000	3.52	01/04/2006	5,020,000
Jay Street Development Corporation Certificates Facilities Lease VRDN RB Series 2001-A1 (Fleet National Bank LOC) (A-1+/VMIG1)
7,950,000	3.36	01/04/2006	7,950,000
Jay Street Development Corporation Certificates Facilities Lease VRDN RB Series 2005-A (Depfa Bank PLC LOC) (A-1+/VMIG1)
2,600,000	3.65	01/03/2006	2,600,000
Long Island Power Authority Electric System VRDN RB Subseries 1998 1A (Bayerische Landesbank and Landesbank Baden-Wurttemberg LOC) (A-1+/VMIG1)
6,600,000	3.56	01/04/2006	6,600,000
Long Island Power Authority Electric System VRDN RB Subseries 1998 1B-RMKT (State Street Corp. LOC) (A-1+/VMIG1)
5,700,000	3.70	01/03/2006	5,700,000
Long Island Power Authority Electric System VRDN RB Subseries 1998 2A (Westdeutsche Landesbank LOC) (A-1+/VMIG1)
2,700,000	3.36	01/04/2006	2,700,000
Long Island Power Authority Electric System VRDN RB Subseries 1998 3B (Westdeutsche Landesbank LOC) (A-1+/VMIG1)
2,000,000	3.72	01/03/2006	2,000,000
Madison County IDA Civic Facilities VRDN RB ROCS RR II R 480 Series 2005 (AMBAC) (Citibank N.A. SPA) (VMIG1)(a)
3,000,000	3.55	01/05/2006	3,000,000
Metropolitan Transportation Authority VRDN RB Eagle Tax-Exempt Trust Series 2002 A2303 (FSA) (Citibank N.A. SPA) (A-1+)(a)
5,000,000	3.55	01/05/2006	5,000,000
Metropolitan Transportation Authority VRDN RB Eagle Tax-Exempt Trust Series 2002-2305 Class A (FSA) (Citibank N.A. SPA)(a)
3,000,000	3.55	01/05/2006	3,000,000
Metropolitan Transportation Authority VRDN RB Eagle Tax-Exempt Trust Series 2002-6023 Class A (MBIA) (Citibank N.A. SPA) (A-1+)(a)
5,000,000	3.55	01/05/2006	5,000,000
Metropolitan Transportation Authority VRDN RB Merlots Series 2003 B25 (FGIC) (Wachovia Bank N.A. SPA) (VMIG1)(a)
2,975,000	3.53	01/04/2006	2,975,000
Metropolitan Transportation Authority VRDN RB Series 2005-1042 (AMBAC) (Morgan Stanley SPA) (F1+)(a)
2,000,000	3.55	01/05/2006	2,000,000
Municipal Assistance Corp. RB Series 1997 L (Aaa/AAA)
1,530,000	6.00	07/01/2006	1,555,430
Nassau County IDA Civic Facility & Improvement VRDN RB for Cold Spring Harbor Laboratory Series 1999 (JP Morgan Chase & Co. SPA) (A-1+)
14,325,000	3.70	01/03/2006	14,325,000
Nassau County TANS Series 2005 A (SP-1+/MIG1)
4,000,000	4.50	10/31/2006	4,040,557
New York City Civic Facility IDA VRDN RB for Ethical Culture School Project Series 2005 A (XLCA) (Dexia Credit Local SPA) (A-1+)
4,165,000	3.56	01/05/2006	4,165,000
New York City GO VRDN Merlots Series 2004 C-09 (MBIA-IBC) (Wachovia Bank N.A. SPA) (VMIG1)(a)
6,310,000	3.53	01/04/2006	6,310,000
New York City GO VRDN ROC II-R-22 Series 2000 (FGIC) (Citigroup Global Markets SPA) (A-1+)(a)
4,000,000	3.55	01/05/2006	4,000,000
New York City GO VRDN ROCS RR-II-R 251A Series 2003 (Citigroup Global Markets LOC) (Citibank N.A. SPA) (VMIG1)(a)
2,000,000	3.58	01/05/2006	2,000,000
New York City GO VRDN Series 2003 A-3 (BNP Paribas LOC) (A-1+/VMIG1)
1,400,000	3.52	01/04/2006	1,400,000
New York City Housing Development Corp. VRDN MF Hsg. RB Mortgage for 90 West Street Series 2004 A (HSBC Bank USA LOC) (A-1+)
12,500,000	3.55	01/04/2006	12,500,000
New York City Housing Development Corporation Multifamily VRDN RB for Mortgage-2 Gold Street Series 2003 A (Fleet National Bank LOC) (A-1+)
14,900,000	3.55	01/04/2006	14,900,000
New York City Municipal Water Finance Authority VRDN RB for Water and Sewer System Series 1992 C (FGIC) (A-1+/VMIG1)
3,900,000	3.72	01/03/2006	3,900,000
New York City Municipal Water Finance Authority VRDN RB for Water and Sewer System Series 2005 (Morgan Stanley SPA) (A-1)(a)
2,000,000	3.55	01/05/2006	2,000,000
New York City Municipal Water Finance Authority Water and Sewer System VRDN RB for Municipal Securities Trust Receipts SGB 27 Series 1997 (FSA) (Societe Generale SPA) (A-1+)(a)
2,500,000	3.55	01/05/2006	2,500,000
New York City Municipal Water Finance Authority Water and Sewer System VRDN RB P-Floats-PA 1327 Series 2005 (Merrill Lynch Capital Services SPA) (VMIG1)(a)
3,000,000	3.54	01/03/2006	3,000,000

The accompanying notes are an integral part of these financial statements.

Statement of Investments

ILA Tax-Exempt New York Portfolio (continued)
December 31, 2005

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

New York (continued)
New York City Municipal Water Finance Authority Water and Sewer System VRDN RB P-Floats-PT 1289 Series 2005 (MBIA) (Merrill Lynch Capital Services SPA) (VMIG1)(a)
$2,000,000	3.54%	01/03/2006	$2,000,000
New York City Municipal Water Finance Authority Water and Sewer System VRDN RB P-Floats-PT 2443 Series 2004 (AMBAC) (Merrill Lynch Capital Services SPA) (A-1)(a)
3,895,000	3.54	01/03/2006	3,895,000
New York City Transitional Finance Authority Eagle Trust VRDN Class A (Citibank N.A. SPA) (A-1+)(a)
3,890,000	3.55	01/05/2006	3,890,000
New York City Transitional Finance Authority VRDN RB for Future Tax Second Series 1998 C (Bayerische Landesbank SPA) (A-1+/VMIG1)
5,300,000	3.75	01/03/2006	5,300,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Series 2002 C2 (Landesbank Hessen-Thueringen SPA) (A-1+/VMIG1)
2,400,000	3.70	01/03/2006	2,400,000
New York City Transitional Finance Authority VRDN RB for Recovery Series 2002 1D (Landesbank Hessen-Thueringen SPA) (A-1+/VMIG1) (A-1+/VMIG1)
1,365,000	3.70	01/03/2006	1,365,000
New York City Transitional Finance Authority VRDN RB for Recovery Series 2002 3E (Landesbank Baden-Wurttemberg SPA) (A-1+/VMIG1)
1,000,000	3.70	01/03/2006	1,000,000
New York City Transitional Finance Authority VRDN RB for Recovery Subseries 2002 3H (Royal Bank of Canada SPA) (A-1+/VMIG1)
2,400,000	3.75	01/03/2006	2,400,000
New York City Transitional Finance Authority VRDN RB Merlots Series 2003 B29 (Wachovia Bank N.A. SPA) (VMIG1)(a)
1,895,000	3.53	01/04/2006	1,895,000
New York City Trust Cultural Resources VRDN RB for Pierpont Morgan Library Series 2004 (JP Morgan Chase & Co. SPA) (A-1+)
5,800,000	3.56	01/05/2006	5,800,000
New York City Trust Cultural Resources VRDN RB P-Floats-PA 1302 Series 2005 (FGIC) (Merrill Lynch Capital Services SPA) (VMIG1)(a)
5,835,000	3.54	01/05/2006	5,835,000
New York GO Bonds Subseries 2003 A-4 (Bank of Nova Scotia LOC) (A-1+/VMIG1)
3,950,000	3.34	01/04/2006	3,950,000
New York State Dormitory Authority CP for Columbia University Series 2002 C (A-1+)
2,000,000	2.82	01/13/2006	2,000,000
New York State Dormitory Authority RB for Columbia University Series 2004 A1 Aaa/AAA
1,000,000	3.20	07/01/2006	1,003,907
New York State Dormitory Authority VRDN RB for Cornell University Series 1990 B (JP Morgan Chase & Co. SPA) (A-1+/VMIG1)
8,885,000	3.70	01/03/2006	8,885,000
New York State Dormitory Authority VRDN RB ROCS RR II R 4558 for Yeshiva University Series 2004 (AMBAC) (Citigroup Global Markets SPA) (VMIG1)(a)
2,490,000	3.55	01/05/2006	2,490,000
New York State Energy Research & Development Authority VRDN RB for Con Edison Series A-2 (Wachovia Bank N.A. LOC) (A-1+/VMIG1)
4,800,000	3.56	01/04/2006	4,800,000
New York State Environmental CP Series 1997 A (Bayerische Landesbank/ Landesbank Hessen-Thueringen LOC) (A-1+)
4,000,000	2.80	01/12/2006	4,000,000
4,000,000	2.80	01/19/2006	4,000,000
New York State Environmental Facilities Corp. VRDN RB Eagle Tax-Exempt Trust Series 1996 C3204 COPS (Citibank N.A. SPA) (A- 1+)(a)
700,000	3.55	01/05/2006	700,000
New York State Environmental Facilities Corp. VRDN RB for Clean Water & Drinking Merlots Series 2004 B-20 (Wachovia Bank N.A. SPA) (A-1)(a)
5,385,000	3.53	01/04/2006	5,385,000
New York State Environmental Facilities Corp. VRDN RB for Clean Water & Drinking Series 2005-1121 (Morgan Stanley LOC) (F1+)(a)
1,995,500	3.55	01/05/2006	1,995,500
New York State Environmental Facilities Corp. VRDN RB for Solid Waste Disposal RMKT 3/17/05 (A-1+/P-1)
1,200,000	3.72	01/03/2006	1,200,000
New York State GO VRDN for Environmental Quality Series 1998 G (Westdeutsche Landesbank LOC) (A-1+/VMIG1)
1,900,000	2.95	08/03/2006	1,900,000
New York State Housing Finance Agency VRDN RB for 10 Liberty Street Series 2003 A (FHLMC LOC) (VMIG1)
16,000,000	3.36	01/04/2006	16,000,000
New York State Housing Finance Agency VRDN RB for 100 Maiden Lane Housing Authority Series 2004 A (Bank of New York LOC) (VMIG1)
11,100,000	3.56	01/04/2006	11,100,000
New York State Housing Finance Agency VRDN RB for 20 River Terrace Housing Series 2002 A RMKT (FNMA LOC) (VMIG1)
10,850,000	3.56	01/06/2006	10,850,000
New York State Housing Finance Agency VRDN RB for Historic Front Street Housing Series 2003 A (Bank of New York LOC) (VMIG1)
8,220,000	3.57	01/04/2006	8,220,000

The accompanying notes are an integral part of these financial statements.

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

New York (continued)
New York State Housing Finance Agency VRDN RB for North End Avenue Housing Authority Series 2004 A (Landesbank Hessen-Thueringen LOC) (VMIG1)
$11,800,000	3.56%	01/04/2006	$11,800,000
New York State Local Government Assistance Corp. VRDN RB Merlots Series 2003 A06 (MBIA-IBC) (Wachovia Bank N.A. SPA) (VMIG1)(a)
5,125,000	3.53	01/04/2006	5,125,000
New York State Local Government Assistance VRDN RB P-Floats-PT 410 Series 2000 (FGIC) (Lloyds TSB bank PLC) (A-1+)(b)
3,325,000	3.25	01/03/2006	3,325,000
New York State Power Authority CP Series 2 (Bank of New York, Bank of Nova Scotia, Bayerische Landesbank, JP Morgan Chase & Co., Landesbank Baden-Wurttemberg, State Street Bank and Wachovia Bank LOC) (A-1/P-1)
3,000,000	2.60	01/10/2006	3,000,000
4,000,000	2.60	01/11/2006	4,000,000
3,000,000	3.05	01/11/2006	3,000,000
2,000,000	2.82	01/13/2006	2,000,000
4,000,000	3.02	01/13/2006	4,000,000
New York State Thruway Authority RB Series 2002 A AA
1,000,000	5.00	03/15/2006	1,004,209
New York State Thruway Authority Service Contract RB for Local Highway & Bridge Repair Series 2002 AA/AA
1,500,000	2.82	04/01/2006	1,508,057
New York State Thruway Authority VRDN RB P-Floats-PA 1328 Series 2005 (AMBAC) (Merrill Lynch Capital Services SPA) (VMIG1)(a)
5,000,000	3.54	01/05/2006	5,000,000
New York State Thruway Authority VRDN RB P-Floats-PT 2663 Series 2005 (AMBAC) (Merrill Lynch Capital Services SPA) (F1+)(a)
5,230,000	3.54	01/05/2006	5,230,000
New York State Thruway Authority VRDN RB Series 2005 CL-A (AMBAC) (Citibank N.A. SPA) (A-1+)(a)
3,000,000	3.55	01/05/2006	3,000,000
New York State Urban Development Corp. VRDN RB Series 2003 SG-164 (FGIC) (Societe Generale SPA) (A-1+)(a)
1,600,000	3.54	01/03/2006	1,600,000
Northport-East Union Free School District GO TANS Series 2005 (MIG1)
2,500,000	4.00	06/30/2006	2,514,928
Oneida County IDA VRDN RB for Civic Facility-Hamilton College Series 2002 (MBIA) (Bank of New York SPA) (VMIG1)
1,370,000	3.52	01/04/2006	1,370,000
Orange County GO VRDN Series 2005-885 (JP Morgan Chase & Co. SPA) (VMIG1)(a)
2,700,000	3.55	01/05/2006	2,700,000
Port Authority of New York & New Jersey CP Series 2005 B (Landesbank Hessen-Thuringen Girozentrale SPA) (A-1+/P-1)
3,000,000	3.10	01/10/2006	3,000,000
1,615,000	3.12	01/12/2006	1,615,000
Port Authority of New York & New Jersey VRDN RB ROCS RR II R 319 Series 2004 (Citibank N.A.) (A-1+/VMIG1)(a)
2,995,000	3.55	01/05/2006	2,995,000
Rensselaer County IDA VRDN RB for Rensselaer Polytechnic Institute Civic Facilities Project Series 1997 A (A-1+/VMIG1)
3,425,000	3.52	01/05/2006	3,425,000
Suffolk County TANS Series 2005 II (SP-1+/MIG1)
3,000,000	4.50	09/07/2006	3,028,946
Three Village Central School District of Brookhaven & Smithtown GO TANS Series 2005 (MIG1)
2,000,000	3.75	06/30/2006	2,010,667
Tompkins County IDA VRDN RB for Ithaca College Project Series 2004 (XCLA) (Bank of America SPA) (VMIG1)
4,000,000	3.56	01/05/2006	4,000,000
Tompkins County IDA VRDN RB for Ithaca College Project Series 2005 B (XCLA) (HSBC Bank N.A. SPA) (VMIG1)
3,000,000	3.53	01/05/2006	3,000,000
Triborough Bridge & Tunnel Authority VRDN RB Floaters Series 2004 922 (Morgan Stanley SPA) (F1+)(a)
5,585,000	3.55	01/06/2006	5,585,000
Triborough Bridge & Tunnel Authority VRDN RB Merlots Series 2004 A-08 (Wachovia Bank N.A. SPA) (VMIG1)(a)
2,990,000	3.53	01/06/2006	2,990,000
Triborough Bridge & Tunnel Authority VRDN RB Series 2003 B (Dexia Credit Local SPA) (A-1+/VMIG1)
4,000,000	3.49	01/06/2006	4,000,000
William Floyd Union Free School District of the Mastics-Moriches-Shirley TANS Series 2005 (SP-1+)
2,000,000	4.00	06/27/2006	2,012,269

			$355,239,470

The accompanying notes are an integral part of these financial statements.

Statement of Investments

ILA Tax-Exempt New York Portfolio (continued)
December 31, 2005

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

New York (continued)
Puerto Rico—2.3%
Puerto Rico Industrial Tourist Educational VRDN RB AMT for Bristol-Myers Squibb Project Series 2000 (P-1)
$8,300,000	3.55%	01/05/2006	$8,300,000

Total Investments—99.6%			$363,539,470

The percentage shown for each category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At December 31, 2005, these securities amounted to $106,095,500 or approximately 29.0% of net assets.
(b)	Securities not registered under the Securities Act of 1933, as amended. Such securities have been determined to be illiquid by the Investment Adviser. At December 31, 2005, these securities amounted to $3,325,000, or approximately 0.9% of net assets.

Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security, the next interest reset date for floating rate securities, or the prerefunded date for those types of securities.

Security ratings disclosed are issued by Standard & Poor’s/ Moody’s Investors Service/ Fitch and are unaudited. A description of the ratings is available in the Portfolio’s Statement of Additional Information.

The accompanying notes are an integral part of these financial statements.

Investment Abbreviations:

AMBAC	—	Insured by American Municipal Bond Assurance Corp.
AMT	—	Alternative Minimum Tax
COPS	—	Certificates of Participation
CP	—	Commercial Paper
FGIC	—	Insured by Financial Guaranty Insurance Co.
FHLMC	—	Insured by Federal Home Loan Mortgage Corp.
FNMA	—	Insured by Federal National Mortgage Association
FSA	—	Insured by Financial Security Assurance Co.
GO	—	General Obligation
IDA	—	Industrial Development Authority
LOC	—	Letter of Credit
MBIA	—	Insured by Municipal Bond Investors Assurance
MBIA-IBC	—	Insured by Municipal Bond Investors Assurance—Insured Bond Certificates
MF Hsg	—	Multi-Family Housing
RB	—	Revenue Bond
RMKT	—	Remarketed
ROCS	—	Reset Option Certificates
SPA	—	Stand-by Purchase Agreement
TANS	—	Tax Anticipation Notes
VRDN	—	Variable Rate Demand Notes
XLCA	—	Insured by XL Capital Assurance, Inc.

The accompanying notes are an integral part of these financial statements.

Statement of Investments

ILA Tax-Exempt New York Portfolio (continued)
December 31, 2005

ADDITIONAL INVESTMENT INFORMATION

Joint Repurchase Agreement Account I— At December 31, 2005, the ILA Treasury Obligation Portfolio had an undivided interest in the following Joint Repurchase Agreement Account I which equaled $908,200,000 in principal amount.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

ABN AMRO, Inc.	$1,250,000,000	3.45%	01/03/2006	$1,250,479,167

Banc of America Securities LLC	500,000,000	3.42	01/03/2006	500,190,000

Deutsche Bank Securities, Inc.	500,000,000	3.35	01/03/2006	500,186,111

J.P. Morgan Securities, Inc.	750,000,000	3.45	01/03/2006	750,287,500

Morgan Stanley & Co.	1,500,600,000	3.45	01/03/2006	1,501,175,230

UBS Securities LLC	1,200,000,000	3.50	01/03/2006	1,200,466,667

TOTAL	$5,700,600,000			$5,702,784,675

At December 31, 2005, the Joint Repurchase Agreement Account I was fully collateralized by U.S. Treasury Bills, 0.00%, due 01/05/2006; U.S. Treasury Bonds, 10.62% to 13.25%, due 08/15/2013 to 08/15/2015; U.S. Treasury Bonds Callable, 0.00%, due 11/15/2014; U.S. Treasury Interest-Only Stripped Securities, 0.00%, due 11/30/2006 to 02/15/2014; U.S. Treasury Notes, 0.00% to 6.87% due 01/15/2006 to 08/15/2015 and U.S. Treasury Principal-Only Stripped Securities, 0.00% to 9.37%, due 01/15/2006 to 08/15/2015. The aggregate market value of the collateral, including accrued interest, was $5,814,878,884.

The accompanying notes are an integral part of these financial statements.

ADDITIONAL INVESTMENT INFORMATION (continued)

Joint Repurchase Agreement Account II— At December 31, 2005, the Portfolios listed below had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

ILA Prime Obligations Portfolio	$134,600,000

ILA Money Market Portfolio	534,300,000

ILA Government Portfolio	43,800,000

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$3,020,000,000	4.30%	01/03/2006	$3,021,442,889

Barclays Capital PLC	2,260,000,000	4.30	01/03/2006	2,261,079,778

Greenwich Capital Markets	300,000,000	4.33	01/03/2006	300,144,333

J.P. Morgan Securities, Inc.	400,000,000	4.30	01/03/2006	400,191,111

Morgan Stanley & Co.	3,140,000,000	4.27	01/03/2006	3,141,489,756

UBS Securities LLC	600,000,000	4.18	01/03/2006	600,278,667

UBS Securities LLC	2,565,000,000	4.30	01/03/2006	2,566,225,500

TOTAL	$12,285,000,000			$12,290,852,034

At December 31, 2005, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 3.50% to 4.40%, due 02/24/2006 to 01/18/2007; Federal Home Loan Mortgage Association, 0.00% to 13.00%, due 01/01/2006 to 01/01/2036; Federal National Mortgage Association, 0.00% to 15.50%, due 02/01/2006 to 01/01/2036; Government National Mortgage Association, 4.50% to 6.50%, due 11/15/2013 to 12/15/2035 and Tennessee Valley Authority, 4.75% to 7.14%, due 11/13/2008 to 08/01/2013. The aggregate market value of the collateral, including accrued interest, was $12,560,093,631.

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust—Institutional Liquid Assets Portfolios

Statements of Assets and Liabilities
December 31, 2005

	Prime	Money
	Obligations	Market	Government
	Portfolio	Portfolio	Portfolio

Assets:
Investment in unaffiliated securities, based on amortized cost	$365,960,370	$1,345,307,124	$39,959,976
Repurchase agreements— unaffiliated issuers, based on amortized cost	144,600,000	574,300,000	54,800,000
Cash	10,769	199,848	54,358
Receivables:
Investment securities sold	—	—	—
Interest	1,162,548	4,103,769	223,079
Fund shares sold	525,600	8,003	—
Other	675	177	1,019

Total assets	512,259,962	1,923,918,921	95,038,432

Liabilities:
Payables:
Investment securities purchased	—	—	—
Dividend distribution	146,774	24,309	8,629
Fund shares repurchased	—	164,048	—
Amounts owed to affiliates	264,703	806,086	35,482
Accrued expenses and other liabilities	109,651	175,856	69,371

Total liabilities	521,128	1,170,299	113,482

Net Assets:
Paid-in capital	511,738,834	1,922,748,622	94,924,950
Undistributed net investment income	7,608	—	2,379
Accumulated net realized loss on investment transactions	(7,608)	—	(2,379)

Net assets	$511,738,834	$1,922,748,622	$94,924,950

Net asset value, offering and redemption price per unit/share	$1.00	$1.00	$1.00

Net Assets:
ILA Units	$135,351,302	$578,207,737	$27,110,576
ILA Administration Units	110,480,086	947,854,546	11,077,958
ILA Service Units	228,237,529	262,445,142	50,355,393
ILA Class B Units	12,303,682	—	—
ILA Class C Units	19,780,714	—	—
ILA Cash Management Shares	5,585,521	134,241,197	6,381,023

Units/Shares outstanding:
ILA Units	135,351,302	578,207,737	27,068,172
ILA Administration Units	110,480,086	947,854,546	11,077,527
ILA Service Units	228,237,529	262,445,142	50,342,596
ILA Class B Units	12,303,682	—	—
ILA Class C Units	19,780,714	—	—
ILA Cash Management Shares	5,585,521	134,241,197	6,381,022

Total units/shares of beneficial interest outstanding, $0.001 par value (unlimited number of units/shares authorized)	511,738,834	1,922,748,622	94,869,317

The accompanying notes are an integral part of these financial statements.

Treasury	Treasury		Tax-Exempt	Tax-Exempt	Tax-Exempt
Obligations	Instruments	Federal	Diversified	California	New York
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$79,062,798	$417,287,356	$2,823,732,313	$2,161,598,416	$604,766,884	$363,539,470

943,200,000	—	—	—	—	—
30,769	93,972	88,366	326,002	26,448	108,581

—	66,088,065	—	—	—	—

288,719	—	3,674,596	11,964,819	3,485,777	1,707,277
—	—	—	1,190,063	—	—
226	1,423	537	40	113	—

1,022,582,512	483,470,816	2,827,495,812	2,175,079,340	608,279,222	365,355,328

—	65,994,350	231,871,998	23,052,198	11,226,445	—
2,476,865	855,222	164,537	133,831	6,246	6,318
—	—	—	22,022	—	—
328,459	149,306	1,070,821	934,533	248,750	164,593
390,633	191,363	183,167	149,415	59,532	68,702

3,195,957	67,190,241	233,290,523	24,291,999	11,540,973	239,613

1,019,386,555	416,271,197	2,594,208,020	2,150,799,206	596,775,782	365,116,893
163,346	11,158	68,062	—	—	—
(163,346)	(1,780)	(70,793)	(11,865)	(37,533)	(1,178)

$1,019,386,555	$416,280,575	$2,594,205,289	$2,150,787,341	$596,738,249	$365,115,715

$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

$89,578,203	$26,117,816	$784,191,221	$634,174,103	$268,806,536	$100,267,837
11,373,076	37,743,336	1,481,451,347	1,344,727,216	300,545,000	206,484,557
756,424,154	325,678,174	204,180,917	24,327,721	1,703	72,113
—	—	—	—	—	—
—	—	—	—	—	—
162,011,122	26,741,249	124,381,804	147,558,301	27,385,010	58,291,208

89,578,203	26,117,228	784,192,047	634,080,417	268,778,320	100,265,878
11,373,076	37,742,485	1,481,452,907	1,344,675,821	300,536,977	206,481,574
756,424,154	325,670,837	204,181,132	24,320,245	1,703	72,093
—	—	—	—	—	—
—	—	—	—	—	—
162,011,122	26,740,647	124,381,934	147,512,625	27,377,795	58,289,240

1,019,386,555	416,271,197	2,594,208,020	2,150,589,108	596,694,795	365,108,785

Goldman Sachs Trust—Institutional Liquid Assets Portfolios

Statements of Operations
For the Year Ended December 31, 2005

	Prime	Money
	Obligations	Market	Government
	Portfolio	Portfolio	Portfolio

Investment income:
Interest income—unaffiliated	$16,846,555	$59,694,029	$3,455,891
Interest income—affiliated	—	—	3,875

Total income	16,846,555	59,694,029	3,459,766

Expenses:
Portfolio-Level Expenses:
Management fees	1,794,400	6,367,484	375,320
Transfer agent fees	205,074	727,713	42,894
Custody and accounting fees	102,061	224,231	53,244
Registration fees	84,969	68,115	42,614
Professional fees	67,675	69,462	63,750
Printing fees	38,069	28,983	27,592
Trustee fees	12,595	12,595	12,595
Other	51,121	29,721	23,130

Subtotal	2,355,964	7,528,304	641,139
Class Specific Expenses:
Service Unit fees	940,460	1,030,560	214,588
Administration Unit fees	124,513	1,318,698	20,043
Distribution and Service fees—Class B and Class C units	359,576	—	—
Distribution and Service fees—Cash Management Shares	18,569	706,732	36,308
Cash Management Share fees	18,569	706,732	36,308

Total expenses	3,817,651	11,291,026	948,386
Less—expense reductions	(151,782)	(609,036)	(208,146)

Net expenses	3,665,869	10,681,990	740,240

Net investment income	13,180,686	49,012,039	2,719,526

Net realized gain (loss) on investment transactions	(7,608)	—	(2,379)

Net increase in net assets resulting from operations	$13,173,078	$49,012,039	$2,717,147

The accompanying notes are an integral part of these financial statements.

Treasury	Treasury		Tax-Exempt	Tax-Exempt	Tax-Exempt
Obligations	Instruments	Federal	Diversified	California	New York
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$28,375,613	$16,445,636	$81,552,334	$52,730,134	$12,708,382	$9,014,714
165,313	—	—	—	—	—

28,540,926	16,445,636	81,552,334	52,730,134	12,708,382	9,014,714

3,115,625	1,930,780	8,982,369	7,708,417	1,857,622	1,320,932
356,071	220,661	1,026,557	880,962	212,302	150,963
143,579	105,965	294,454	260,810	103,880	83,750
49,278	45,835	79,265	114,673	23,536	18,528
73,537	66,481	70,286	69,396	65,450	68,949
23,980	23,901	32,730	45,330	23,774	23,087
12,595	12,595	12,595	12,595	12,595	12,595
24,770	47,456	62,067	32,248	22,516	26,236

3,799,435	2,453,674	10,560,323	9,124,431	2,321,675	1,705,040

2,818,801	1,848,517	861,959	81,230	7	6,122
19,621	48,704	2,070,591	2,065,131	465,789	296,178
—	—	—	—	—	—
136,809	112,603	695,560	780,803	95,305	370,304
136,809	112,603	695,560	780,803	95,305	370,304

6,911,475	4,576,101	14,883,993	12,832,398	2,978,081	2,747,948
(118,999)	(163,863)	(622,571)	(672,618)	(101,001)	(386,046)

6,792,476	4,412,238	14,261,422	12,159,780	2,877,080	2,361,902

21,748,450	12,033,398	67,290,912	40,570,354	9,831,302	6,652,812

(75,167)	27,751	(69,620)	23,124	(1,992)	(543)

$21,673,283	$12,061,149	$67,221,292	$40,593,478	$9,829,310	$6,652,269

Goldman Sachs Trust—Institutional Liquid Assets Portfolios

Statements of Changes in Net Assets

	Prime Obligations Portfolio

	For the	For the
	Year Ended	Year Ended
	December 31, 2005	December 31, 2004

From operations:
Net investment income	$13,180,686	$3,532,949
Net realized gain (loss) on investment transactions	(7,608)	7,235

Net increase in net assets resulting from operations	13,173,078	3,540,184

Distributions to unit/shareholders:
From net investment income
ILA Units	(4,388,605)	(1,687,714)
ILA Administration Units	(2,328,562)	(599,037)
ILA Service Units	(5,817,072)	(985,089)
ILA Class B Units	(290,240)	(74,703)
ILA Class C Units	(379,085)	(54,615)
ILA Cash Management Shares	(85,741)	(22,799)

Total distributions to unit/shareholders	(13,289,305)	(3,423,957)

From units/share transactions (at $1.00 per unit/share):
Proceeds from sales of units/shares	1,450,454,330	1,184,362,904
Reinvestment of dividends and distributions	11,857,225	2,969,822
Cost of units/shares repurchased	(1,422,095,220)	(1,174,689,576)

Net increase (decrease) in net assets resulting from unit/share transactions	40,216,335	12,643,150

Net increase (decrease)	40,100,108	12,759,377
Net assets:
Beginning of year	471,638,726	458,879,349

End of year	$511,738,834	$471,638,726

Undistributed net investment income	$7,608	$116,227

The accompanying notes are an integral part of these financial statements.

Money Market Portfolio		Government Portfolio

For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
December 31, 2005	December 31, 2004	December 31, 2005	December 31, 2004

$49,012,039	$14,121,771	$2,719,526	$1,028,681
—	19,513	(2,379)	—

49,012,039	14,141,284	2,717,147	1,028,681

(15,434,485)	(5,167,932)	(888,550)	(568,546)
(23,984,323)	(6,625,070)	(361,746)	(111,196)
(6,391,229)	(1,690,342)	(1,295,650)	(321,814)
—	—	—	—
—	—	—	—
(3,202,002)	(657,940)	(171,201)	(27,125)

(49,012,039)	(14,141,284)	(2,717,147)	(1,028,681)

10,379,098,590	10,771,860,575	871,128,421	306,414,468
46,748,780	13,403,334	2,590,134	984,227
(10,237,488,714)	(10,769,820,561)	(907,490,198)	(338,381,979)

188,358,656	15,443,348	(33,771,643)	(30,983,284)

188,358,656	15,443,348	(33,771,643)	(30,983,284)

1,734,389,966	1,718,946,618	128,696,593	159,679,877

$1,922,748,622	$1,734,389,966	$94,924,950	$128,696,593

$—	$—	$2,379	$—

Goldman Sachs Trust—Institutional Liquid Assets Portfolio

Statements of Changes in Net Assets

	Treasury Obligations Portfolio

	For the	For the
	Year Ended	Year Ended
	December 31, 2005	December 31, 2004

From operations:
Net investment income	$21,748,450	$4,468,577
Net realized gain (loss) on investment transactions	(75,167)	(59,972)

Net increase in net assets resulting from operations	21,673,283	4,408,605

Distributions to unit/shareholders:
From net investment income
ILA Units	(3,679,448)	(1,433,769)
ILA Administration Units	(334,269)	(114,016)
ILA Service Units	(16,891,026)	(2,872,359)
ILA Cash Management Shares	(717,264)	(39,737)

Total distributions to unit/shareholders	(21,622,007)	(4,459,881)

From units/share transactions (at $1.00 per unit/share):
Proceeds from sales of units/shares	2,306,418,824	1,590,906,592
Reinvestment of dividends and distributions	3,565,834	1,324,281
Cost of units/shares repurchased	(2,021,951,311)	(1,767,900,554)

Net increase (decrease) in net assets resulting from unit/share transactions	288,033,347	(175,669,681)

Net increase (decrease)	288,084,623	(175,720,957)
Net assets:
Beginning of year	731,301,932	907,022,889

End of year	$1,019,386,555	$731,301,932

Undistributed net investment income	$163,346	$8,696

The accompanying notes are an integral part of these financial statements.

Treasury Instruments Portfolio		Federal Portfolio

For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
December 31, 2005	December 31, 2004	December 31, 2005	December 31, 2004

$12,033,398	$2,556,479	$67,290,912	$22,531,498
27,751	104,586	(69,620)	38,848

12,061,149	2,661,065	67,221,292	22,570,346

(862,562)	(345,518)	(22,761,480)	(10,114,532)
(789,052)	(217,525)	(36,354,160)	(10,289,303)
(9,951,717)	(2,039,324)	(5,147,091)	(1,370,442)
(449,273)	(57,865)	(2,961,292)	(796,069)

(12,052,604)	(2,660,232)	(67,224,023)	(22,570,346)

1,150,459,357	1,379,176,152	14,328,505,546	16,955,585,386
1,968,766	591,045	62,003,118	20,710,221
(1,191,166,226)	(1,399,388,920)	(14,528,405,786)	(17,271,422,195)

(38,738,103)	(19,621,723)	(137,897,122)	(295,126,588)

(38,729,558)	(19,620,890)	(137,899,853)	(295,126,588)

455,010,133	474,631,023	2,732,105,142	3,027,231,730

$416,280,575	$455,010,133	$2,594,205,289	$2,732,105,142

$11,158	$—	$68,062	$—

Goldman Sachs Trust—Institutional Liquid Assets Portfolio

Statements of Changes in Net Assets

	Tax-Exempt Diversified Portfolio

	For the	For the
	Year Ended	Year Ended
	December 31, 2005	December 31, 2004

From operations:
Net investment income	$40,570,354	$14,631,417
Net realized gain (loss) on investment transactions	23,124	(23,049)

Net increase in net assets resulting from operations	40,593,478	14,608,368

Distributions to unit/shareholders:
From net investment income
ILA Units	(12,834,539)	(6,132,774)
ILA Administration Units	(25,211,011)	(7,864,286)
ILA Service Units	(322,140)	(55,607)
ILA Cash Management Shares	(2,202,664)	(578,750)

Total distributions to unit/shareholders	(40,570,354)	(14,631,417)

From units/share transactions (at $1.00 per unit/share):
Proceeds from sales of units/shares	16,452,422,844	14,494,443,892
Reinvestment of dividends and distributions	36,729,205	13,460,400
Cost of units/shares repurchased	(16,537,157,539)	(14,200,547,800)

Net increase (decrease) in net assets resulting from unit/share transactions	(48,005,490)	307,356,492

Total increase (decrease)	(47,982,366)	307,333,443
Net assets:
Beginning of year	2,198,769,707	1,891,436,264

End of year	$2,150,787,341	$2,198,769,707

The accompanying notes are an integral part of these financial statements.

Tax-Exempt California Portfolio		Tax-Exempt New York Portfolio

For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
December 31, 2005	December 31, 2004	December 31, 2005	December 31, 2004

$9,831,302	$3,087,106	$6,652,812	$1,953,848
(1,992)	(1,170)	(543)	(635)

9,829,310	3,085,936	6,652,269	1,953,213

(4,011,234)	(1,593,169)	(2,023,807)	(777,583)
(5,544,135)	(1,426,687)	(3,605,578)	(970,880)
(26)	(6)	(20,518)	(442)
(275,907)	(67,244)	(1,002,909)	(204,943)

(9,831,302)	(3,087,106)	(6,652,812)	(1,953,848)

4,689,425,400	2,701,214,326	2,021,616,633	1,712,228,079
9,283,165	2,940,213	6,231,885	1,838,854
(4,598,749,096)	(2,748,068,153)	(1,996,459,312)	(1,660,392,807)

99,959,469	(43,913,614)	31,389,206	53,674,126

99,957,477	(43,914,784)	31,388,663	53,673,491

496,780,772	540,695,556	333,727,052	280,053,561

$596,738,249	$496,780,772	$365,115,715	$333,727,052

Goldman Sachs Trust—Institutional Liquid Assets Portfolios

Notes to Financial Statements
December 31, 2005

1. Organization
Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940 (as amended) (the “Act”) as an open-end, management investment company. The Trust includes the Goldman Sachs— Institutional Liquid Assets Portfolios (collectively “ILA” or “Portfolios,” or individually, a “Portfolio”). ILA consists of nine portfolios: Prime Obligations, Money Market, Government, Treasury Obligations, Treasury Instruments, Federal, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios. All the Portfolios are diversified except for the Tax-Exempt California and Tax-Exempt New York Portfolios. All ILA Portfolios offer ILA Units, ILA Administration Units, ILA Service Units and ILA Cash Management Shares. In addition, Prime Obligations offers ILA Class B and C Units. The investment objective of the Portfolios is to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments. The Tax-Exempt Portfolios seek to provide unit/shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in municipal instruments.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the ILA. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation—

ILA uses the amortized-cost method, as permitted by Rule 2a-7 under the Act, for valuing portfolio securities, which approximates market value. Under this method, all investments purchased at a discount or at a premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B. Security Transactions and Interest Income—

Security transactions are recorded on trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Net investment income (other than class specific expenses) and realized gains or losses are allocated daily to each class of units/ shares of the Portfolios based upon the relative proportion of net assets of each class.

C. Federal Taxes—

It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax-exempt income to its unit/ shareholders. Accordingly, no federal tax provisions are required. Income distributions to unit/ shareholders are declared and recorded daily and paid monthly by the Portfolios.
   The characterization of distributions to unit/ shareholders for financial reporting purposes is determined in accordance with U.S. Federal income tax rules. The tax character of distributions paid during the fiscal year ended December 31, 2005 was ordinary income for Prime Obligations, Money Market, Government, Treasury Obligations, Treasury Instruments and Federal Portfolios and tax-exempt income for the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios.
   As of December 31, 2005, the components of accumulated earnings (losses) on a tax basis consisted primarily of capital loss carryforwards and certain timing differences, if any. Such timing differences include post-October losses of approximately $6,000 and $6,700 for the Federal and Tax-Exempt Diversified Portfolios, respectively.
   At December 31, 2005, the following Portfolios had a capital loss carryforward for U.S. Federal tax purposes of approximately:

	Capital loss carryforward expiring:

Portfolio	2007	2008	2011	2012	2013	Total

Prime Obligations	$—	$—	$—	$—	$7,600	$7,600
Government	—	—	—	—	2,400	2,400
Treasury Obligations	—	—–	—	—	163,300	163,300
Treasury Instrument	—	—	—	—	1,800	1,800
Federal	—	—	—	—	64,800	64,800
Tax-Exempt Diversified	—	—	—	5,100	—	5,100
Tax-Exempt California	5,000	4,400	14,300	11,800	2,000	37,500
Tax-Exempt New York	—	—	—	600	600	1,200

   The above amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations. Expiration occurs on December 31 of the year indicated. During the year ended December 31, 2005, the Tax-Exempt Diversified Portfolio utilized approximately $29,900 of its capital loss carryforward.

   The amortized cost for each Portfolio stated in the accompanying Statements of Assets and Liabilities also represents aggregate cost for federal income tax purposes.
   In order to present the capital accounts on a tax basis, the Treasury Obligations, Treasury Instruments and the Federal Portfolios reclassified $28,207, $30,364, and $1,173, respectively, from accumulated net realized gain (loss) on investment transactions to undistributed net investment income. This reclassification has no impact on the net asset value of the Portfolios and relates solely to distributions of short-term capital gains paid by the funds.

D. Expenses—

Expenses incurred by the Trust that do not specifically relate to an individual Portfolio of the Trust are allocated to the Portfolios on either a straight-line or pro rata basis depending upon the nature of the expense.
   Unit/ Shareholders of Administration, Service, Class B, Class C and Cash Management Share classes bear all expenses and fees paid to service organizations under Distribution and Service, Administration and Service Plans as described in footnote 3.

E. Forward Commitment Transactions—

The Portfolios may enter into forward commitments. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement. As a result of entering into these transactions, the Portfolios are required to segregate liquid assets equal to or greater than the market value of the corresponding transactions. Losses may arise due to changes in the market value of the security or from the inability of counterparties to meet their obligations with respect to the terms of the transaction.

F. Repurchase Agreements—

Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolios, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by each Portfolio may be delayed or limited and there may be a decline in the value of the collateral during the period while the Portfolios seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under triparty repurchase agreements.
   Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Portfolios, to-

Goldman Sachs Trust—Institutional Liquid Assets Portfolios

Notes to Financial Statements (continued)
December 31, 2005

gether with other registered investment companies having management or investment advisory agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

3. Agreements

GSAM, an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as an investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Portfolios. Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trust’s Board of Trustees.
   As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, at an annual rate equal to 0.35% of each Portfolio’s average daily net assets.
   GSAM has voluntarily agreed to reduce or limit the total operating expenses of each Portfolio (excluding Distribution and Service fees, Administration, Cash Management and Service plan fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) such that total operating expenses will not exceed 0.434% of the average daily net assets of each Portfolio. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursement, if any.
   For the year ended December 31, 2005, GSAM has voluntarily agreed to waive certain fees and reimburse other expenses. In addition, the Portfolios have entered into certain offset arrangements with the custodian resulting in a reduction in the Portfolios’ expenses. These expense reductions were as follows (in thousands):

	Other		B&C Units	CMS
	Expense	Custody	Distribution	Share
	Reimburse-	Fee	and Service	Distribution
Portfolio	ments	Reductions	Fee Waiver	Fee Waiver	Total

Prime Obligations	$131	$1	$4	$16	$152

Money Market	—	1	N/A	608	609

Government	176	1	N/A	31	208

Treasury Obligations	—	1	N/A	118	119

Treasury Instruments	59	8	N/A	97	164

Federal	—	25	N/A	598	623

Tax-Exempt Diversified	—	1	N/A	672	673

Tax-Exempt California	18	1	N/A	82	101

Tax-Exempt New York	67	— †	N/A	319	386

† Only amounts greater than $500 are disclosed.

   The Trust, on behalf of each Portfolio that offers Class B Units and Class C Units, has adopted a Distribution and Service Plan. Under the respective Distribution and Service Plan, Goldman Sachs is entitled to a monthly fee from each Portfolio for distribution services and personal and account maintenance fees equal to, on an annual basis, 0.75% and 0.25%, respectively, of the average daily net assets attributable to Class B and Class C Units which may be reallowed to Authorized Dealers. GSAM voluntarily waived a portion of the Distribution and Service Fees equal to 0.13% of the average daily net assets attributable to Class B and Class C units in the Prime Obligations Portfolio, for the one month ended January 31, 2005. Effective February 1, 2005, GSAM removed the voluntary fee waivers on its Distribution and Service Fees attributable to Class B and Class C Units in the Prime Obligations Portfolio.

   The Trust, on behalf of each Portfolio that offers Cash Management Shares, has adopted a Distribution Plan. Under the Distribution Plan, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee from each Portfolio for distribution services equal to, on an annual basis 0.50% of the average daily net assets attributable to Cash Management Shares.

GSAM has voluntarily agreed to waive a portion of the Distribution fees equal to 0.43%, on an annual basis, of the average daily net assets attributable to Cash Management Shares.
   Goldman Sachs acts as ILA’s distributor under a Distribution Agreement for which it receives no additional compensation other than amounts related to the Distribution and Service Plan, except for a portion of the ILA Prime Obligations Class B and Class C Units contingent deferred sales charges. During the year ended December 31, 2005, Goldman Sachs has advised the Portfolio that it retained approximately $100 in CDSC charges from Class C units, and did not retain any amounts from Class B units.
   The Trust, on behalf of each Portfolio, has adopted Administration and Service Plans (“the Plans”). The Plans allow for Administration Units, Service Units and Cash Management Shares, to compensate service organizations including affiliates of Goldman Sachs for providing varying levels of account administration and unitholder/ shareholder liaison services to their customers who are beneficial owners of such units. The Plans provide for compensation to the service organizations in an amount equal to 0.15%, 0.40% and 0.50% (on an annualized basis), respectively, of the average daily net asset value of the respective units/ shares.
   At December 31, 2005, the amounts owed to affiliates were as follows (in thousands):

		Distribution	Transfer
	Management	and Service	Agent	Affiliated
Portfolio	Fees	Fees	Fees	Dealers	Total

Prime Obligations	$166	$28	$18	$53	$265

Money Market	559	8	64	175	806

Government	30	1	3	1	35

Treasury Obligations	287	7	33	1	328

Treasury Instruments	129	1	14	5	149

Federal	747	7	85	232	1,071

Tax-Exempt Diversified	633	8	73	221	935

Tax-Exempt California	180	1	20	48	249

Tax-Exempt New York	110	4	12	39	165

   Goldman Sachs also serves as the Transfer Agent for the Portfolios and is entitled to a fee calculated daily and payable monthly at an annual rate of 0.04% of the average daily net assets of each class.

4. Line of Credit Facility

The Portfolios participate in a $350,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management or investment advisory agreements with GSAM. Under the most restrictive arrangements, each Portfolio must own securities having a market value in excess of 300% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. During the year ended December 31, 2005, the Portfolios did not have any borrowings under this facility.

5. Portfolio Concentrations

As a result of the Tax-Exempt Portfolios’ ability to invest a large percentage of their assets in obligations of issuers within certain states, they are subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting such states.

6. Other Matters

Exemptive Orders— Pursuant to SEC exemptive orders, The Goldman Sachs money market portfolios may enter into certain principal transactions, including repurchase agreements, with Goldman Sachs.

Legal Proceedings— Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against the Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds and the Trustees and

Goldman Sachs Trust—Institutional Liquid Assets Portfolios

Notes to Financial Statements (continued)
December 31, 2005

Officers of the Goldman Sachs Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. The ILA Prime Obligations Portfolio and ILA Tax-Exempt Diversified Portfolio, along with certain other investment portfolios of the Trust, were named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005. The second amended complaint alleges violations of the Act and the Investment Advisers Act of 1940. The complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The complaint also alleges that GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s officers and trustees breached their fiduciary duties in connection with the foregoing. On January 13, 2006, all claims against the defendants were dismissed by the U.S. District Court. It is possible that plaintiffs may appeal this decision.
   Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class action and derivative action lawsuits will have a material adverse financial impact on the Funds is remote, and the pending actions are not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.

7. Summary of Unit/ Share Transactions (at $1.00 per unit/share)
Unit/share activity is as follows:

	Prime Obligations Portfolio

	For the	For the
	Year Ended	Year Ended
	December 31, 2005	December 31, 2004

ILA Units:
Units sold	515,946,048	514,120,948
Reinvestment of dividends and distributions	3,299,034	1,304,342
Units repurchased	(544,634,794)	(523,331,027)

	(25,389,712)	(7,905,737)

ILA Administration Units:
Units sold	375,992,872	274,577,711
Reinvestment of dividends and distributions	2,257,815	580,909
Units repurchased	(332,802,171)	(276,362,224)

	45,448,516	(1,203,604)

ILA Service Units:
Units sold	448,500,456	313,613,349
Units converted from ILA Class B(a)	752,274	110,981
Reinvestment of dividends and distributions	5,577,810	942,014
Units repurchased	(431,883,040)	(281,419,311)

	22,947,500	33,247,033

ILA Class B Units:
Units sold	8,680,396	13,466,341
Units converted to ILA Service(a)	(752,274)	(110,981)
Reinvestment of dividends and distributions	266,143	67,412
Units repurchased	(13,966,342)	(21,705,766)

	(5,772,077)	(8,282,994)

ILA Class C Units:
Units sold	28,437,156	19,875,646
Reinvestment of dividends and distributions	374,299	53,102
Units repurchased	(24,094,942)	(21,209,831)

	4,716,513	(1,281,083)

ILA Cash Management Shares:
Shares sold	72,897,402	48,708,909
Reinvestment of dividends and distributions	82,124	22,043
Shares repurchased	(74,713,931)	(50,661,417)

	(1,734,405)	(1,930,465)

Net increase in units/shares	40,216,335	12,643,150

(a)	Class B Units will automatically convert into Service Units at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

Goldman Sachs Trust—Institutional Liquid Assets Portfolios

Notes to Financial Statements (continued)
December 31, 2005

7. Summary of Unit/ Share Transactions (at $1.00 per unit/share) (continued)
Unit/share activity is as follows:

	Money Market Portfolio

	For the	For the
	Year Ended	Year Ended
	December 31, 2005	December 31, 2004

ILA Units:
Units sold	1,562,392,976	1,702,920,271
Reinvestment of dividends and distributions	14,933,865	4,971,198
Units repurchased	(1,545,644,265)	(1,663,771,061)

	31,682,576	44,120,408

ILA Administration Units:
Units sold	5,483,422,080	4,991,040,266
Reinvestment of dividends and distributions	22,392,150	6,152,499
Units repurchased	(5,390,216,071)	(4,763,149,575)

	115,598,159	234,043,190

ILA Service Units:
Units sold	2,665,439,568	3,191,066,801
Reinvestment of dividends and distributions	6,303,818	1,673,674
Units repurchased	(2,652,922,961)	(3,243,141,032)

	18,820,425	(50,400,557)

ILA Cash Management Shares:
Shares sold	667,843,966	886,833,237
Reinvestment of dividends and distributions	3,118,947	605,963
Shares repurchased	(648,705,417)	(1,099,758,893)

	22,257,496	(212,319,693)

Net increase (decrease) in units/shares	188,358,656	15,443,348

Government Portfolio		Treasury Obligations Portfolio		Treasury Instruments Portfolio

For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31, 2005	December 31, 2004	December 31, 2005	December 31, 2004	December 31, 2005	December 31, 2004

93,550,774	127,470,174	651,431,843	676,949,955	138,694,280	142,450,104
835,790	542,850	3,234,702	1,215,940	782,128	320,227
(118,561,481)	(162,436,383)	(721,115,802)	(659,817,458)	(147,195,164)	(160,198,291)

(24,174,917)	(34,423,359)	(66,449,257)	18,348,437	(7,718,756)	(17,427,960)

77,594,136	63,264,753	81,686,293	98,289,242	219,909,042	233,937,626
359,165	110,648	304,626	101,864	750,578	210,568
(79,483,918)	(63,630,863)	(83,517,409)	(103,214,673)	(216,020,316)	(232,320,336)

(1,530,617)	(255,462)	(1,526,490)	(4,823,567)	4,639,304	1,827,858

35,630,441	61,499,299	1,389,797,925	789,309,385	732,026,795	958,349,325
1,262,970	311,646	20,774	4,960	—	2,908
(43,491,099)	(57,029,210)	(1,187,785,910)	(944,791,872)	(778,651,400)	(948,493,029)

(6,597,688)	4,781,735	202,032,789	(155,477,527)	(46,624,605)	9,859,204

664,353,070	54,180,242	183,502,763	26,358,010	59,829,240	44,439,097
132,209	19,083	5,732	1,517	436,060	57,342
(665,953,700)	(55,285,523)	(29,532,190)	(60,076,551)	(49,299,346)	(58,377,264)

(1,468,421)	(1,086,198)	153,976,305	(33,717,024)	10,965,954	(13,880,825)

(33,771,643)	(30,983,284)	288,033,347	(175,669,681)	(38,738,103)	(19,621,723)

Goldman Sachs Trust—Institutional Liquid Assets Portfolios

Notes to Financial Statements (continued)
December 31, 2005

7. Summary of Unit/ Share Transactions (at $1.00 per unit/share) (continued)
Unit/share activity is as follows:

	Federal Portfolio

	For the	For the
	Year Ended	Year Ended
	December 31, 2005	December 31, 2004

ILA Units:
Units sold	2,988,822,489	4,142,423,150
Reinvestment of dividends and distributions	20,745,714	9,069,857
Units repurchased	(3,162,929,512)	(4,361,073,856)

	(153,361,309)	(209,580,849)

ILA Administration Units:
Units sold	8,484,578,822	8,796,108,628
Reinvestment of dividends and distributions	34,448,978	9,819,486
Units repurchased	(8,450,241,940)	(8,422,373,189)

	68,785,860	383,554,925

ILA Service Units:
Units sold	2,232,849,254	2,426,010,394
Reinvestment of dividends and distributions	3,961,248	1,099,473
Units repurchased	(2,262,855,919)	(2,482,172,525)

	(26,045,417)	(55,062,658)

ILA Cash Management Shares:
Shares sold	622,254,981	1,591,043,214
Reinvestment of dividends and distributions	2,847,178	721,405
Shares repurchased	(652,378,415)	(2,005,802,625)

	(27,276,256)	(414,038,006)

Net increase (decrease) in units/shares	(137,897,122)	(295,126,588)

Tax-Exempt Diversified Portfolio		Tax-Exempt California Portfolio		Tax-Exempt New York Portfolio

For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31, 2005	December 31, 2004	December 31, 2005	December 31, 2004	December 31, 2005	December 31, 2004

2,780,747,617	3,357,315,327	1,076,297,859	806,693,227	485,046,422	456,998,964
11,725,456	5,595,098	3,820,976	1,497,252	1,790,778	712,937
(2,855,679,702)	(3,387,535,831)	(1,019,450,189)	(844,160,717)	(486,312,098)	(447,486,745)

(63,206,629)	(24,625,406)	60,668,646	(35,970,238)	525,102	10,225,156

12,191,704,779	9,545,773,328	3,289,933,491	1,716,162,188	1,223,878,130	940,709,598
22,882,041	7,303,061	5,195,419	1,383,276	3,468,168	932,964
(12,208,532,488)	(9,006,625,768)	(3,268,502,028)	(1,676,996,473)	(1,194,996,971)	(891,619,892)

6,054,332	546,450,621	26,626,882	40,548,991	32,349,327	50,022,670

69,383,888	35,306,307	—	—	3,000,000	50,000
121,304	42,207	26	6	20,405	442
(68,829,502)	(25,981,701)	—	—	(3,104,383)	(18,000)

675,690	9,366,813	26	6	(83,978)	32,442

1,410,586,560	1,556,048,930	323,194,050	178,358,911	309,692,081	314,469,517
2,000,404	520,034	266,744	59,679	952,534	192,511
(1,404,115,847)	(1,780,404,500)	(310,796,879)	(226,910,963)	(312,045,860)	(321,268,170)

8,471,117	(223,835,536)	12,663,915	(48,492,373)	(1,401,245)	(6,606,142)

(48,005,490)	307,356,492	99,959,469	(43,913,614)	31,389,206	53,674,126

Goldman Sachs Trust—Institutional Liquid Assets Portfolios

Financial Highlights
Selected Data for a Unit/ Share Outstanding Throughout Each Year
Prime Obligations Portfolio

									Ratios assuming no
									expense reductions

										Ratio of net
								Ratio of net		investment
	Net asset			Net asset		Net assets	Ratio of net	investment	Ratio of total	income
	value,	Net	Distributions	value,		end	expenses to	income to	expenses to	(loss)
	beginning	investment	to unit/	end	Total	of year	average net	average net	average net	to average
Year—Share Class	of year	income(a)	shareholders	of year	return(b)	(in 000’s)	assets	assets	assets	net assets

For the Years Ended December 31,

2005-ILA Units	$1.00	$0.029	$(0.029)	$1.00	2.91%	$135,351	0.43%	2.81%	0.46%	2.78%
2005-ILA Administration Units	1.00	0.027	(0.027)	1.00	2.75	110,480	0.58	2.79	0.61	2.76
2005-ILA Service Units	1.00	0.025	(0.025)	1.00	2.50	228,238	0.83	2.45	0.86	2.42
2005-ILA B Units	1.00	0.019	(0.019)	1.00	1.90	12,304	1.43	1.80	1.46	1.77
2005-ILA C Units	1.00	0.019	(0.019)	1.00	1.90	19,781	1.43	1.87	1.46	1.84
2005-ILA Cash Management Shares	1.00	0.023	(0.023)	1.00	2.32	5,585	1.00	2.29	1.46	1.83

2004-ILA Units	1.00	0.010	(0.010)	1.00	1.00	160,780	0.43	1.00	0.47	0.96
2004-ILA Administration Units	1.00	0.008	(0.008)	1.00	0.85	65,049	0.58	0.86	0.62	0.82
2004-ILA Service Units	1.00	0.006	(0.006)	1.00	0.60	205,341	0.83	0.63	0.87	0.59
2004-ILA B Units	1.00	0.003	(0.003)	1.00	0.35	18,080	1.07	0.35	1.47	(0.05)
2004-ILA C Units	1.00	0.003	(0.003)	1.00	0.35	15,068	1.07	0.36	1.47	(0.04)
2004-ILA Cash Management Shares	1.00	0.004	(0.004)	1.00	0.45	7,321	0.97	0.40	1.47	(0.10)

2003-ILA Units	1.00	0.008	(0.008)	1.00	0.79	168,536	0.44	0.81	0.44	0.81
2003-ILA Administration Units	1.00	0.006	(0.006)	1.00	0.64	66,235	0.59	0.65	0.59	0.65
2003-ILA Service Units	1.00	0.004	(0.004)	1.00	0.39	172,154	0.84	0.39	0.84	0.39
2003-ILA B Units	1.00	0.002	(0.002)	1.00	0.24	26,359	0.99	0.24	1.44	(0.21)
2003-ILA C Units	1.00	0.002	(0.002)	1.00	0.24	16,345	0.99	0.24	1.44	(0.21)
2003-ILA Cash Management Shares	1.00	0.003	(0.003)	1.00	0.27	9,250	0.96	0.26	1.44	(0.22)

2002-ILA Units	1.00	0.01	(0.01)	1.00	1.45	573,280	0.43	1.42	0.44	1.41
2002-ILA Administration Units	1.00	0.01	(0.01)	1.00	1.30	77,988	0.58	1.29	0.59	1.28
2002-ILA Service Units	1.00	0.01	(0.01)	1.00	1.05	179,945	0.83	1.03	0.84	1.02
2002-ILA B Units	1.00	—(c)	—(c)	1.00	0.48	39,904	1.39	0.46	1.44	0.41
2002-ILA C Units	1.00	—(c)	—(c)	1.00	0.48	18,241	1.39	0.47	1.44	0.42
2002-ILA Cash Management Shares	1.00	0.01	(0.01)	1.00	0.87	9,917	1.00	0.90	1.44	0.46

2001-ILA Units	1.00	0.04	(0.04)	1.00	3.79	443,213	0.43	3.70	0.43	3.70
2001-ILA Administration Units	1.00	0.04	(0.04)	1.00	3.63	123,869	0.58	3.38	0.58	3.38
2001-ILA Service Units	1.00	0.03	(0.03)	1.00	3.38	152,735	0.83	3.25	0.83	3.25
2001-ILA B Units	1.00	0.03	(0.03)	1.00	2.76	32,731	1.43	2.51	1.43	2.51
2001-ILA C Units	1.00	0.03	(0.03)	1.00	2.76	15,396	1.43	2.56	1.43	2.56
2001-ILA Cash Management Shares	1.00	0.03	(0.03)	1.00	3.20	24,547	1.00	3.34	1.43	2.91

(a)	Calculated based on the average units/shares outstanding methodology.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a unitholder/shareholder would pay on portfolio distributions.
(c)	Less than $.005 per unit.

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust—Institutional Liquid Assets Portfolios

Financial Highlights (continued)
Selected Data for a Unit/ Share Outstanding Throughout Each Year
Money Market Portfolio

									Ratios assuming no
									expense reductions

										Ratio of net
								Ratio of net		investment
	Net asset			Net asset		Net assets	Ratio of net	investment	Ratio of total	income
	value,	Net	Distributions	value,		end	expenses to	income to	expenses to	(loss)
	beginning	investment	to unit/	end	Total	of year	average net	average net	average net	to average
Year—Share Class	of year	income(a)	shareholders	of year	return(b)	(in 000’s)	assets	assets	assets	net assets

For the Years Ended December 31,

2005-ILA Units	$1.00	$0.029	$(0.029)	$1.00	2.91%	$578,208	0.41%	2.85%	0.41%	2.85%
2005-ILA Administration Units	1.00	0.027	(0.027)	1.00	2.75	947,855	0.56	2.73	0.56	2.73
2005-ILA Service Units	1.00	0.025	(0.025)	1.00	2.50	262,445	0.81	2.48	0.81	2.48
2005-ILA Cash Management Shares	1.00	0.023	(0.023)	1.00	2.32	134,241	0.98	2.27	1.41	1.84

2004-ILA Units	1.00	0.010	(0.010)	1.00	1.03	546,525	0.42	1.02	0.42	1.02
2004-ILA Administration Units	1.00	0.009	(0.009)	1.00	0.88	832,256	0.57	0.91	0.57	0.91
2004-ILA Service Units	1.00	0.006	(0.006)	1.00	0.62	243,625	0.82	0.61	0.82	0.61
2004-ILA Cash Management Shares	1.00	0.005	(0.005)	1.00	0.48	111,984	0.95	0.36	1.42	(0.11)

2003-ILA Units	1.00	0.008	(0.008)	1.00	0.84	502,405	0.41	0.85	0.41	0.85
2003-ILA Administration Units	1.00	0.007	(0.007)	1.00	0.69	598,213	0.56	0.67	0.56	0.67
2003-ILA Service Units	1.00	0.004	(0.004)	1.00	0.44	294,025	0.81	0.44	0.81	0.44
2003-ILA Cash Management Shares	1.00	0.003	(0.003)	1.00	0.32	324,304	0.93	0.31	1.41	(0.17)

2002-ILA Units	1.00	0.02	(0.02)	1.00	1.53	825,207	0.41	1.53	0.41	1.53
2002-ILA Administration Units	1.00	0.01	(0.01)	1.00	1.37	429,751	0.56	1.36	0.56	1.36
2002-ILA Service Units	1.00	0.01	(0.01)	1.00	1.12	302,354	0.81	1.12	0.81	1.12
2002-ILA Cash Management Shares	1.00	0.01	(0.01)	1.00	0.95	250,759	0.98	0.98	1.41	0.55

2001-ILA Units	1.00	0.04	(0.04)	1.00	4.02	1,156,176	0.41	4.13	0.41	4.13
2001-ILA Administration Units	1.00	0.04	(0.04)	1.00	3.87	394,078	0.56	3.73	0.56	3.73
2001-ILA Service Units	1.00	0.04	(0.04)	1.00	3.61	312,776	0.81	3.55	0.81	3.55
2001-ILA Cash Management Shares	1.00	0.03	(0.03)	1.00	3.43	419,362	0.98	3.33	1.41	2.90

(a)	Calculated based on the average units/shares outstanding methodology.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a unitholder/shareholder would pay on portfolio distributions.

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust—Institutional Liquid Assets Portfolios

Financial Highlights (continued)
Selected Data for a Unit/ Share Outstanding Throughout Each Year
Government Portfolio

									Ratios assuming no
									expense reductions

										Ratio of net
								Ratio of net		investment
	Net asset			Net asset		Net assets	Ratio of net	investment	Ratio of total	income
	value,	Net	Distributions	value,		end	expenses to	income to	expenses to	(loss)
	beginning	investment	to unit/	end	Total	of year	average net	average net	average net	to average
Year—Share Class	of year	income(a)	shareholders	of year	return(b)	(in 000’s)	assets	assets	assets	net assets

For the Years Ended December 31,

2005-ILA Units	$1.00	$0.029	$(0.029)	$1.00	2.86%	$27,111	0.43%	2.70%	0.60%	2.53%
2005-ILA Administration Units	1.00	0.027	(0.027)	1.00	2.71	11,078	0.58	2.71	0.75	2.54
2005-ILA Service Units	1.00	0.025	(0.025)	1.00	2.45	50,355	0.83	2.42	1.00	2.25
2005-ILA Cash Management Shares	1.00	0.023	(0.023)	1.00	2.28	6,381	1.00	2.36	1.60	1.76

2004-ILA Units	1.00	0.010	(0.010)	1.00	0.97	51,286	0.43	0.92	0.56	0.79
2004-ILA Administration Units	1.00	0.008	(0.008)	1.00	0.82	12,609	0.58	0.82	0.71	0.69
2004-ILA Service Units	1.00	0.006	(0.006)	1.00	0.57	56,953	0.83	0.60	0.96	0.47
2004-ILA Cash Management Shares	1.00	0.004	(0.004)	1.00	0.45	7,849	0.95	0.46	1.56	(0.15)

2003-ILA Units	1.00	0.007	(0.007)	1.00	0.73	85,709	0.44	0.72	0.53	0.63
2003-ILA Administration Units	1.00	0.006	(0.006)	1.00	0.58	12,864	0.59	0.56	0.68	0.47
2003-ILA Service Units	1.00	0.003	(0.003)	1.00	0.33	52,171	0.84	0.34	0.93	0.25
2003-ILA Cash Management Shares	1.00	0.003	(0.003)	1.00	0.26	8,936	0.92	0.28	1.53	(0.33)

2002-ILA Units	1.00	0.01	(0.01)	1.00	1.33	81,790	0.43	1.34	0.53	1.24
2002-ILA Administration Units	1.00	0.01	(0.01)	1.00	1.18	11,398	0.58	1.15	0.68	1.05
2002-ILA Service Units	1.00	0.01	(0.01)	1.00	0.93	81,178	0.83	0.91	0.93	0.81
2002-ILA Cash Management Shares	1.00	0.01	(0.01)	1.00	0.76	18,608	1.00	0.76	1.53	0.23

2001-ILA Units	1.00	0.04	(0.04)	1.00	3.69	124,757	0.43	3.61	0.49	3.55
2001-ILA Administration Units	1.00	0.03	(0.03)	1.00	3.53	6,027	0.58	2.84	0.64	2.78
2001-ILA Service Units	1.00	0.03	(0.03)	1.00	3.28	57,800	0.83	3.15	0.89	3.09
2001-ILA Cash Management Shares	1.00	0.03	(0.03)	1.00	3.10	22,106	1.00	3.24	1.49	2.75

(a)	Calculated based on the average units/shares outstanding methodology.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a unitholder/shareholder would pay on portfolio distributions.

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust—Institutional Liquid Assets Portfolios

Financial Highlights (continued)
Selected Data for a Unit/ Share Outstanding Throughout Each Year
Treasury Obligations Portfolio

									Ratios assuming no
									expense reductions

										Ratio of net
								Ratio of net		investment
	Net asset			Net asset		Net assets	Ratio of net	investment	Ratio of total	income
	value,	Net	Distributions	value,		end	expenses to	income to	expenses to	(loss)
	beginning	investment	to unit/	end	Total	of year	average net	average net	average net	to average
Year—Share Class	of year	income(a)	shareholders	of year	return(b)	(in 000’s)	assets	assets	assets	net assets

For the Years Ended December 31,

2005-ILA Units	$1.00	$0.027	$(0.027)	$1.00	2.77%	$89,579	0.43%	2.55%	0.43%	2.55%
2005-ILA Administration Units	1.00	0.026	(0.026)	1.00	2.62	11,373	0.58	2.57	0.58	2.57
2005-ILA Service Units	1.00	0.023	(0.023)	1.00	2.36	756,424	0.83	2.41	0.83	2.41
2005-ILA Cash Management Shares	1.00	0.021	(0.021)	1.00	2.19	162,011	1.00	2.63	1.43	2.20

2004-ILA Units	1.00	0.009	(0.009)	1.00	0.91	156,027	0.43	0.92	0.43	0.92
2004-ILA Administration Units	1.00	0.008	(0.008)	1.00	0.76	12,900	0.58	0.74	0.58	0.74
2004-ILA Service Units	1.00	0.005	(0.005)	1.00	0.51	554,391	0.83	0.47	0.83	0.47
2004-ILA Cash Management Shares	1.00	0.004	(0.004)	1.00	0.40	8,035	0.92	0.26	1.43	(0.25)

2003-ILA Units	1.00	0.007	(0.007)	1.00	0.74	137,679	0.42	0.73	0.42	0.73
2003-ILA Administration Units	1.00	0.006	(0.006)	1.00	0.59	17,723	0.57	0.55	0.57	0.55
2003-ILA Service Units	1.00	0.003	(0.003)	1.00	0.34	709,869	0.82	0.36	0.82	0.36
2003-ILA Cash Management Shares	1.00	0.003	(0.003)	1.00	0.26	41,752	0.91	0.23	1.42	(0.28)

2002-ILA Units	1.00	0.01	(0.01)	1.00	1.42	297,858	0.41	1.36	0.41	1.36
2002-ILA Administration Units	1.00	0.01	(0.01)	1.00	1.27	19,567	0.56	1.19	0.56	1.19
2002-ILA Service Units	1.00	0.01	(0.01)	1.00	1.02	2,222,340	0.81	0.93	0.81	0.93
2002-ILA Cash Management Shares	1.00	0.01	(0.01)	1.00	0.85	90,681	0.98	0.77	1.41	0.34

2001-ILA Units	1.00	0.04	(0.04)	1.00	3.61	423,561	0.43	3.43	0.44	3.42
2001-ILA Administration Units	1.00	0.03	(0.03)	1.00	3.46	16,595	0.58	3.39	0.59	3.38
2001-ILA Service Units	1.00	0.03	(0.03)	1.00	3.20	1,379,621	0.83	2.70	0.84	2.69
2001-ILA Cash Management Shares	1.00	0.03	(0.03)	1.00	3.03	2,532	1.00	3.09	1.44	2.65

(a)	Calculated based on the average units/shares outstanding methodology.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a unitholder/shareholder would pay on portfolio distributions.

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust—Institutional Liquid Assets Portfolios

Financial Highlights (continued)
Selected Data for a Unit/ Share Outstanding Throughout Each Year
Treasury Instruments Portfolio

									Ratios assuming no
									expense reductions

										Ratio of net
								Ratio of net		investment
	Net asset			Net asset		Net assets	Ratio of net	investment	Ratio of total	income
	value,	Net	Distributions	value,		end	expenses to	income to	expenses to	(loss)
	beginning	investment	to unit/	end	Total	of year	average net	average net	average net	to average
Year—Share Class	of year	income(a)	shareholders	of year	return(b)	(in 000’s)	assets	assets	assets	net assets

For the Years Ended December 31,

2005-ILA Units	$1.00	$0.026	$(0.026)	$1.00	2.59%	$26,118	0.43%	2.50%	0.45%	2.48%
2005-ILA Administration Units	1.00	0.024	(0.024)	1.00	2.44	37,744	0.58	2.43	0.60	2.41
2005-ILA Service Units	1.00	0.022	(0.022)	1.00	2.18	325,678	0.83	2.15	0.85	2.13
2005-ILA Cash Management Shares	1.00	0.020	(0.020)	1.00	2.01	26,741	1.00	2.00	1.45	1.55

2004-ILA Units	1.00	0.008	(0.008)	1.00	0.85	33,836	0.43	0.79	0.44	0.78
2004-ILA Administration Units	1.00	0.007	(0.007)	1.00	0.70	33,103	0.58	0.68	0.59	0.67
2004-ILA Service Units	1.00	0.004	(0.004)	1.00	0.44	372,296	0.83	0.40	0.84	0.39
2004-ILA Cash Management Shares	1.00	0.004	(0.004)	1.00	0.38	15,775	0.88	0.31	1.44	(0.25)

2003-ILA Units	1.00	0.007	(0.007)	1.00	0.65	51,264	0.44	0.63	0.45	0.62
2003-ILA Administration Units	1.00	0.005	(0.005)	1.00	0.50	31,275	0.59	0.44	0.60	0.43
2003-ILA Service Units	1.00	0.003	(0.003)	1.00	0.25	362,436	0.84	0.21	0.85	0.20
2003-ILA Cash Management Shares	1.00	0.002	(0.002)	1.00	0.23	29,656	0.86	0.18	1.45	(0.41)

2002-ILA Units	1.00	0.01	(0.01)	1.00	1.33	103,658	0.43	1.26	0.44	1.25
2002-ILA Administration Units	1.00	0.01	(0.01)	1.00	1.17	25,910	0.58	1.09	0.59	1.08
2002-ILA Service Units	1.00	0.01	(0.01)	1.00	0.92	430,601	0.83	0.84	0.84	0.83
2002-ILA Cash Management Shares	1.00	0.01	(0.01)	1.00	0.75	11,602	1.00	0.68	1.44	0.24

2001-ILA Units	1.00	0.04	(0.04)	1.00	3.59	203,239	0.43	3.49	0.47	3.45
2001-ILA Administration Units	1.00	0.03	(0.03)	1.00	3.43	18,842	0.58	3.23	0.62	3.19
2001-ILA Service Units	1.00	0.03	(0.03)	1.00	3.18	247,064	0.83	2.67	0.87	2.63
2001-ILA Cash Management Shares	1.00	0.03	(0.03)	1.00	3.00	20,312	1.00	2.63	1.47	2.16

(a)	Calculated based on the average units/shares outstanding methodology.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a unitholder/shareholder would pay on portfolio distributions.

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust—Institutional Liquid Assets Portfolios

Financial Highlights (continued)
Selected Data for a Unit/ Share Outstanding Throughout Each Year
Federal Portfolio

									Ratios assuming no
									expense reductions

										Ratio of net
								Ratio of net		investment
	Net asset			Net asset		Net assets	Ratio of net	investment	Ratio of total	income
	value,	Net	Distributions	value,		end	expenses to	income to	expenses to	(loss)
	beginning	investment	to unit/	end	Total	of year	average net	average net	average net	to average
Year—Share Class	of year	income(a)	shareholders	of year	return(b)	(in 000’s)	assets	assets	assets	net assets

For the Years Ended December 31,

2005-ILA Units	$1.00	$0.028	$(0.028)	$1.00	2.82%	$784,191	0.41%	2.74%	0.41%	2.74%
2005-ILA Administration Units	1.00	0.026	(0.026)	1.00	2.67	1,481,451	0.56	2.64	0.56	2.64
2005-ILA Service Units	1.00	0.024	(0.024)	1.00	2.41	204,181	0.81	2.39	0.81	2.39
2005-ILA Cash Management Shares	1.00	0.022	(0.022)	1.00	2.24	124,382	0.98	2.13	1.41	1.70

2004-ILA Units	1.00	0.010	(0.010)	1.00	0.97	937,553	0.41	0.94	0.41	0.94
2004-ILA Administration Units	1.00	0.008	(0.008)	1.00	0.82	1,412,667	0.56	0.84	0.56	0.84
2004-ILA Service Units	1.00	0.006	(0.006)	1.00	0.57	230,227	0.81	0.54	0.81	0.54
2004-ILA Cash Management Shares	1.00	0.004	(0.004)	1.00	0.42	151,658	0.94	0.26	1.41	(0.21)

2003-ILA Units	1.00	0.008	(0.008)	1.00	0.79	1,147,134	0.41	0.79	0.41	0.79
2003-ILA Administration Units	1.00	0.006	(0.006)	1.00	0.64	1,029,112	0.56	0.62	0.56	0.62
2003-ILA Service Units	1.00	0.004	(0.004)	1.00	0.39	285,290	0.81	0.37	0.81	0.37
2003-ILA Cash Management Shares	1.00	0.003	(0.003)	1.00	0.27	565,696	0.93	0.26	1.41	(0.22)

2002-ILA Units	1.00	0.01	(0.01)	1.00	1.47	1,814,911	0.41	1.47	0.41	1.47
2002-ILA Administration Units	1.00	0.01	(0.01)	1.00	1.32	964,512	0.56	1.31	0.56	1.31
2002-ILA Service Units	1.00	0.01	(0.01)	1.00	1.06	279,916	0.81	1.05	0.81	1.05
2002-ILA Cash Management Shares	1.00	0.01	(0.01)	1.00	0.89	700,184	0.98	0.90	1.41	0.47

2001-ILA Units	1.00	0.04	(0.04)	1.00	3.90	3,095,942	0.41	3.96	0.41	3.96
2001-ILA Administration Units	1.00	0.04	(0.04)	1.00	3.74	1,044,722	0.56	3.45	0.56	3.45
2001-ILA Service Units	1.00	0.03	(0.03)	1.00	3.48	291,750	0.81	3.38	0.81	3.38
2001-ILA Cash Management Shares	1.00	0.03	(0.03)	1.00	3.31	1,176,092	0.98	3.23	1.41	2.80

(a)	Calculated based on the average units/shares outstanding methodology.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a unitholder/shareholder would pay on portfolio distributions.

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust—Institutional Liquid Assets Portfolios

Financial Highlights (continued)
Selected Data for a Unit/ Share Outstanding Throughout Each Year
Tax-Exempt Diversified Portfolio

									Ratios assuming no
									expense reductions

										Ratio of net
								Ratio of net		investment
	Net asset			Net asset		Net assets	Ratio of net	investment	Ratio of total	income
	value,	Net	Distributions	value,		end	expenses to	income to	expenses to	(loss)
	beginning	investment	to unit/	end	Total	of year	average net	average net	average net	to average
Year—Share Class	of year	income(a)	shareholders	of year	return(b)	(in 000’s)	assets	assets	assets	net assets

For the Years Ended December 31,

2005-ILA Units	$1.00	$0.020	$(0.020)	$1.00	2.02%	$634,174	0.41%	1.98%	0.41%	1.98%
2005-ILA Administration Units	1.00	0.019	(0.019)	1.00	1.87	1,344,727	0.56	1.83	0.56	1.83
2005-ILA Service Units	1.00	0.016	(0.016)	1.00	1.61	24,328	0.81	1.59	0.81	1.59
2005-ILA Cash Management Shares	1.00	0.014	(0.014)	1.00	1.44	147,558	0.98	1.41	1.41	0.98

2004-ILA Units	1.00	0.008	(0.008)	1.00	0.82	697,374	0.41	0.80	0.41	0.80
2004-ILA Administration Units	1.00	0.007	(0.007)	1.00	0.67	1,338,658	0.56	0.69	0.56	0.69
2004-ILA Service Units	1.00	0.004	(0.004)	1.00	0.42	23,652	0.81	0.43	0.81	0.43
2004-ILA Cash Management Shares	1.00	0.003	(0.003)	1.00	0.33	139,086	0.87	0.28	1.41	(0.26)

2003-ILA Units	1.00	0.007	(0.007)	1.00	0.68	722,008	0.41	0.68	0.41	0.68
2003-ILA Administration Units	1.00	0.005	(0.005)	1.00	0.52	792,220	0.56	0.50	0.56	0.50
2003-ILA Service Units	1.00	0.003	(0.003)	1.00	0.33	14,285	0.75	0.36	0.81	0.30
2003-ILA Cash Management Shares	1.00	0.003	(0.003)	1.00	0.33	362,923	0.75	0.32	1.41	(0.34)

2002-ILA Units	1.00	0.01	(0.01)	1.00	1.11	1,022,037	0.41	1.11	0.42	1.10
2002-ILA Administration Units	1.00	0.01	(0.01)	1.00	0.96	401,548	0.56	0.96	0.57	0.95
2002-ILA Service Units	1.00	0.01	(0.01)	1.00	0.71	34,183	0.81	0.70	0.82	0.69
2002-ILA Cash Management Shares	1.00	0.01	(0.01)	1.00	0.79	261,051	0.73	0.78	1.42	0.09

2001-ILA Units	1.00	0.02	(0.02)	1.00	2.44	1,339,898	0.40	2.43	0.41	2.42
2001-ILA Administration Units	1.00	0.02	(0.02)	1.00	2.28	357,182	0.55	2.03	0.56	2.02
2001-ILA Service Units	1.00	0.02	(0.02)	1.00	2.03	74,461	0.80	1.83	0.81	1.82
2001-ILA Cash Management Shares	1.00	0.02	(0.02)	1.00	1.85	290,372	0.97	1.82	1.41	1.38

(a)	Calculated based on the average units/shares outstanding methodology.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a unitholder/shareholder would pay on portfolio distributions.

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust—Institutional Liquid Assets Portfolios

Financial Highlights (continued)
Selected Data for a Unit/ Share Outstanding Throughout Each Year
Tax-Exempt California Portfolio

									Ratios assuming no
									expense reductions

										Ratio of net
								Ratio of net		investment
	Net asset			Net asset		Net assets	Ratio of net	investment	Ratio of total	income
	value,	Net	Distributions	value,		end	expenses to	income to	expenses to	(loss)
	beginning	investment	to unit/	end	Total	of year	average net	average net	average net	to average
Year—Share Class	of year	income(a)	shareholders	of year	return(b)	(in 000’s)	assets	assets	assets	net assets

For the Years Ended December 31,

2005-ILA Units	$1.00	$0.020	$(0.020)	$1.00	1.98%	$268,806	0.43%	1.99%	0.44%	1.98%
2005-ILA Administration Units	1.00	0.018	(0.018)	1.00	1.83	300,545	0.58	1.79	0.59	1.78
2005-ILA Service Units	1.00	0.016	(0.016)	1.00	1.57	2	0.83	1.60	0.83	1.60
2005-ILA Cash Management Shares	1.00	0.014	(0.014)	1.00	1.40	27,385	1.00	1.45	1.44	1.01

2004-ILA Units	1.00	0.008	(0.008)	1.00	0.78	208,139	0.43	0.74	0.45	0.72
2004-ILA Administration Units	1.00	0.006	(0.006)	1.00	0.62	273,919	0.58	0.64	0.60	0.62
2004-ILA Service Units	1.00	0.004	(0.004)	1.00	0.39	2	0.83	0.36	0.85	0.34
2004-ILA Cash Management Shares	1.00	0.003	(0.003)	1.00	0.32	14,721	0.82	0.23	1.45	(0.40)

2003-ILA Units	1.00	0.006	(0.006)	1.00	0.61	244,109	0.42	0.61	0.43	0.60
2003-ILA Administration Units	1.00	0.005	(0.005)	1.00	0.46	233,371	0.57	0.41	0.58	0.40
2003-ILA Service Units	1.00	0.003	(0.003)	1.00	0.34	2	0.66	0.47	0.83	0.30
2003-ILA Cash Management Shares	1.00	0.003	(0.003)	1.00	0.33	63,214	0.71	0.32	1.43	(0.40)

2002-ILA Units	1.00	0.01	(0.01)	1.00	1.00	359,166	0.43	0.99	0.44	0.98
2002-ILA Administration Units	1.00	0.01	(0.01)	1.00	0.85	98,643	0.58	0.84	0.59	0.83
2002-ILA Service Units	1.00	0.01	(0.01)	1.00	0.60	284	0.83	0.61	0.84	0.60
2002-ILA Cash Management Shares	1.00	0.01	(0.01)	1.00	0.68	53,050	0.75	0.67	1.44	(0.02)

2001-ILA Units	1.00	0.02	(0.02)	1.00	2.08	305,626	0.43	2.13	0.45	2.11
2001-ILA Administration Units	1.00	0.02	(0.02)	1.00	1.92	70,281	0.58	1.82	0.60	1.80
2001-ILA Service Units	1.00	0.02	(0.02)	1.00	1.67	84	0.83	1.84	0.85	1.82
2001-ILA Cash Management Shares	1.00	0.01	(0.01)	1.00	1.50	62,986	1.00	1.53	1.45	1.08

(a)	Calculated based on the average units/shares outstanding methodology.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a unitholder/shareholder would pay on portfolio distributions.

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust—Institutional Liquid Assets Portfolios

Financial Highlights (continued)
Selected Data for a Unit/ Share Outstanding Throughout Each Year
Tax-Exempt New York Portfolio

									Ratios assuming no
									expense reductions

										Ratio of net
								Ratio of net		investment
	Net asset			Net asset		Net assets	Ratio of net	investment	Ratio of total	income
	value,	Net	Distributions	value,		end	expenses to	income to	expenses to	(loss)
	beginning	investment	to unit/	end	Total	of year	average net	average net	average net	to average
Year—Share Class	of year	income(a)	shareholders	of year	return(b)	(in 000’s)	assets	assets	assets	net assets

For the Years Ended December 31,

2005-ILA Units	$1.00	$0.020	$(0.020)	$1.00	1.99%	$100,268	0.43%	1.94%	0.45%	1.92%
2005-ILA Administration Units	1.00	0.018	(0.018)	1.00	1.84	206,485	0.58	1.83	0.60	1.81
2005-ILA Service Units	1.00	0.016	(0.016)	1.00	1.58	72	0.83	1.34	0.84	1.33
2005-ILA Cash Management Shares	1.00	0.014	(0.014)	1.00	1.41	58,291	1.00	1.35	1.45	0.90

2004-ILA Units	1.00	0.008	(0.008)	1.00	0.78	99,743	0.43	0.78	0.46	0.75
2004-ILA Administration Units	1.00	0.006	(0.006)	1.00	0.63	174,135	0.58	0.65	0.61	0.62
2004-ILA Service Units	1.00	0.004	(0.004)	1.00	0.40	156	0.82	0.41	0.86	0.37
2004-ILA Cash Management Shares	1.00	0.003	(0.003)	1.00	0.33	59,693	0.87	0.30	1.46	(0.29)

2003-ILA Units	1.00	0.006	(0.006)	1.00	0.62	89,518	0.44	0.62	0.47	0.59
2003-ILA Administration Units	1.00	0.005	(0.005)	1.00	0.47	124,113	0.59	0.47	0.62	0.44
2003-ILA Service Units	1.00	0.003	(0.003)	1.00	0.32	124	0.74	0.32	0.87	0.19
2003-ILA Cash Management Shares	1.00	0.003	(0.003)	1.00	0.31	66,299	0.75	0.31	1.47	(0.41)

2002-ILA Units	1.00	0.01	(0.01)	1.00	0.99	128,959	0.43	0.98	0.47	0.94
2002-ILA Administration Units	1.00	0.01	(0.01)	1.00	0.83	99,406	0.58	0.83	0.62	0.79
2002-ILA Service Units	1.00	0.01	(0.01)	1.00	0.59	123	0.83	0.58	0.87	0.54
2002-ILA Cash Management Shares	1.00	0.01	(0.01)	1.00	0.66	56,104	0.75	0.66	1.47	(0.06)

2001-ILA Units	1.00	0.02	(0.02)	1.00	2.23	122,610	0.43	2.27	0.47	2.23
2001-ILA Administration Units	1.00	0.02	(0.02)	1.00	2.07	116,028	0.58	2.04	0.62	2.00
2001-ILA Service Units	1.00	0.02	(0.02)	1.00	1.81	315	0.83	2.08	0.87	2.04
2001-ILA Cash Management Shares	1.00	0.02	(0.02)	1.00	1.64	42,440	1.00	1.50	1.47	1.03

(a)	Calculated based on the average units/shares outstanding methodology.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a unitholder/shareholder would pay on portfolio distributions.

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and the Unitholders and Shareholders of Institutional Liquid Assets Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments (excluding bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prime Obligations Portfolio, Money Market Portfolio, Government Portfolio, Treasury Obligations Portfolio, Treasury Instruments Portfolio, Federal Portfolio, Tax-Exempt Diversified Portfolio, Tax-Exempt California Portfolio and Tax-Exempt New York Portfolio (collectively, the “Institutional Liquid Assets Portfolios”), portfolios of the Goldman Sachs Trust, at December 31, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Institutional Liquid Assets Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2006

Goldman Sachs Trust—Institutional Liquid Assets Portfolios

Fund Expenses (Unaudited)— Six Month Period Ended December 31, 2005

          As a shareholder of ILA, ILA Administration, ILA Service, ILA B, ILA C Units or ILA Cash Management Shares of the Portfolios you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (load) (with respect to ILA B and C Units); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to ILA B Units, ILA C Units and Cash Management Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in ILA, ILA Administration, ILA Service, ILA B, ILA C Units or ILA Cash Management Shares of the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Prime Obligations Portfolio				Money Market Portfolio				Government Portfolio				Treasury Obligations Portfolio				Treasury Instruments Portfolio

				Expenses				Expense				Expenses				Expenses				Expenses
				Paid for				Paid for				Paid for				Paid for				Paid for
	Beginning	Ending		the	Beginning	Ending		the	Beginning	Ending		the	Beginning	Ending		the	Beginning	Ending		the
	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months
	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Value		ended
Unit/Share Class	7/1/05	12/31/05		12/31/05*	7/1/05	12/31/05		12/31/05*	7/1/05	12/31/05		12/31/05*	7/1/05	12/31/05		12/31/05*	7/1/05	12/31/05		12/31/05*

ILA Units
Actual	$1,000.00	$1,017.00		$2.20	$1,000.00	$1,017.10		$2.12	$1,000.00	$1,016.90		$2.20	$1,000.00	$1,016.50		$2.19	$1,000.00	$1,015.20		$2.19
Hypothetical 5% return	1,000.00	1,023.02	+	2.21	1,000.00	1,023.11	+	2.12	1,000.00	1,023.03	+	2.20	1,000.00	1,023.03	+	2.20	1,000.00	1,023.03	+	2.20

ILA Administration Units
Actual	1,000.00	1,016.20		2.97	1,000.00	1,016.30		2.88	1,000.00	1,016.10		2.96	1,000.00	1,015.70		2.95	1,000.00	1,014.40		2.95
Hypothetical 5% return	1,000.00	1,022.26	+	2.98	1,000.00	1,022.35	+	2.89	1,000.00	1,022.27	+	2.97	1,000.00	1,022.28	+	2.96	1,000.00	1,022.27	+	2.96

ILA Service Units
Actual	1,000.00	1,014.90		4.23	1,000.00	1,015.00		4.15	1,000.00	1,014.80		4.23	1,000.00	1,014.40		4.22	1,000.00	1,013.20		4.22
Hypothetical 5% return	1,000.00	1,021.00	+	4.25	1,000.00	1,021.09	+	4.16	1,000.00	1,021.01	+	4.24	1,000.00	1,021.02	+	4.23	1,000.00	1,021.01	+	4.24

ILA B Units
Actual	1,000.00	1,011.90		7.27
Hypothetical 5% return	1,000.00	1,017.98	+	7.29	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A

ILA C Units
Actual	1,000.00	1,011.90		7.27
Hypothetical 5% return	1,000.00	1,017.98	+	7.29	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A

ILA Cash Management Shares
Actual	1,000.00	1,014.10		5.10	1,000.00	1,014.10		5.01	1,000.00	1,014.00		5.09	1,000.00	1,013.60		5.05	1,000.00	1,012.30		5.08
Hypothetical 5% return	1,000.00	1,020.15	+	5.11	1,000.00	1,020.23	+	5.02	1,000.00	1,020.15	+	5.11	1,000.00	1,020.18	+	5.07	1,000.00	1,020.16	+	5.10

Goldman Sachs Trust—Institutional Liquid Assets Portfolios

	Federal Portfolio				Tax-Exempt Diversified Portfolio				Tax-Exempt California Portfolio				Tax-Exempt New York Portfolio

				Expenses				Expenses				Expense				Expenses
				Paid for				Paid for				Paid for				Paid for
	Beginning	Ending		the	Beginning	Ending		the	Beginning	Ending		the	Beginning	Ending		the
	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months
	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Value		ended
Unit/Share Class	7/1/05	12/31/05		12/31/05*	7/1/05	12/31/05		12/31/05*	7/1/05	12/31/05		12/31/05*	7/1/05	12/31/05		12/31/05*

ILA Units
Actual	$1,000.00	$1,016.60		$2.10	$1,000.00	$1,011.30		$2.10	$1,000.00	$1,011.10		$2.20	$1,000.00	$1,011.20		$2.20
Hypothetical 5% return	1,000.00	1,023.12	+	2.11	1,000.00	1,023.12	+	2.11	1,000.00	1,023.02	+	2.22	1,000.00	1,023.02	+	2.21

ILA Administration Units
Actual	1,000.00	1,015.90		2.86	1,000.00	1,010.60		2.85	1,000.00	1,010.30		2.96	1,000.00	1,010.40		2.96
Hypothetical 5% return	1,000.00	1,022.37	+	2.87	1,000.00	1,022.37	+	2.87	1,000.00	1,022.26	+	2.98	1,000.00	1,022.26	+	2.98

ILA Service Units
Actual	1,000.00	1,014.60		4.13	1,000.00	1,009.30		4.12	1,000.00	1,009.10		4.15	1,000.00	1,009.10		4.23
Hypothetical 5% return	1,000.00	1,021.11	+	4.14	1,000.00	1,021.11	+	4.14	1,000.00	1,021.07	+	4.18	1,000.00	1,020.99	+	4.26

ILA Cash Management Shares
Actual	1,000.00	1,013.70		4.99	1,000.00	1,008.40		4.98	1,000.00	1,008.20		5.08	1,000.00	1,008.30		5.08
Hypothetical 5% return	1,000.00	1,020.25	+	5.01	1,000.00	1,020.25	+	5.01	1,000.00	1,020.14	+	5.11	1,000.00	1,020.15	+	5.11

*	Expenses for each unit/share class are calculated using the Portfolio’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2005. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the financial highlights. The annualized net expense ratios for the period were as follows:

Portfolio	ILA Units	ILA Administration Units	ILA Service Units	ILA B Units	ILA C Units	ILA Cash Management Shares

Prime Obligations Portfolio	0.43%	0.58%	0.83%	1.43%	1.43%	1.00%
Money Market Portfolio	0.42	0.57	0.82	N/A	N/A	0.99
Government Portfolio	0.43	0.58	0.83	N/A	N/A	1.00
Treasury Obligations Portfolio	0.43	0.58	0.83	N/A	N/A	1.00
Treasury Instruments Portfolio	0.43	0.58	0.83	N/A	N/A	1.00
Federal Portfolio	0.41	0.56	0.81	N/A	N/A	0.98
Tax-Exempt Diversified Portfolio	0.42	0.57	0.82	N/A	N/A	0.99
Tax-Exempt California Portfolio	0.43	0.58	0.82	N/A	N/A	1.00
Tax-Exempt New York Portfolio	0.43	0.58	0.84	N/A	N/A	1.00

+	Hypothetical expenses are based on the Portfolio’s actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

Trustees and Officers (Unaudited)

Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 63	Chairman & Trustee	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President—Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-Present); Member of Cornell University Council (1992-2004); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-Present); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board and Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

John P. Coblentz, Jr. Age: 64	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

Patrick T. Harker Age: 47	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-Present); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

Mary P. McPherson Age: 70	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977- Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); Director, American School of Classical Studies in Athens (1997-Present); and Trustee, Emeriti Retirement Health Solutions (post-retirement medical insurance program for non-profit institutions) (Since 2005).

			Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

Trustees and Officers (Unaudited)
Independent Trustees (continued)

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Wilma J. Smelcer Age: 56	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-April 2004). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	72	Lawson Products Inc. (distributor of industrial products).

Richard P. Strubel Age: 66	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	72	Gildan Activewear Inc. (an activewear clothing marketing and manufacturing company); Unext, Inc. (provider of educational services via the internet); Northern Mutual Fund Complex (53 Portfolios).

Trustees and Officers (Unaudited)

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Alan A. Shuch Age: 56	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994- May 1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

*Kaysie P. Uniacke Age: 44	Trustee & President	Since 2001 Since 2002	Managing Director, GSAM (1997-Present). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies). President—Goldman Sachs Mutual Fund Complex (2002- Present) (registered investment companies). Assistant Secretary—Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).	72	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Howard B. Surloff.
[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2005, the Trust consisted of 61 portfolios, including the Funds described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 44	President & Trustee	Since 2002 Since 2001	Managing Director, GSAM (1997-Present).

Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).

President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary—Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

James A. Fitzpatrick 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 45	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999). Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 32 Old Slip New York, NY 10005 Age: 43	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004)

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 41	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer—Goldman Sachs Mutual Fund Complex (registered investment companies).

Howard B. Surloff One New York Plaza 37th Floor New York, NY 10004 Age: 40	Secretary	Since 2001	Managing Director, Goldman Sachs (November 2002-Present); Associate General Counsel, Goldman Sachs and General Counsel to the U.S. Funds Group (December 1997-Present).

Secretary—Goldman Sachs Mutual Fund Complex (registered investment companies) (2001-Present) and Assistant Secretary prior thereto.

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Institutional Liquid Assets Portfolios — Tax Information (Unaudited)

During the year ended December 31, 2005, 100% of the distributions from net investment income paid by the Tax-Exempt Diversified, Tax-Exempt New York and Tax-Exempt California Portfolios were exempt-interest dividends and as such, are not subject to U.S. federal income tax.

During the year ended December 31, 2005, 100% of the distributions paid by the Government, Treasury Obligations, Federal and Treasury Instruments Portfolios were designated as either interest-related dividends or short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-621-2550; and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended September 30, 2004 and every first and third fiscal quarter thereafter, the Portfolios’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Portfolios’ first and third fiscal quarters. When available, the Portfolios’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The Standardized 7-Day Current Yield is calculated in accordance with securities industry regulations and does not include capital gains. The Standardized 7-Day Current Yield may differ slightly from the actual distribution rate of a given portfolio because of the exclusion of distributed capital gains, which are non-recurring.

The Standardized 7-Day Effective Yield is calculated in accordance with securities industry regulations and does not include capital gains. The Standardized 7-Day Effective Yield assumes reinvestment of dividends for one year.

The Standardized 30-Day Yield is calculated by annualizing the net investment income per share earned over a 30-day period divided by the maximum public offering price per share on the last day of the period. This yield does not necessarily reflect income earned and distributed by the Portfolio and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Portfolio’s entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution unless preceded or accompanied by a current prospectus. Investors should consider a Portfolio’s objectives, risks, and charges and expenses, and read the prospectus carefully before investing or sending money. The prospectus contains this and other information about the Portfolios.

Goldman, Sachs & Co. is the distributor of the Goldman Sachs Funds.

Copyright 2006 Goldman, Sachs & Co. All rights reserved. Date of first use: March 1, 2006 06-259/52.3K / 03-06

TRUSTEES
Ashok N. Bakhru, Chairman
John P. Coblentz, Jr.
Patrick T. Harker
Mary Patterson McPherson
Alan A. Shuch
Wilma J. Smelcer
Richard P. Strubel
Kaysie P. Uniacke

OFFICERS
Kaysie P. Uniacke, President
James A. Fitzpatrick, Vice President
James A. McNamara, Vice President
John M. Perlowski, Treasurer
Howard B. Surloff, Secretary

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.
Investment Adviser

ILA/AR 12/05	Goldman Sachs Funds 32 Old Slip New York, NY 10005